SCHEDULE 14C

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]      Preliminary Information Statement
[ ]      Confidential, for use of the Commission only
          (as permitted by Rule 14c-5(d)(2)
[ ]      Definitive Information Statement

                          HAND BRAND DISTRIBUTION, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
         Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transactions applies.

         (2)      Aggregate number of securities to which transaction applies.

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined).

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         Fee paid previously with preliminary materials

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                          HAND BRAND DISTRIBUTION, INC.
                            900 BROADWAY, SUITE 1002
                            NEW YORK, NEW YOUR 10003

                            NOTICE OF SPECIAL MEETING

TO THE HAND BRAND DISTRIBUTION, INC. SHAREHOLDERS:

A Special Meeting of Shareholders of Hand Brand Distribution, Inc. (the "Company" or "Hand Brand") will be held on June 25, 2002, at 10:00 a.m., local time, at the offices of Proskauer Rose LLP, 2255 Glades Road, Suite 340W, Boca Raton, Florida 33431. This Information Statement, which is being mailed to all Shareholders on or about June 4, 2002 includes materials relating to:

o Amending our Articles of Incorporation to change our corporate name from "Hand Brand Distribution, Inc." to "GeneThera Inc." and increasing our authorized capital stock to 100,000,000 shares of common stock, $.001 par value per share (the "Common Stock") and authorizing 20,000,000 shares of "blank check" preferred stock, $.001 par value per share (the "Preferred Stock");

o Reincorporating from Florida to Delaware, which we will accomplish through a merger of Hand Brand into GeneThera Inc., a newly formed wholly owned Delaware subsidiary of Hand Brand ("GeneThera"), with GeneThera surviving the merger (the "Reincorporation"). The Reincorporation will result in the Company's name being changed to "GeneThera Inc.", increasing the authorized number of shares of capital stock to 100,000,000 shares of Common Stock and authorizing 20,000,000 shares, par value $.001 of "blank check" Preferred Stock. The persons serving as officers and directors of Hand Brand prior to the merger will continue to serve in their respective capacities after the Reincorporation. If, however, any shareholders dissent and request a judicial determination of the value of their shares and payment because of our reincorporating in Delaware, we may determine not to proceed with the Reincorporation and merely amend our Articles of Incorporation to change our corporate name and increase our authorized shares, and remain a Florida corporation;

o    Adopting the 2002 Hand Brand (GeneThera) Stock Incentive Plan;

o Approving the sale of Family Health News, Inc., a wholly-owned subsidiary of the Company ("FHNI") (the "FHNI Stock Sale"); and

o    Ratifying a $30.0 million Private Equity Line of Credit facility agreement.

We are not asking you for a proxy. Shareholders owning, in the aggregate, approximately 60% of the outstanding common stock of the Company as of May 24, 2002, each carefully considered these proposals and have indicated to the Company that they intend to vote in favor of each of the foregoing proposals, thus assuring their approval. To the extent that you are entitled to dissent, if you wish to dissent from the Reincorporation or the FHNI Stock Sale and seek a judicial determination of the value of your shares, you may do so by following the instructions in the Information Statement section entitled "Rights of Dissenting Shareholders - "The Reincorporation and the FHNI Stock Sale").

                                      By Order of the Board of Directors


                                      /s/ Antonio Milici, Chairman of the Board
     New York, New York
     June 4, 2002

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                          HAND BRAND DISTRIBUTION, INC.
                            900 BROADWAY, SUITE 1002
                            NEW YORK, NEW YORK 10003

                                  JUNE 4, 2002

                   SPECIAL MEETING OF HAND BRAND SHAREHOLDERS
                            TO BE HELD JUNE 25, 2002

             INFORMATION STATEMENT OF HAND BRAND DISTRIBUTION, INC.

        NO VOTE OR OTHER ACTION OF HAND BRAND'S SHAREHOLDERS IS REQUIRED
            IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT
      ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                              INFORMATION STATEMENT

This Information Statement contains information about a Special Meeting of the Shareholders of Hand Brand Distribution, Inc., a Florida corporation (the "Company "or" Hand Brand"), to be held on Tuesday, June 25, 2002 at 10:00 a.m. local time at the offices of Proskauer Rose LLP, 2255 Glades Road, Suite 340W, Boca Raton, Florida 33431. This Information Statement is being mailed on or about June 4, 2002 to those persons who were Hand Brand Shareholders as of May 24, 2002 (the "Record Date"). Hand Brand's common stock is currently our only outstanding class of capital stock.

By way of this Information Statement, holders of our common stock are being informed that the following matters will be considered for adoption at the Special Meeting:

o Amending our Articles of Incorporation to change our corporate name from "Hand Brand Distribution, Inc." to "GeneThera Inc.", to increase our authorized capital stock to 100,000,000 shares of common stock, $.001 par value per share (the "Common Stock"), and to authorize 20,000,000 shares of "blank check" preferred stock, $.001 par value per share (the "Preferred Stock") ("Proposals 1A and 1B" and collectively, "Proposal 1");

o Reincorporating from Florida to Delaware, which we will accomplish through a merger of Hand Brand into GeneThera Inc., a newly formed wholly owned Delaware subsidiary of Hand Brand ("New GeneThera"), with New GeneThera surviving the merger (the "Reincorporation"). The Reincorporation will result in the Company's name being changed to "GeneThera Inc.", increasing the authorized number of shares of capital stock to 100,000,000 shares of Common Stock and authorizing 20,000,000 shares, par value $.001 of "blank check" Preferred Stock. The persons serving as officers and directors of Hand Brand prior to the merger will continue to serve in their respective capacities after the Reincorporation. If, however, any shareholders dissent and request a judicial determination of the value of their shares and payment because of our reincorporating in Delaware, we may determine not to proceed with the Reincorporation and merely amend our Articles of Incorporation to change our corporate name and increase our authorized shares, and remain a Florida corporation in accordance with Proposals 1A and 1B ("Proposal 2");

o    Adopting the 2002 Hand Brand  (GeneThera)  Stock  Incentive Plan ("Proposal
     3");

o Approving the sale of Family Health News, Inc., a wholly-owned subsidiary of the Company ("FHNI") (the "FHNI Stock Sale") ("Proposal 4"); and

o Ratifying a $30.0 million Private Equity Line of Credit facility agreement ("Proposal 5").

Each of these proposals will be effected on the date of the Special Meeting of June 25, 2002, or as soon thereafter as possible (the "Effective Date"). Our Board of Directors has fixed the close of business on May 24, 2002 as the record date for determining which of our Shareholders are entitled to notice with respect to this Information Statement and the Special Meeting of Shareholders.

Our Board of Directors unanimously recommends each of the foregoing Proposals. In addition, Shareholders owning, in the aggregate, approximately 60% of our outstanding Common Stock as of the Record Date (the "Majority Holders") carefully considered each of these proposals and have expressed their intent to vote in favor of approving each Proposal, thus assuring their approval.

HOW MANY SHARES OF HAND BRAND COMPANY STOCK WERE OUTSTANDING AS OF THE RECORD DATE?

As of May 24, 2002, our Record Date, 664,299 shares of our Common Stock were issued and outstanding.

WHAT VOTE IS REQUIRED TO APPROVE EACH OF THE PROPOSALS?

Under Florida Law, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to:

o    Approve the Reincorporation in Delaware; and

o    Approve the FHNI Stock Sale.

Under Florida Law, the affirmative vote of the holders of a majority of the outstanding shares represented in person or by proxy at a meeting of the Shareholders at which a quorum (equal to a majority of the total shares of Common Stock issued and outstanding) is present is required to:

o Amend our Articles of Incorporation to change our corporate name from "Hand Brand Distribution, Inc." to "GeneThera Inc." and increasing our authorized Company Stock to 100,000,000 shares of Common Stock and authorize 20,000,000 shares of "blank check" Preferred Stock, par value $.001;

o    Adopt the 2002 Hand Brand (GeneThera) Stock Incentive Plan; and

o    Ratify the $30.0 million Private Equity Line of Credit facility agreement.

The anticipated vote of the Majority Holders will be sufficient to approve each of the foregoing Proposals.

WHEN IS THIS INFORMATION STATEMENT BEING SENT?

We are sending this Information Statement to our Shareholders on or about June 4, 2002. We are required to send this Information Statement at least 20 calendar days prior to the earliest date at which the corporate action may be taken. We expect that each of the Proposals will be effective on June 25, 2002, or as soon thereafter as practicable.

This Information Statement also includes the following Exhibits: (1) Exhibit "A"
- Amendment to Articles of Incorporation to Change Our Name, Increase our Authorized Stock and Authorize "Blank Check" Preferred Stock, (2) Exhibit "B" - Agreement and Plan of Merger, (3) Exhibit "C" - Florida Statutes regarding Dissenting Rights, (4) Exhibit "D" - Certificate of Incorporation for GeneThera Inc., (5) Exhibit "E" - 2002 Hand Brand (GeneThera) Stock Incentive Plan; (6) Exhibit "F" Family Health News, Inc. Stock Purchase Agreement, as amended and
(7) Exhibits "G-1", "G-2", "G-3" and "G-4" -- to the Private Equity Line of Credit Agreements, as amended.

WHY ISN'T HAND BRAND REQUIRED TO SOLICIT VOTES FOR THE PROPOSALS?

Since the Majority Holders of Hand Brand have expressed their intent to approve each of the Proposals at the Special Meeting, the anticipated vote will be sufficient for approval. Therefore, our Board of Directors has decided to utilize this Information Statement in lieu of soliciting for proxies in an effort to eliminate certain costs and the management time involved in holding a special meeting for which proxies are solicited.

WHEN WILL EACH OF THE PROPOSALS BECOME EFFECTIVE?

Under federal securities laws, none of the Proposals are effective until at least 20 days after mailing this Information Statement. We are mailing this Information Statement on or about June 4, 2002 and will hold our Special Meeting on June 25, 2002.

--Proposal No. 1 (to Change our Corporate Name, Increase our Authorized Shares and Authorize "Blank Check" Preferred Stock) will become effective upon our filing Articles of Amendment to Hand Brand's Articles of Incorporation with the Secretary of State of Florida. Proposal No. 2 (Reincorporation) will become effective upon our filing of Articles of Merger with the Florida and Delaware Secretaries of State. Depending upon whether or not there are any shareholders who dissent and elect appraisal rights to the Reincorporation, the Company may or may not proceed with the Reincorporation. If the Company proceeds with the Reincorporation, it may elect to forego filing the Articles of Amendment since the same effect would be accomplished by the Reincorporation because the Certificate of Incorporation of the Company's Delaware subsidiary (which would be the surviving corporation after the merger) already contain the provisions set forth in the Articles of Amendment. Such filings are anticipated to occur on or about June 25, 2002, which is the date of our Special Meeting.

--Proposal No. 3 (to Adopt the 2002 Hand Brand Stock Incentive Plan), Proposal No. 4 (to Approve the FHNI Stock Sale) and Proposal No. 5 (to Ratify the $30 million Private Credit Line facility agreement) will become effective on June 25, 2002, after approval thereof at the Special Meeting (or, if later, 20 days after the mailing of this Information Statement).

On May 20, 2002, all the members of our Board of Directors recommended each of the Proposals. However, at anytime prior to the effective date, the Board of Directors may, in their reasonable discretion, withdraw any or all of the Proposals that are the subject matter of this Information Statement and the Special Meeting.

WHAT BENEFITS WILL OUR DIRECTORS RECEIVE BY RECOMMENDING EACH OF THE PROPOSALS?

Our directors and executive officers have a fiduciary obligation to vote in our Shareholders' best interests However, a vote for any of the Proposals by a majority of our directors where certain members of our management may receive personal benefits does not negate the vote so long as any interested director discloses that he or she could benefit financially, does not participate in discussions, and does not vote on matters where that director may personally benefit. Our Non-Employee Directors have received options to purchase up to 40,000 shares of Common Stock subject to approval of the 2002 Hand Brand Stock Incentive Plan. Additionally, John Taggart, our former Chairman and former CEO, through a corporation in which he is the principal, will purchase the Family Health News, Inc. Stock as part of the FHNI Stock Sale. However, at all times relevant to the sale, Mr. Taggart did not participate in any of the voting or discussions of the Board concerning the sale.

HOW WILL OUR SHAREHOLDERS KNOW WHEN THE PROPOSALS ARE EFFECTIVE?

Inasmuch as Hand Brand will have provided this Information Statement to our Shareholders of record, we will notify our Shareholders of the effective dates of each of the Proposals described in this Information Statement when we distribute our next Annual Report on Form 10-KSB. You may also obtain a copy of our Annual Report and all other reports electronically filed by us via the Internet, by accessing the Securities and Exchange Commission's EDGAR website at www.sec.gov/edaux/searches.html.

WHO WILL PAY FOR THE COSTS ASSOCIATED WITH THIS INFORMATION STATEMENT?

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Hand Brand will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

ARE OUR SHAREHOLDERS ENTITLED TO DISSENTERS RIGHTS?

Under Florida law, shareholders may dissent from the approval of the Reincorporation in Proposal 2 and the FHNI Stock Sale in Proposal 4, and demand cash payment of the fair value of their shares. If, however, any shareholders dissent and request a judicial determination of the value of their shares and payment because of our reincorporating in Delaware, we may abandon the Reincorporation and merely amend our Articles of Incorporation pursuant to Proposal No. 1 to change our corporate name and increase our authorized shares, but remain a Florida corporation.

WHERE ARE OUR EXECUTIVE OFFICES LOCATED?

Our principal executive offices are located at 900 Broadway, Suite 1002, New York, New York 10003 and our telephone number is (212) 982-6400.

    NO ADDITIONAL ACTION IS REQUIRED BY OUR SHAREHOLDERS IN CONNECTION WITH ANY OF THESE PROPOSALS, OTHER THAN TO THE EXTENT ANY SHAREHOLDERS EXERCISE THEIR DISSENTERS' RIGHTS. HOWEVER, SECTION 14(C) OF THE
    EXCHANGE ACT REQUIRES THE MAILING TO OUR SHAREHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

                     OUTSTANDING VOTING STOCK OF HAND BRAND

The following table shows, as of May 24, 2002, the Common Stock owned beneficially by (i) each of our Executive Officers, (ii) each of our current Directors, (iii) all Executive Officers and Directors as a group, (iv) each person known by us to be the beneficial owner of more than five percent of our Common Stock, and (v) on a pro forma basis to give effect to the Company's commitment to issue approximately 8,305,950 shares of its Common Stock to the former shareholders of GeneThera, Inc., a Colorado corporation ("GeneThera"), in connection with the acquisition of GeneThera in February 2002 (the "Former GeneThera Shareholders"). Beneficial ownership is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you beneficially own Common Stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have the right to acquire it within 60 days (or share the power to vote the stock, or sell it). Except as disclosed in the footnotes below, each of the Executive Officers and Directors listed have sole voting and investment power over his shares. As of May 24, 2002, there were 664,299 shares of Common Stock issued and outstanding and approximately [155] holders of record. Proposal No. 1 discusses the specific terms of our Common Stock and our "blank check" Preferred Stock and our commitment to issue shares of Common Stock to the Former GeneThera Shareholders.

            NAME(1)                 CURRENT TITLE       SHARES BENEFICIALLY OWNED             PERCENT OF CLASS
--------------------------------    ---------------   ------------------------------    ------------------------------
                                                        ACTUAL        PROFORMA(2)         ACTUAL         PROFORMA(2)
--------------------------------    ---------------   -----------    ---------------    -----------     --------------


Nicolas Wollner                     President,            0            440,000(3)          0              4.9%
                                    Director

Antonio Milici, M.D.                Chairman,             0           4,635,000(4)         0              51.7%
                                    Director and
                                    Chief
                                    Scientific
                                    Officer

Henry J. Boucher, Jr.               Director              0            160,000(5)          0              1.8%

John M. Taggart (6)                                    107,000         107,000           16.2%            1.2%

Vantage Holdings I, LLC                                   0           1,048,148            0              11.7%
11575 Heron Bay Blvd.
Coral Springs, Florida 33076

Madison 2B Holdings LLC                                255,700         255,700           38.5%            2.9%
11575 Heron Bay Blvd.
Coral Springs, Florida 33076

All Current Officers,                                     0            5,235,000           0              57.8%
Directors as a Group (three
persons)
------------------------


1. Unless otherwise specifically noted below, all addresses are care of the Company at 900 Broadway, Suite 1002, New York, New York 10003.

2. Based on 8,970,249 shares outstanding following the effectiveness of Proposal No. 1(B) to increase the number of authorized shares and/or Proposal No. 2 to approve the Reincorporation. At such time, we will issue an additional 8,305,950 shares to the Former GeneThera Shareholders.

3. Represents shares to be issued upon the effective time of Proposal No. 1(B) to increase the number of authorized shares and/or Proposal No. 2 to approve the Reincorporation and options to purchase 50,000 shares pursuant to the terms of his employment agreement with the Company.

4. Represents shares to be issued upon the effective time of Proposal No. 1(B) to increase the number of authorized shares and/or Proposal No. 2 to approve the Reincorporation. The shares to be held by Dr. Milici are subject to a three-year irrevocable proxy granted to an unrelated independent third party (except as to the election of directors, on which he has to right to vote 50% of his shares).

5. Represents 120,000 shares to be issued upon the effective time of Proposal No. 1(B) to increase the number of authorized shares and/or Proposal No. 2 to approve the Reincorporation. Also includes options to purchase up to 40,000 shares of Common Stock at the fair market value on the date of grant as consideration for his role as a Non-Employee Director pursuant to the 2002 Hand Brand Stock Incentive Plan, described in detail in Proposal No.3.

6. Mr. Taggart resigned as an officer and director of the Company on February 25, 2002.

                                PROPOSAL NO. 1(A)

         TO AMEND OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME FROM
                 HAND BRAND DISTRIBUTION, INC. TO GENETHERA INC.

BACKGROUND

Our Board of Directors unanimously recommended amending Hand Brand's Articles of Incorporation to change our corporate name from Hand Brand Distribution, Inc. to GeneThera Inc. The text of this Amendment is attached as Exhibit "A".

REASONS FOR CHANGING OUR CORPORATE NAME.

Our Board of Directors believes that by changing our corporate name to that of our newly acquired operating subsidiary, GeneThera Inc., the corporate name, will help to promote public recognition and more accurately reflect our current business focus.

WHAT ARE THE EFFECTS ON HAND BRAND SHAREHOLDERS WITH REGARD TO THE AMENDMENT CHANGE?

It will not be necessary for Shareholders to surrender their share certificates upon approval of the proposed name change. Rather, when share certificates are presented for transfer or other reasons, new share certificates bearing the name GeneThera Inc. will be issued. Additionally, our Common Stock will continue to trade under the symbol HBDI, however we intend to change our symbol to one that is associated with our new name. Because our Common Stock currently trades on the OTC Bulletin Board, NASDAQ provides limited choices in selecting our new symbol.

We also intend to change the name of our subsidiary, GeneThera, Inc. to GeneThera Research, Inc.

At any time prior to the effective date of the name change, our Board of Directors may abandon this Proposal.

WHAT DOES OUR BOARD OF DIRECTORS RECOMMEND?

         OUR BOARD OF DIRECTORS HAS RECOMMENDED A VOTE FOR CHANGING OUR
                       CORPORATE NAME TO "GENETHERA INC."

                                PROPOSAL NO. 1(B)

        TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
      AUTHORIZED SHARES OF COMMON STOCK FROM 1,562,500 TO 100 MILLION, AND
          AUTHORIZE 20 MILLION SHARES OF "BLANK CHECK" PREFERRED STOCK.

BACKGROUND

Our Board of Directors has unanimously recommended approval of an amendment to our Articles of Incorporation to increase the authorized shares of Common Stock from 1,562,500 shares to 100 million shares, and to authorize 20 million shares of "blank check" Preferred Stock, par value $.001.

The text of this Amendment is attached as Exhibit "A" to this Information Statement.

CURRENT NUMBER OF AUTHORIZED COMMON SHARES AND SHARES REQUIRED TO BE RESERVED

As of the Record Date, 664,299 shares of Common Stock were issued and outstanding. Additionally, Hand Brand may issue up to approximately:

o an additional 171,000 shares of Common Stock reserved for issuance in connection with certain Convertible Notes that are issued and outstanding or commitments to subscribe for such Convertible Notes;

o an additional 8,305,950 shares of Common Stock to the former shareholders of GeneThera, which was acquired by the Company on February 25, 2002, as further discussed below;

o an additional 17.8 million shares of Common Stock reserved for our $30,000,000 Private Equity Line of Credit Facility (discussed in Proposal No. 5) and 600,000 shares exercisable pursuant to certain Warrants issued in connection with the Equity Line facility, and

o an additional 600,000 shares of Common Stock reserved for issuance under the 2002 Stock Incentive Plan (discussed in Proposal No. 3).

REASONS FOR AUTHORIZING ADDITIONAL SHARES OF COMMON STOCK.

On February 25, 2002, the Company closed on the acquisition of 92.9% of the issued and outstanding shares of capital stock of GeneThera, Inc., a Colorado corporation ("GeneThera"), which resulted in GeneThera becoming a subsidiary of the Company. We anticipate that we will acquire an additional 6.3% of the outstanding GeneThera common stock in the future. Pursuant to the stock purchase agreements with the former shareholders of GeneThera, the Company agreed to issue an aggregate of 8,305,950 shares of its shares of Common Stock to these shareholders. At the time of the closing of the acquisition of GeneThera, the Company did not have sufficient authorized shares of Common Stock to issue such shares. Consequently, under Florida Law, the issuance of such authorized shares would be void. In May 2002, the former holders of approximately 94% of the 92.9% of shares of GeneThera common stock acquired by the Company agreed to accept shares of the Company's Common Stock promptly following the effectiveness of either this Proposal or the Reincorporation (Proposal No. 2) in complete satisfaction of the Company's obligation to them to issue and deliver shares of its Common Stock (the "May Amendments"). The Company intends to enter into similar agreements with the remaining former owners of GeneThera shares, but there can be no assurance that it will be successful in doing so. Pursuant to the May Amendments, the Company agreed with the former GeneThera shareholders that if it does not receive approval by July 31, 2002 to increase its authorized capital pursuant to either this Proposal or, at the Company's option Proposal No. 2, then such former GeneThera shareholders may at any time thereafter elect to forego their rights to receive shares of the Common Stock of the Company and have their shares of GeneThera returned to them. In such an event, the Company's ownership interest in GeneThera would be reduced or eliminated by any former GeneThera shareholders making such election. Such a result would likely have a material adverse effect on the Company and when combined with the planned FHNI Stock Sale (discussed under Proposal 4) could leave the Company with no operating business or planned business operations.

Effective January 16, 2002, we entered into a Private Equity Line of Credit Agreement with Prima Capital Growth Fund LLC ("Prima") pursuant to which Prima agreed to purchase up to a maximum of $30,000,000 of shares of our Common Stock, upon the exercise of our put right (the "Equity Line"). Additionally, we granted Prima warrants to purchase up to 600,000 shares of our Common Stock at $1.00 per share. Because we do not know how many shares will be issued in connection with the Equity Line, we need to increase the number of our authorized shares of Common Stock to amounts that will be reasonably sufficient to enable us to use the Equity Line. Proposal No. 5 discusses the terms of the Private Equity Line of Credit facility agreement.

Increasing our number of authorized shares will also allow our Board flexibility to act promptly in issuing stock to meet our future business needs, which may include:

         -Paying existing creditors,
         -Financing transactions to improve our financial and business position, -Stock splits or stock dividends,
         -Acquisitions and mergers,
         -Recruiting employees and executives,
         -Employee benefit plans, and
         -Other proper business purposes.

However, we cannot make any assurances, nor can the Board predict, what effect, if any, the proposed increase in the number of authorized shares of Common Stock and Preferred Stock will have on the market price of our Common Stock.

If additional shares are readily available, our Board of Directors will be able to act quickly without spending the time and incurring the expense of soliciting proxies and holding additional shareholders' meetings. The Board, however, may issue additional shares of Common Stock and Preferred Stock without action on the part of the shareholders only if the action is permissible under Florida law, and only if the rules of any exchange on which the Common Stock is then listed permit those issuances. There are no additional costs or expenses due to the State of Florida, where we are incorporated, as a result of the increase in authorized shares, other than the nominal costs associated with the filing of the Articles of Amendment to our Articles of Incorporation.

The additional authorized shares of Common Stock and Preferred Stock may be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in opposing a takeover bid or a solicitation in opposition to management. These shares could also be used by the Board of Directors in a public or a private sale, merger or similar transaction by increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of us. We are not currently aware of any effort to obtain control of us and have no plans to use the new shares for purposes of discouraging any such effort. Issuing any additional shares of our Common Stock or possibly our Preferred Stock would dilute our current Shareholders' interests in us.

AN OVERVIEW OF OUR COMMON STOCK

The following summarizes the rights of holders of our Common Stock:

o Each holder of shares of Common Stock is entitled to one vote per share on all matters to be voted on by our Shareholders generally, including the election of directors;

o    There are no cumulative voting rights;

o The holders of our Common Stock are entitled to dividends and other distributions as may be declared from time to time by the Board of Directors out of funds legally available for that purpose, if any;

o Upon our liquidation, dissolution or winding up, the holders of shares of Common Stock will be entitled to share ratably in the distribution of all of our assets remaining available for distribution after satisfaction of all our liabilities and the payment of the liquidation preference of any outstanding preferred stock; and

o The holders of Common Stock have no preemptive or other subscription rights to purchase shares of our stock, and are not entitled to the benefits of any redemption or sinking fund provisions.

AN OVERVIEW OF OUR PROPOSED PREFERRED STOCK

Our Articles of Incorporation will be amended to authorize our Board of Directors to create and issue one or more series of preferred stock and determine the rights and preferences of each series within the limits set forth in our Articles of Incorporation and applicable law, commonly referred to as "blank check" preferred stock.

Among other rights, without further vote or action by our Shareholders, the Board of Directors may determine:

o    The  number  of  shares   constituting   the  series  and  the  distinctive
     designation of the series;

o The dividend rate on the shares of the series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series;

o Whether the series will have voting rights in addition to the voting rights provided by law and, if so, the terms of the voting rights;

o Whether the series will have conversion privileges and, if so, the terms and conditions of conversion;

o Whether or not the shares of the series will be redeemable or exchangeable, and, if so, the dates, terms and conditions of redemption or exchange, as the case may be;

o Whether the series will have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of the sinking fund; and

o The rights and liquidation value of the shares of the series in the event of our voluntary or involuntary liquidation, dissolution or winding up and the relative rights or priority, if any, of payment of shares of the series.

We have no present intent to issue any series of Preferred Stock.

EFFECT ON OUR SHAREHOLDERS WITH REGARD TO THIS AMENDMENT CHANGE.

It will not be necessary for you to surrender your Hand Brand share certificates upon approval of the proposed increase in the number of authorized shares. Rather, when share certificates are presented for transfer or other reasons, new share certificates bearing the new amount of authorized shares will be set on the certificates.

WHAT DOES OUR BOARD OF DIRECTORS RECOMMEND?

       OUR BOARD OF DIRECTORS HAS RECOMMENDED A VOTE "FOR" INCREASING OUR
           AUTHORIZED SHARES OF COMMON STOCK TO 100,000,000 SHARES AND
         AUTHORIZING 20,000,000 SHARES OF "BLANK CHECK" PREFERRED STOCK.

                                 PROPOSAL NO. 2.

                     WE INTEND TO REINCORPORATE IN DELAWARE.

BACKGROUND

The Reincorporation will be accomplished by a merger (the "Merger") of Hand Brand into GeneThera Inc., a newly formed wholly-owned Delaware subsidiary of Hand Brand ("GeneThera Delaware"), pursuant to an Agreement and Plan of Merger (the "Plan of Merger") between the Company and GeneThera Delaware effective on or about June 25, 2002. GeneThera Delaware will be the surviving entity (upon the effectiveness of the Merger, "New GeneThera"). Pursuant to the Merger (i) holders of Company Common Stock will own one share of common stock of GeneThera, par value $.001 ("New GeneThera Common Stock") for each share of Company Common Stock owned by each such holder as of the day preceding the effective date of the Merger and (ii) the former GeneThera shareholders will be issued one share of New GeneThera Common Stock for each share of the Company's Common Stock which they had the right to receive. If, however, any shareholders dissent and request a judicial determination of the value of their shares and payment because of our reincorporating in Delaware or if shareholders holding more than a nominal number of Company shareholders dissent, our Board of Directors may abandon the Reincorporation (and thereby eliminate a dissenting shareholder's right for a judicial determination of the value of, and payment for, their shares). Rather, the Company may merely file the Articles of Amendment contemplated by Proposal No. 1 amending our Articles of Incorporation to change our corporate name and increase our authorized shares, but remain a Florida corporation. Likewise, if the Company decides to complete the Reincorporation, the Board may decide not to file the Articles of Amendment in Florida which would otherwise change our corporate name or increase our authorized shares at any time prior to the effective date of Proposal No. 1.

The Reincorporation will result in (i) the Company being governed by Delaware law, which may grant officers and directors greater protection from personal liability than Florida law and may provide anti-takeover protections that may not be available under Florida law and (ii) the officers and directors of GeneThera, as constituted immediately prior to the Merger becoming the officers and directors of New GeneThera, which will result in our current directors becoming directors of New GeneThera (the "New Board of Directors") and our current officers becoming the officers of new GeneThera. See "Reincorporation in Delaware--Officers and Directors."

One of the purposes of this Information Statement is to inform holders of Company Common Stock of the intended Reincorporation and, as required by Florida law, to give any holder of Company Common Stock who so desires the right to dissent from the Merger and Reincorporation and to receive the "fair value" of his Company Common Stock in lieu of New GeneThera Common Stock. See " Rights of Dissenting Shareholders. - The Reincorporation and the FHNI Stock Sale"

NO SURRENDER OF STOCK CERTIFICATES

You do not need to surrender your share certificate upon the Reincorporation. Rather, when share certificates are presented for transfer or other reasons, new share certificates bearing the name "GeneThera Inc." will be issued. Additionally, we intend to change our trading symbol as soon as practicable following the effective date of our name change. If you wish to dissent from the Reincorporation and seek a judicial determination of the value of your shares, you may do so by following the instructions in the Information Statement section entitled "Reincorporation in Delaware -- Rights of Dissenting Shareholders."

                           REINCORPORATION IN DELAWARE

The following discussion summarizes certain aspects of the Reincorporation of the Company in Delaware. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to the Agreement and Plan of Merger between the Company and GeneThera, a copy of which is attached hereto as Exhibit "B", and the Certificate of Incorporation of GeneThera (the "Delaware Certificate"), a copy of which is attached hereto as Exhibit "C". Copies of the Articles of Incorporation and the Bylaws of the Company (the "Florida Articles" and the "Florida Bylaws," respectively) and the Bylaws of GeneThera (the "Delaware Bylaws") are available for inspection at the principal office of the Company and copies will be sent to shareholders upon request.

                      PRINCIPAL REASONS FOR REINCORPORATION

Our Board of Directors believes that the Reincorporation will give us a greater measure of flexibility and simplicity in corporate governance than is available under Florida law and will increase the marketability of the Company's securities.

The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws, which are periodically revised, to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by us. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. For these reasons, the Board of Directors believes that our business and affairs can be conducted to better advantage if we are able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Delaware and Florida."

                    PRINCIPAL FEATURES OF THE REINCORPORATION

The Reincorporation will be effected by the merger of Hand Brand, a Florida corporation, with and into, GeneThera, a wholly owned subsidiary of the Company that was incorporated in April 2002 under the General Corporation Laws of the State of Delaware (the "Delaware GCL") for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Florida, which filings will occur on the Effective Date or as soon as practicable thereafter. Following the Merger, GeneThera will be the surviving corporation and will operate under the name "GeneThera Inc."

On the Effective Date, (i) each outstanding share of Company Common Stock shall be converted into one share of New GeneThera common stock, $.001 par value ("New GeneThera Common Stock"), except for those shares of Company Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under Florida law, and (ii) the former GeneThera shareholders will be issued one share of New GeneThera Common Stock for each share of the Company's Common Stock which they had the right to receive Each outstanding share of Hand Brand Common Stock held by the Company, if any, shall be retired and canceled and shall resume the status of authorized and unissued New GeneThera Common Stock. Similarly, each option, warrant or other exchangeable securities shall automatically be converted into a like number of New GeneThera options, warrants or other exchangeable securities, as the case may be.

At the Effective Date, New GeneThera will be governed by the Delaware Certificate, the Delaware Bylaws and the Delaware GCL, which include a number of provisions that are not present in the Florida Articles, the Florida Bylaws or the Florida Business Corporation Act (the "Florida BCA"). Accordingly, as described below, a number of significant changes in shareholders' rights will be effected in connection with the Reincorporation, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the Delaware GCL that would limit the liability of directors to GeneThera and its stockholders for breach of fiduciary duties. The Delaware Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the GCL of Delaware. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of GeneThera. Accordingly, implementing these provisions has been included as part of the Reincorporation. The Company believed that the Reincorporation will contribute to the long-term quality and stability of the Company's governance. The Board of Directors has concluded that the benefit to shareholders of improved corporate governance from the Reincorporation outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

Upon consummation of the Merger, the daily business operations of New GeneThera will continue as they are presently conducted by the Company, at GeneThera's principal executive offices at 900 Broadway, Suite 1002, New York, New York

10003. The authorized capital stock of New GeneThera will consist of 100,000,000 shares of GeneThera Common Stock, par value $.001 per share, and 20,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock"), The Preferred Stock will be issuable in series by action of the New Board of Directors. The New Board of Directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Preferred Stock including shares of Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

The New Board of Directors will consist of those persons presently serving on the Board of Directors of GeneThera. The individuals who will serve as executive officers of New GeneThera are those who currently serve as executive officers of the Company. Such persons and their respective terms of office are set forth below under the caption "Reincorporation in Delaware - Officers and Directors."

Pursuant to the terms of the Plan of Merger, the Merger may be abandoned by the Board of Directors of the Company and GeneThera Delaware at any time prior to the Effective Date. In addition, the Board of Directors of the Company may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the Majority Holders, alter or change the amount or kind of New GeneThera Common Stock to be received in exchange for or on conversion of all or any of the Company Common Stock, alter or change any term of the Delaware Certificate or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of Company Common Stock.

                                 CAPITALIZATION

The authorized capital of the Company, prior to the Effective Date, consisted of 1,562,500 shares of Company Common Stock. The authorized capital of GeneThera Delaware, which will be the authorized capital of New GeneThera, presently consists of 100,000,000 shares of GeneThera Delaware Common Stock and 20,000,000 shares of Preferred Stock. After the Merger (assuming no exercise of dissenters' rights and no issuances of additional equity before the completion of the Merger), New GeneThera will have outstanding approximately 8,970,249 shares of New GeneThera Common Stock (664,299 to existing stockholders of the Company as of the Record Date and 8,305,950 to the former GeneThera shareholders) and approximately 18.6 million shares of New GeneThera Common Stock will be reserved for issuance pursuant to the Private Equity Line of Credit Facility and options, warrants or other rights to acquire New GeneThera Common Stock. Accordingly, the New Board of Directors will have available approximately 76.8 million shares of New GeneThera Common Stock, and 20,000,000 shares of New GeneThera Preferred Stock, available for issuance from time to time in connection with acquisitions of other companies and other corporate purposes. This capitalization would be the same as that of the Company after giving effect to the Articles of Amendment contemplated by Proposal 1(B). For a discussion of the Company's proposed increased number of authorized shares of capital stock, see Proposal 1(B).

The New Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of GeneThera Common Stock or Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity of then existing stockholders.

It should be recognized that the issuance of additional authorized GeneThera Common Stock (or Preferred Stock, the terms and conditions of which include voting and conversion rights as may be set at the discretion of the Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of New GeneThera through a tender offer, proxy fight, or otherwise, or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of New GeneThera Common Stock or New GeneThera Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

             SIGNIFICANT CHANGES IN THE COMPANY'S CHARTER AND BYLAWS
                    TO BE IMPLEMENTED BY THE REINCORPORATION

CHANGE OF CORPORATE NAME.

The Reincorporation will effect a change in the Company's name to "GeneThera Inc." The Board of Directors believes that this corporate name is in the best interests of the Company and its shareholders and that the name continues to reflect the nature of the Company's present intention to merge with an operating business.

LIMITATION OF LIABILITY.

The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to GeneThera and its shareholders for monetary damages for breach of their fiduciary duties. The Florida Articles contain no similar provision. The Board of Directors believes that such provision will better enable New GeneThera to attract and retain, as directors, responsible individuals with the experience and background required to direct New GeneThera's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect, the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without the protection that insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision-making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Delaware General Assembly adopted amendments to the Delaware GCL that permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the personal liability of directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties. Similar charter provisions limiting a director's liability are not permitted under Florida law.

The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist New GeneThera in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of New GeneThera, inasmuch as the Delaware Certificate provides that to the fullest extent that the Delaware GCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to New GeneThera or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, New GeneThera's directors will not be liable for monetary damages for acts or omissions occurring on or after the Effective Date of the Reincorporation, even if they should fail, through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). The Delaware Certificate would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Date. As provided under

Delaware law, the Delaware Certificate cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to New GeneThera, acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the Delaware GCL, or transactions from which a director derived an improper personal benefit. Further, the Delaware Certificate would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. The Delaware Certificate pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, the Delaware Certificate would not affect a director's liability to third parties or under the federal securities laws.

The Delaware Certificate is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

The Company has not received notice of any lawsuit or other proceeding to which the Delaware Certificate might apply. Accordingly, the Company is not aware of any existing circumstances to which the Delaware Certificate might apply. The Board of Directors recognizes that the Delaware Certificate may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit New GeneThera and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that the Delaware Certificate is in the best interests of New GeneThera and its stockholders, since it should enhance New GeneThera's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that the Delaware Certificate may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

The Delaware Certificate may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions could result in increased expense to New GeneThera. The Company believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of New GeneThera's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because the Delaware Certificate deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

INDEMNIFICATION.

As part of the 1986 legislation permitting a corporation to limit or eliminate the liability of directors, the Delaware General Assembly, for the reasons noted under "Limitation of Liability" above, also amended the provisions of the Delaware GCL governing indemnification to clarify and broaden the indemnification rights which corporations may provide to their directors, officers and other corporate agents. The Florida BCA also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as recently amended, and, as discussed below, provides broad rights to indemnification.

In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved, and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although the Company's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date, the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

The broad scope of indemnification now available under Delaware law will permit New GeneThera to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance New GeneThera's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of New GeneThera with regard to the best interests of New GeneThera and its stockholders.

The Delaware Certificate is quite different from the Florida Articles and requires indemnification of New GeneThera's directors and officers to the fullest extent permitted under applicable law as from time to time in effect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of New GeneThera or is or was serving at the request of New GeneThera as a director or officer of another corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise at the request of New GeneThera. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding, consistent with applicable law from time to time in effect; provided, however, that if the Delaware GCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay New GeneThera if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for loss, liability or expenses incurred in connection with proceedings brought against such persons other than in the capacities in which they serve New GeneThera. Under the Delaware Certificate, New GeneThera may, although it has no present intention to do so, by action of the New Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Delaware Certificate provides that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.

The Delaware Certificate specifies that the right to indemnification is a contract right. The Delaware Certificate also provides that a person seeking indemnification from New GeneThera may bring suit against New GeneThera to recover any and all amounts entitled to such person provided that such person has filed a written claim with New GeneThera and has failed to pay such claim within thirty days of receipt thereof. In addition, the Delaware Certificate authorizes New GeneThera to purchase and maintain indemnity insurance, if it so chooses, to guard against future expense.

The  Delaware  Certificate  provides  for  payment  of  all  expenses  incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Delaware Certificate also provides that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

Under Delaware law, as with Florida law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, New GeneThera will be permitted to indemnify its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Florida Articles or expressly provided for under Florida or Delaware law.

Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

The Board of Directors recognizes that New GeneThera may, in the future, be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. Because directors of New GeneThera may personally benefit from the indemnification provisions of New GeneThera, the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.

OFFICERS AND DIRECTORS

Upon the Effective Date, the present officers and directors of GeneThera and the Company will continue to be the officers and directors of New GeneThera. This will result in the following persons holding the positions indicated below in New GeneThera until New GeneThera's next annual meeting or until their respective successors are elected and qualified:

   NAME                          AGE     POSITION

   Nicolas Wollner               49      President
   Antonio Milici, M.D., PhD     46      Chairman of the Board, Chief
                                          Scientific Officer,
                                         Director
   Henry J. Boucher, Jr.         54      Director


DIVIDENDS.

A Florida corporation may not make distributions to shareholders if, after giving it effect, in the judgment of the Board of Directors: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; and (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. In contrast, a Delaware corporation may pay dividends either out of surplus or, if there is no surplus, and except in very limited circumstances, out of net profits for the fiscal year in which the dividend is declared or out of net profits for the preceding fiscal year. In any event, New GeneThera does not anticipate paying dividends in the foreseeable future.

INTERESTED DIRECTOR TRANSACTIONS.

Under both Florida and Delaware law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest if the contract or transaction is fair to the corporation when authorized or if it is approved in good faith by the shareholders or by the directors who are not interested therein after the material facts as to the contract or transaction and the interest of any interested directors are disclosed. With certain exceptions, Florida and Delaware law are the same in this area. Under Florida law, if approval of the Board of Directors is to be relied upon for this purpose, the contract or transaction may be approved by a majority vote of a quorum of the directors without counting the vote of the interested director or directors (except for purposes of establishing quorum). Under Delaware law, the approval of the Board of Directors can be obtained for the contract or transaction by the vote of a majority of the disinterested directors, even though less than a majority of a quorum. Accordingly, it is possible that certain transactions that the Board of Directors of the Company currently might not be able to approve itself, because of the number of interested directors, could be approved by a majority of the disinterested directors of New GeneThera, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company that could not be approved by the Board of Directors under Florida law but could be approved by the New Board of Directors under Delaware law.

SPECIAL MEETINGS OF SHAREHOLDERS.

Under Florida law, a special meeting of shareholders may be called by the Board of Directors or by the holders of at least 10% of the shares entitled to vote at the meeting or by such other persons or groups as may be authorized in the articles of incorporation or the Bylaws. Under Delaware law, a special meeting may be called by the Board of Directors and only such other persons as are authorized by the Certificate of Incorporation or the Bylaws. The Certificate of Incorporation of GeneThera, unlike the Company's Bylaws, provides that a special meeting of stockholders may be called only by the Board of Directors or by a committee of the Board of Directors, which has been duly delegated, such authority by the Board of Directors and by no other person.

SEQUESTRATION OF SHARES.

Delaware law provides that the shares of any person in a Delaware corporation may be attached or "sequestered" for debts or other demands. Such provision could be used to assert jurisdiction against a non-resident holder of the Delaware corporation's shares, thereby compelling the non-resident holder to appear in an action brought in a Delaware court. Florida law has no comparable provision.

CERTAIN ACTIONS.

Delaware law provides that stockholders have six years in which to bring an action against directors responsible for the payment of an unlawful dividend.
Under Florida law, all directors voting for or assenting to an unlawful distribution are jointly and severally liable to the corporation for the excess of the amount of dividend over what could have been distributed lawfully. Florida law requires that any action be commenced within two (2) years after the date of the distribution. Florida law and Delaware law require that the plaintiff held stock at the time when the transaction complained of occurred. Under Florida law, a successful shareholder has a statutory right to expenses, including attorney's fee, if the court so directs. Under Delaware law, recovery of fees and expenses by a successful shareholder is governed by case law.

TENDER OFFER AND BUSINESS COMBINATION STATUTES.

Florida law regulates tender offers and business combinations involving Florida corporations, as well as certain corporations incorporated outside Florida that conduct business in Florida. The Florida law provides that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of, 20% or more ("Control Shares") of the outstanding voting securities of a corporation is a "Control Share Acquisition." A Control Share Acquisition must be approved by a majority of each class of outstanding voting securities of such corporation excluding the shares held or controlled by the person seeking approval before the Control Shares may be voted. A special meeting of shareholders must be held by the corporation to approve a Control Share Acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control. If the Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of the voting power of the Corporation, all shareholders shall have dissenter's rights as provided by applicable Florida law.

Florida law regulates mergers and other business combinations between a corporation and a shareholder who owns more than 10% of the outstanding voting shares of such corporation ("Interested Shareholder"). Specifically, any such merger between a corporation and an Interested Shareholder must be approved by the vote of the holders of two-thirds of the voting shares of such corporation excluding the shares beneficially owned by such shareholder. The approval by shareholders is not required, however, if (i) such merger or business combination is approved by a majority of disinterested directors, (ii) such Interested Shareholder is the beneficial owner of at least 90% of the outstanding voting shares excluding the shares acquired directly from the subject corporation in a transaction not approved by a majority of disinterested directors, or (iii) the price paid to shareholders in connection with a merger or a similar business combination meets the statutory test of "fairness."

Delaware law regulates hostile takeovers by providing that an "interested stockholder," defined as a stockholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (a) prior to such date the corporation's Board of Directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder," (b) the stockholder, in a single transaction in which he became an "interested stockholder," acquires at least 85% of the voting stock outstanding at the time the transaction commenced
(excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (c) on or subsequent to such date, the "business combination" transaction is approved by the corporation's Board of Directors and authorized at an annual or special meeting of the corporation's stockholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested stockholder."

Thus, the effect of such provision of Delaware law is to prevent any attempted hostile takeover of a Delaware corporation from being completed for three years unless (a) at least 85% of the voting shares of the target are acquired in a single transaction; (b) at least two-thirds of the voting shares of the target, excluding the shares held by the bidder, vote in favor of the acquisition; or
(c) the corporation opts out of the statutory protection.

DISSENTERS' RIGHTS.

Under Florida laws shareholders may dissent from, and demand cash payment of, the fair value of their shares in respect of (i) a merger or consolidation of the corporation, and (ii) a sale or exchange of all or substantially all of a corporation's assets, including a sale in dissolution.

Under Delaware law, dissenters' rights are not available with respect to a sale, lease, exchange or other disposition of all or substantially all of a corporation's assets or any amendment of its charter, unless such corporation's charter expressly provides for dissenters' rights in such instances. The Delaware Certificate contains no such provision. Stockholders of a Florida corporation have no dissenters' rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange or quoted on the NASDAQ National Market System. Stockholders of a Delaware corporation have no dissenters' rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange or held of record by more than 2,000 stockholders or the corporation is the survivor of a merger that did not require the stockholders to vote for its approval; provided, however, that dissenters' rights will be available in such instances if stockholders are required under the merger or consolidation to accept for their shares anything other than shares of stock of the surviving corporation, shares of stock of a corporation either listed on a national securities exchange or held of record by more than 2,000 stockholders, cash, in lieu of fractional shares, or any combination of the foregoing.

           U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The Company believes that for federal income tax purposes no gain or loss will be recognized by the Company, New GeneThera or the shareholders of the Company who receive New GeneThera for their Company Common Stock in connection with the Reincorporation. The adjusted tax basis of each whole share of New GeneThera received by a shareholder of the Company as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of Company Common Stock converted into such shares of New GeneThera. A shareholder who holds Company Common Stock will include in his holding period for the New GeneThera that he receives as a result of the Reincorporation his holding period for the Company Common Stock converted into such GeneThera Common Stock.

The receipt of cash pursuant to the exercise of dissenters' rights, as the fair value for shares of the Company Common Stock, will be a taxable transaction for federal income tax purposes to shareholders receiving such cash. A shareholder who receives cash in lieu of fractional shares or in exercise of dissenters rights will recognize gain of loss measured by the differences between the cash so received and such shareholder's adjusted tax basis in the shares of the Company Common Stock exchanged therefor. Such gain or loss will be treated as a capital gain or loss if the shares of the Company Common Stock are capital assets in the hands of such shareholders, and will be long-term capital gain or loss if such shareholder has held shares for more than six months.

BECAUSE OF THE COMPLEXITY OF THE CAPITAL GAINS AND LOSS PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 AND BECAUSE OF THE UNIQUENESS OF EACH INDIVIDUAL'S CAPITAL GAIN OR LOSS SITUATION, SHAREHOLDERS CONTEMPLATING EXERCISING STATUTORY APPRAISAL RIGHTS SHOULD CONSULT THEIR OWN TAX ADVISOR REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF EXERCISING SUCH RIGHTS. STATE, LOCAL OR FOREIGN
INCOME TAX CONSEQUENCES TO SHAREHOLDERS MAY VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, AND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

                       RIGHTS OF DISSENTING SHAREHOLDERS -
                   THE REINCORPORATION AND THE FHNI STOCK SALE

Shareholders who have not consented to the Reincorporation or the FHNI Stock Sale and who comply with the dissenters' rights provisions of the Florida Business Corporation Act will have the right to be paid in cash for the fair value of their Company Common Stock. Such fair value will be determined as of the close of business on June 24, 2002, the day before the Special Meeting, excluding any appreciation or depreciation directly or indirectly in anticipation of the Reincorporation or the FHNI Stock Sale, or the authorization of either, unless a court were to determine that such exclusion would be inequitable.

In order to receive cash payment for his Company Common Stock, a dissenting shareholder must comply with the procedures specified by Sections 607.1302 to
607.1320 of the Florida BCA, which are attached as Exhibit C to this Information Statement. Any shareholder considering exercising his dissenters' rights is urged to review Sections 607.1302 and 607.1320 carefully. The following summary of the principal provisions of Sections 607.1302 to 607.1320 is qualified in its entirety by reference to the text thereof. Further, the following discussion is subject to the possibility that the Company may abandon the Reincorporation if the Board of Directors determines that Reincorporation, would be impracticable, undesirable or not in the best interests of the Company's shareholders due to the potential liability of the Company resulting from the exercise of dissenters' rights by more than a nominal number of Hand Brand shareholders. If the Company abandons the Reincorporation, the rights of dissenting shareholders on account of the Reincorporation would terminate and such dissenters would be reinstated to all of their rights as shareholders. Assuming the Company proceeds with the FHNI Stock Sale, shareholders would continue to have the right to dissent as a result of that transaction regardless of whether or not the Company proceeds with the Reincorporation.

Any shareholder who wishes to dissent from the Reincorporation or the FHNI Stock Sale and receive a cash payment for his or her Company Common Stock must follow all of the procedures set forth in Sections 607.1302 to 607.1320 of the Florida BCA. Prior to the Special Meeting, such shareholders must deliver to the Company written notice of the shareholder's intent to demand payment for his or her shares if the Reincorporation or the FHNI Stock Sale are effectuated, and may not vote his or her shares in favor of the Reincorporation or the FHNI Stock
Sale. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

Within ten (10) days following the Special Meeting, the Company will provide each shareholder who filed notice of his or her intention to dissent written notice (the "Authorization Notice") of the authorization of the Reincorporation or the FHNI Stock Sale, as applicable.

Within twenty (20) days following the Authorization Notice (the "Election Period"), any shareholder who elects to dissent must file with the Company a notice of such election stating the shareholder's name, address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Such shareholders must simultaneously deposit with the Company his or her stock certificates.

FAILURE TO TIMELY FILE THE REQUIRED NOTICES AND ELECTIONS WILL RESULT IN NONCOMPLIANCE WITH THE NOTICE REQUIREMENTS OF SECTION 607.1320 AND WILL RESULT IN THE FORFEITURE OF DISSENTERS RIGHTS.

COMMUNICATIONS WITH RESPECT TO DISSENTERS' RIGHTS SHOULD BE ADDRESSED TO THE COMPANY AT: 900 BROADWAY, SUITE 1002, NEW YORK, NEW YORK 10003. ATTENTION:
NICOLAS WOLLNER.

Upon filing a notice of election to dissent, a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company Common Stock pursuant to Section 607.1320. If a shareholder loses his dissenters' rights, either by withdrawal of his or her demand, abandonment of the Reincorporation or FHNI Stock Sale, as the case may be, by the Company or otherwise, that Shareholder will not have the right to receive a cash payment for his Company Common Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

AT THE TIME OF DEMANDING PAYMENT FOR HIS SHARES OF COMPANY COMMON STOCK, EACH SHAREHOLDER DEMANDING PAYMENT SHALL SUBMIT THE CERTIFICATE OR CERTIFICATES REPRESENTING HIS SHARES OF COMPANY COMMON STOCK FOR NOTATION THEREON THAT SUCH DEMAND HAS BEEN MADE. FAILURE TO DO SO SHALL, AT THE OPTION OF THE COMPANY, TERMINATE HIS DISSENTERS' RIGHTS UNLESS A COURT, FOR GOOD CAUSE, DETERMINES OTHERWISE.

In the event the Company proceeds with the Reincorporation or the FHNI Stock Sale, the Company (or for purposes of the remaining discussion on dissenters' rights in the case of the Reincorporation, New GeneThera, as successor to the Company), will make a written offer (the "Offer") to each dissenting shareholder who has made a timely demand to pay for his or her Company Common Stock at a specified price determined by the Company New GeneThera to be the fair value thereof. The Company shall make such Offer within ten (10) days following the later of: (i) the expiration of the Election Period; and (ii) the consummation of the Reincorporation or the FHNI Stock Sale, as applicable (the "Closing"). Notwithstanding the foregoing, the Company shall make the Offer no later than ninety (90) days following the Special Meeting, although such Offer may be conditional upon the applicable Closing. If the dissenting shareholder accepts such Offer within thirty (30) days (the "Acceptance Period"), then the Company will pay for the dissenting shareholder's shares within ninety (90) days following the later of the Offer or the applicable Closing. Upon payment of the agreed upon value, the dissenting shareholder shall cease to have any interest in such shares, or in the New GeneThera Common Stock.

If the Company and any dissenting shareholder fail to agree upon the price to be paid for his or her Company Common Stock within the Acceptance Period, then within thirty (30) days after receipt of written demand from any dissenting shareholder given within sixty (60) days after the Closing, or, at the Company's election, at any time within such sixty (60) day period, the Company may file an action in any court of general civil jurisdiction in the county in Florida where the registered office of the Company is located, requesting that the fair value of such Company Common Stock be found and determined. If the Company fails to institute the proceeding within such 60-day period, any dissenting shareholder may institute such proceeding. All dissenting shareholders, except those who have agreed on the price to be paid for their Company Common Stock, are required to be made parties to such a proceeding.

In any such proceeding, the court, at the Company's request, will determine whether or not any particular dissenting shareholder is entitled to receive payment for his/her Company Common Stock. If the Company does not request such a determination or if the court finds that a dissenting shareholder is so entitled, the court, directly or through an appraiser, will fix the value of the Company Common Stock. The expenses of any such proceeding, as determined by the court, shall be assessed against the Company except that the court may apportion costs to any dissenting shareholder whom it finds to have been acting arbitrarily, vexatiously or otherwise not in good faith in refusing to accept the Offer.

THE PROVISIONS OF SECTIONS 607.1302 TO 607.1320 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE HIS OTHER RIGHT TO DISSENT CONSULT LEGAL COUNSEL, AS FAILURE TO STRICTLY COMPLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.

                                 PROPOSAL NO. 3

                TO ADOPT THE 2002 HAND BRAND STOCK INCENTIVE PLAN

WHY HAS OUR BOARD OF DIRECTORS RECOMMENDED THAT THE SHAREHOLDERS ADOPT THE PLAN?

Our Board of Directors believes that the proposed 2002 Hand Brand Stock Incentive Plan (the Plan) satisfies Hand Brand's objective of enhancing our profitability and value for the benefit of our Shareholders by enabling us to offer eligible employees, consultants and non-employee directors of Hand Brand and its affiliates stock-based incentives in Hand Brand. We believe that this will help to create a means to raise the level of stock ownership by these individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and our Shareholders.

Effective [May 20, 2002,]the Board of Directors adopted the 2002 Hand Brand Stock Incentive Plan (the Plan).

The key provisions of the Plan are summarized below. The complete text of the Plan is attached to this Proxy Statement as Exhibit "E". Please refer to the Exhibit for a complete statement of the Plan's provisions.

HOW MANY SHARES OF COMMON STOCK WILL BE AVAILABLE UNDER THE PLAN?

Under the Plan, we may grant non-qualified stock options (NQSOs) and incentive stock options (ISOs) to purchase shares of Common Stock, and restricted stock (collectively, the Awards). The aggregate maximum number of shares for which Awards may be issued under the Plan will be 600,000 shares of Hand Brand Common Stock. The Plan does provide for equitable adjustment of the number of shares subject to the Plan and the number of shares of each subsequent award of stock and of the unexercised portion of the stock option award described below in the event of a change in the capitalization of Hand Brand due to a stock split, stock dividend recapitalization, merger or similar event. Other than with regard to ISOs the number of shares that may be delivered under the Plan will be determined after giving effect to the use by a participant of the right, if granted, to cause Hand Brand to withhold from the shares of common stock otherwise deliverable to him or her upon the exercise of an Award for shares of Common Stock in payment of all or a portion of his or her withholding obligation arising from such exercise.

WHO  WILL  CURRENTLY  BE  OUR  PLAN   ADMINISTRATORS  AND  WHAT  WILL  THE  PLAN
ADMINISTRATORS DO?

The authority to control and manage the operation and administration of the Plan is vested in a Committee appointed by the Board of Directors from time to time. The Committee will consist of the members of our Board of Directors.

The Committee has discretion

o    to determine the types, terms and conditions of all Awards, including

     - exercise price or purchase price (if any), - performance goals, and

     - other earn-out and/or vesting contingencies and acceleration provisions,

o to adopt, alter or repeal administrative rules, guidelines and practices (including special guidelines for non-U.S. employees),

o    to delegate administrative responsibilities,

o to construe and interpret the terms of the Plan and any agreements evidencing Awards granted.

WHO IS ELIGIBLE TO PARTICIPATE IN THE PLAN?

The Committee, in its sole discretion, may grant stock options and restricted stock to employees and consultants of Hand Brand, its subsidiary corporations or parent corporations. Participants will be selected on the basis of demonstrated ability to contribute substantially to Hand Brand. Our Board has authority to grant stock options to non-employee directors according to the Plan. All awards are subject to the terms of a written agreement between the participant and Hand Brand.

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

WHEN WILL THE PLAN BE EFFECTIVE?

We expect that the Plan will be effective on June 25, 2002, the date of its anticipated approval at the Special Meeting.

WHAT TYPES OF AWARDS MAY BE GRANTED UNDER THE PLAN?

The awards granted under the Plan may be either ISOs, NQSOs or restricted stock awards. The maximum number of shares of Common Stock subject to any award of stock options or shares of Restricted Stock during any fiscal year is 300,000.

The vesting schedule for any option granted under the Plan, will be determined by the Board of Directors or the Committee and will be set forth in a specific option agreement. To the extent not exercised, installments will accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires. The Committee has the right to accelerate the exercisability of any option.

--ISOS

Stock options qualify as ISOs if they meet the requirements of Section 422 of the Internal Revenue Code. ISOs may only be granted to employees of Hand Brand and its affiliates and any person holding capital stock of Hand Brand or any affiliate possessing more than 10% of the total combined voting power of all classes of capital stock of Hand Brand or any affiliate will not be eligible to receive ISOs unless the exercise price per share is at least 110% of the fair market value of the stock on the date the option is granted. Each ISO granted pursuant to the Plan is exercisable, during the optionee's lifetime, only by the optionee or the optionee's guardian or legal representative.

--NQSOS

NQSOs may be granted to employees, to directors who are neither officers nor employees of our company, to consultants and to other persons who provide services to us and our affiliates. Stock options are NQSOs if they do not meet the requirements for ISOs.

--RESTRICTED STOCK

The Committee may grant shares of restricted stock, which is an award of shares of common stock that is subject to the attainment of pre-established performance goals and other conditions, restrictions and contingencies as the Committee determines. Awards of restricted stock may be granted solely to participants who are employees or consultants of Hand Brand, or any of its subsidiaries or parent corporations. Unless otherwise determined by the Committee at grant, each award of restricted Stock will provide that if the participant engages in detrimental activities (as defined in the Plan) prior to, or during the one year period after, any vesting of restricted Stock, the Committee may direct (at any times within two years thereafter) that all unvested Restricted Stock be immediately forfeited to Hand Brand and that the participant will pay Hand Brand an amount equal to the fair market value at the time of vesting of any restricted stock that has vested in the period referred to above. (This does not apply upon a Change of Control). The purchase price of the Restricted Stock will be fixed by the Committee.

Awards of restricted stock must be accepted within 90 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award agreement and paying whatever price (if any) the Committee designates. Additionally, recipients of restricted stock are required to enter into a restricted stock agreement, which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse. Within these limits, based on service, attainment of objective performance goals, and such other factors as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions or may accelerate or waive such restrictions at any time. A participant who receives an Award of restricted stock shall not have any rights with respect to such award of restricted stock, unless and until such participant has delivered a fully executed copy of a restricted stock award agreement and has otherwise complied with the applicable terms and conditions of such Award.

Awards of restricted stock may be intended to satisfy Section 162(m) of the Code. Under the Plan, an Award of restricted stock may be conditioned upon or subject to the attainment of performance goals. These performance goals will be based on one or more of the objective criteria with regard to Hand Brand (or any subsidiary corporation, parent corporation, division, or other operational unit of Hand Brand) as described in the Plan.

WHAT IS THE TERM OF THE STOCK OPTIONS?

All options will lapse on the expiration of the option terms specified by the Committee in a certificate evidencing such option, but in no event will NQSOs or ISOs be exercisable after the expiration of 10 years from the date such option is granted (five years for participants who own more than 10% of the total combined voting power of all classes of the stock of Hand Brand, its subsidiary corporations or its parent corporations).

GENERALLY, WHAT IS THE EXERCISE PRICE FOR STOCK OPTIONS?

The exercise price per share of Common Stock subject to an ISO or a Stock Option intended to be performance-based for purposes of Section 162(m) of the Code shall be determined by the Committee at the time of grant but shall not be less than 100% of the fair market value of the shares of Common Stock at the time of grant. However, if an ISO is granted to a 10% Shareholder, the exercise price shall be no less than 110% of the fair market value of the Common Stock. The exercise price per share of Common Stock subject to a NQSO will be determined by the Committee.

WHAT IS THE MAXIMUM GRANT?

To the extent that the aggregate fair market value (determined as of the time of grant) of the Common Stock with respect to which ISOs are exercisable for the first time by an employee during any calendar year under this Plan and/or any other stock option plan of Hand Brand or any of its subsidiary or parent corporations exceeds $100,000, such options shall be treated as NQSOs. In addition, if an employee does not remain employed by Hand Brand, or any of its subsidiary or parent corporations at all times from the time an ISO is granted until three months prior to the date of exercise (or such other period as required by applicable law), such option shall be treated as a NQSO. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as ISOs, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of Hand Brand Shareholders.

HOW DOES AN OPTION HOLDER PAY FOR THE SHARES UNDERLYING THE OPTIONS TO BE EXERCISED?

Payment of the purchase price is by (i) cash, (ii) check, or (iii) such other consideration as the Plan Administrators, in their sole discretion, determine and is consistent with the Plan's purpose and applicable law, or (iv) any combination of the foregoing.

WHAT RIGHTS DOES THE RECIPIENT OF A RESTRICTED STOCK AWARD HAVE?

Upon the award of Restricted Stock, the recipient has all rights of a shareholder with respect to the shares, including, without limitation, the right to receive dividends, the right to vote those shares and, subject to and conditioned upon the full vesting of the shares of restricted stock, the right to tender those shares.

DO OPTIONEES UNDER THE PLAN HAVE SHAREHOLDER RIGHTS?

Optionees do not have shareholder rights (e.g., right to vote and receive dividends) until they exercise their options and receive shares of Common Stock.

WHEN DO THE STOCK OPTIONS UNDER THE PLAN EXPIRE?

Each stock option expires and is no longer exercisable on the dates that the Plan administrators determine when the options are granted. Stock options can also be terminated under certain circumstances following a Change of Control.

WHAT HAPPENS TO THE OPTIONS UNDER THE PLAN UPON A CHANGE OF CONTROL?

According to our Plan, a Change of Control occurs if

o    We are dissolved or liquidated,

o We reorganize, merge or consolidate with one or more corporations where we are not the surviving entity,

o We liquidate or sell all of substantially all of our assets or a person who owns at least 50% or more of the combined voting power of our outstanding voting securities, or

o If a person becomes the beneficial owner of 50% or more of the combined voting power of our then outstanding securities (provided that if any person becomes the beneficial owner of such securities but does become entitled to the voting power of those securities, it does not constitute a Change of Control).

Upon a Change of Control, the Plan and any outstanding options will terminate unless we provide for the Plan to be assumed and continued with our options either assumed or replaced with substitute options covering the shares of a successor corporation. If no provision is made for Plan continuation, we will give all option holders advance written notice of the Change of Control, all options will become fully exercisable and the option holders will then have 30 days to exercise their options.

WHAT HAPPENS UNDER THE PLAN IF THERE IS A CHANGE IN OUR CORPORATE STRUCTURE?

If our corporate structure changes or if our shares change (i.e., if we recapitalize, our stock splits, we consolidate, we undertake a rights offering, or we issue a stock dividend), our Plan Administrators will make appropriate adjustments to the number or class of shares which may be distributed under the Plan and the option price or other price of shares subject to the outstanding awards under the Plan in order to maintain the purpose of the original grant.

WHAT ABOUT GRANTS TO NON-EMPLOYEE DIRECTORS?

Non-employee directors receive options to purchase 40,000 shares of Common Stock as of the date the non-employee Directors begins serving in that capacity. The exercise price for each option is the then fair market value of our Common Stock at the time of grant, exercisable for 10 years, 50% of which vest on the date of grant and 50% vest on the first anniversary of the date of grant. Currently, there are three Non-Employee Directors and they will receive options to purchase up to an aggregate of 120,000 shares.

WHAT ARE THE FEDERAL INCOME TAX ASPECTS OF THE STOCK OPTIONS?

The following discussion of the federal income tax consequences of the granting and exercise of stock options under the Plan, and the sale of Common Stock acquired as a result thereof is based on an analysis of the Internal Revenue Code of 1986, as amended (the Code), existing laws, judicial decisions, and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the federal income tax consequences described below, a participant may also be subject to state, local, estate and gift tax consequences, none of which is described below. This discussion is limited to the U.S. federal income tax consequences to individuals, who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

--ISOS.

Neither the grant nor, provided the holding periods described below are satisfied, the exercise of an ISO will result in taxable income, to a participant or a tax deduction for Hand Brand. However, for purposes of the alternative minimum tax, the excess of the fair market value of the shares acquired upon exercise of an ISO (determined at the time the option is exercised) and the exercise price for such shares will be considered part of the participant's income.

If the applicable holding periods described below are satisfied, the sale of shares of common stock purchased upon the exercise of an ISO will result in capital gain or loss to the participant and will not result in a tax deduction to Hand Brand. To receive the foregoing ISO tax treatment as to the shares acquired upon exercise of an ISO, a participant must hold such shares for at least two years following the date the ISO is granted and for one year following the date of the exercise of the ISO. In addition, a participant generally must be an employee of Hand Brand (or a subsidiary corporation or parent corporation of Hand Brand) at all times between the date of grant and the date three months before exercise of the option.

If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of an ISO that is equal to the lesser of

o the fair market value of the shares on the date of exercise minus the exercise price, or

o    the amount realized on the disposition minus the exercise price,

will be treated as ordinary compensation income in the taxable year of the disposition of the shares, with any remaining gain being treated as capital gain. If the holding periods are not satisfied, Hand Brand will generally be entitled to a tax deduction equal to the amount of such ordinary income included in the participant's taxable income, subject to Section 162(m) of the Code.

--NQSOS.

No taxable income will be recognized by a participant at the time a NQSO is granted to him or her.

Ordinary compensation income will be recognized by a participant at the time a non-qualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares purchased by the optionee over the exercise price for such shares. Other than with regard to non-employee directors, this ordinary compensation income will also constitute wages subject to income tax withholding under the Code and Hand Brand will require the participant to make suitable arrangements to ensure that the participant remits to Hand Brand an amount sufficient to satisfy all tax withholding requirements.

Hand Brand will generally be entitled to a deduction for federal income tax purposes at such time and in the same amount as the amount includable in the participant's ordinary income in connection with his or her exercise of a NQSO, subject to Section 162(m) of the Code described herein.

Upon a participant's subsequent sale or other disposition of shares purchased on exercise of a NQSO, the participant will recognize capital gain or loss (which may be short-term or long-term depending upon the participant's holding period) on the difference between the amount realized on such sale or other disposition and the participant's tax basis in the shares sold. The tax basis of the shares acquired upon the exercise of the option will be equal to the sum of the exercise price for such shares and the amount includable in the participant's income with respect to such exercise and acquisition of the shares.

--ALL STOCK OPTIONS.

The following considerations may also apply to grants of NQSOs and/or ISOs:

o Any officer and director of Hand Brand subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their stock options,

o Any entitlement to a tax deduction on the part of Hand Brand is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding a $1,000,000 limitation on deductible compensation), and

o In the event that the exercisability or vesting of any stock option is accelerated because of a change in control, payments relating to the stock option (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

In general, Section 162(m) of the Code does not allow a publicly held corporation like us, for federal income tax purposes, to deduct compensation in excess of $1.0 million per year per person to its Chief Executive Officer and the four other officers whose compensation is disclosed in its Proxy Statement or Information Statement, as applicable, subject to specific exceptions. Our Plan does not currently qualify for the exceptions and is therefore subject to the limitations of Section 162(m) of the Code.

ARE AWARDS UNDER THE PLAN ASSIGNABLE?

Options may not be sold, assigned, transferred, pledged or encumbered, except by will or by the laws of descent and distribution. An option may only be exercised by the optionee during his or her lifetime or his or her estate, for a period of time after the optionee's death.

HOW CAN THE PLAN BE AMENDED OR TERMINATED?

Generally, our Board of Directors or the Committee has the power to amend, terminate or suspend all or any portion of the Plan without shareholder approval. However, no amendment may impair an existing award or alter the rights of a recipient of options already granted under the Plan without the recipient's consent. Additionally, the Board of Directors may not, without further approval of Hand Brand's Shareholders, according to Florida Law, solely to the extent required by the applicable provisions of Rule 16b-3, Section 162(m) or 422 of the Code, or the rules of any applicable exchange:

o Increase the aggregate number of shares of Common Stock that may be issued under this Plan,

o    Increase the maximum individual Participant limitations for a fiscal year,

o    Change  the  classification  of  employees,   Consultants  or  Non-Employee
     Directors eligible to receive Awards under this Plan,

o    Decrease the minimum option price of any Stock Option,

o    Extend the maximum Stock Option period,

o    Materially  alter the  Performance  Criteria  for the  Award of  Restricted
     Stock, or

o Make any other amendment that would require Shareholder approval under the rules of any exchange or system on which Hand Brand's securities are listed or traded.

Unless terminated by the Board of Directors earlier, the Plan shall terminate on the earlier of December 31, 2012 or ten years after the date the Plan is approved by Hand Brand's Shareholders.

WHAT IS THE MARKET VALUE OF THE UNDERLYING SECURITIES?

On May 24, 2002 the closing bid price for Hand Brand's Common Stock on the OTC Electronic Bulletin Board was
$-----.

HOW MANY AWARDS HAVE BEEN GRANTED, SUBJECT TO SHAREHOLDER APPROVAL?

As of May 24, 2002, options for the purchase of 40,000 shares have been granted to one outside Director.

WHAT ARE THE EFFECTS ON HAND BRAND SHAREHOLDERS WITH REGARD TO THE PLAN?

Adopting the Plan will have no direct effect on our Shareholders. However, when options granted under the Plan are exercised, it will have a dilutive effect on our Shareholders.

WHAT DOES OUR BOARD OF DIRECTORS RECOMMEND?



                  OUR BOARD OF DIRECTORS HAS RECOMMENDED A VOTE
                    FOR ADOPTING AND RATIFYING THE 2002 HAND
                           BRAND STOCK INCENTIVE PLAN.

                                 PROPOSAL NO. 4.
                 TO APPROVE THE SALE OF FAMILY HEALTH NEWS, INC.

REASON FOR THIS PROPOSAL.

Our Board of Directors recommends and considers it to be in our best interest to sell Family Health News, Inc. ("FHNI") (the "FHNI Stock Sale") to John Taggart, our former President and a former Director. A copy of the Stock Purchase Agreement is attached hereto as Exhibit "F". FHNI has had a long history of losses, flat to negative growth in revenues. Our Board believes that the terms and conditions of the sale of FHNI are favorable and have been negotiated on terms based on an arm's length transaction. The Board also believes that there are no potential purchasers for FHNI other than Mr. Taggart. The sale will allow the Company's management to focus on biotech business of GeneThera, while reducing our overall debt. The Board believes the GeneThera business holds more promise for long-term growth and value then FHNI and wishes to devote the Company's resources to the development of GeneThera's business. Because the GeneThera business is in the development stage and does not generate income, under Florida Law the FHNI Stock Sale could possibly be considered the sale of substantially all of the assets of the Company. In such event, Florida law would require the Company to obtain the approval of the holders of a majority of its issued and outstanding common stock in order to effectuate the FHNI Stock Sale and would grant our shareholders the right to dissent from such Stock Sale. In an abundance of caution, the Company has determined to seek shareholder approval for the FHNI Stock Sale and to grant its shareholders dissenter's rights with regard to such transaction. See "Dissenter's Rights - the Reincorporation and the FHNI Stock Sale".

The failure of the Company to complete the FHNI Stock Sale would also adversely effect the Company's ability to present its financial information as a development-stage company (as the Company believes is appropriate for GeneThera) since FHNI is an historical operating business.

Under the terms of the Stock Purchase Agreement with FHNI and Mr. Taggart, FHNI will be acquiring the stock of FHNI without any representations as to its underlying assets and business (which is on an "AS IS, WHERE IS" basis). In exchange, Mr. Taggart and FHNI will assume all of the liabilities of FHNI and the Company [(approximately $150,000 as of January 23, 2002)], with the exception of convertible notes issued by the Company in the aggregate principal amount of $100,000 and liabilities of our subsidiary GeneThera, which will remain with the Company.

While the Company's Common Stock currently trades on the Over-the-Counter (OTC) Bulletin Board, which does not require that the Company seek Shareholder approval in connection with a sale to an affiliate, our Board of Directors believes it to be in the Company's best interest for its Shareholders to approve the sale of FHNI to Mr. Taggart. As previously indicated, in the event Florida Law were to treat the FHNI Stock Sale as a sale of substantially all of the assets of the Company, shareholder approval of such sale would be required by such law.

The FHNI Stock Sale was unanimously approved by our Board of Directors on January 25, 2002. Mr. Taggart did not participate in the discussions or voting as to the sale of FHNI.



   OUR BOARD OF DIRECTORS HAS RECOMMENDED A VOTE FOR THE SALE OF HEALTH NEWS,
                INC. AND RATIFY THE CONTRACT TERMS AND CONDITIONS

                                 PROPOSAL NO. 5.
                           TO APPROVE THE $30 MILLION
                     PRIVATE EQUITY LINE OF CREDIT FACILITY


REASON FOR THIS PROPOSAL.

In order to provide a source of future capital for ongoing research and development of the Company's products and general working capital, as of January 16, 2002, the Company and Prima Capital growth Fund LLC (the "Investor") entered into a Private Equity Line of Credit (the "PELC Agreement"), Registration Rights Agreement and Warrants to purchase up to 600,000 shares of our Common Stock at $1.00 per share. Under the PELC Agreement, the Company has the option to sell up to an aggregate of $30 million of shares of its Common Stock to the Investor, subject to certain conditions contained in the PELC Agreement.

As noted above, the Company's Common Stock currently trades on the Over The Counter (OTC) Bulletin Board. The corporate governance standards of the OTC do not require stockholder approval of the sale or issuance of Common Stock in a private placement transaction at a price less than the greater of book or market value if the number of new shares would be in excess of a certain percentage.

On January 16, 2002, we entered into the Private Equity Line of Credit Agreement (the "PELC Agreement") with the Investor, under which the company may issue and sell, from time to time, shares of its Common Stock for cash consideration up to an aggregate of $30 million. Pursuant to the requirements of the PELC Agreement, we must file a registration statement on Form SB-2 (the "Registration Statement") with the Securities and Exchange Commission in order to permit the Investor to resell to the public any shares that it acquires pursuant to the PELC Agreement. Commencing as of the effective date of the Registration Statement, and continuing for 36 months thereafter, we may from time to time at our sole discretion, and subject to certain restrictions set forth in the PELC Agreement, sell ("Put") shares of our Common Stock to the Investor at an initial purchase price equal to 87.5% of the daily volume weighted average of the price of the Common Stock for each day during the specified purchase period. A Put can be made after 10 trading days have elapsed from the date of the delivery of the last Put notice in amounts ranging from a minimum of $100,000 to a maximum of an amount equal to the 15% of the average daily prices for each of the twenty trading days immediately preceding the day the put notice has been sent by the Company to the Investor ("Put Date") multiplied by the reported daily trading volume of the Common Stock on the OTC for the 20 trading days immediately preceding the Put Date.

The maximum Put amount may be increased, and the discount to the daily volume weighted average price of the Company's Common Stock may be decreased, if the trading volume of the Common Stock exceeds certain minimum thresholds prior to the delivery of the Put notice.

The Company's ability to Put shares of its Common Stock, and the Investor's obligation to purchase the shares, is conditioned upon satisfaction of certain conditions. These conditions include: (i) the initial effectiveness of the Registration Statement, (ii) the continued effectiveness of the Registration Statement, (iii) the Company's performance compliance with all obligations under the PELC Agreement and the Registration Rights Agreement, (iv) no statute, rule, regulation, executive order, decree, ruling or injunction shall be in effect which prohibits or directly and adversely affects any of the transactions contemplated by the PELC Agreement, (v) at the time of a Put, there shall have been no material adverse change in the Company's business, operations, properties, prospectus or financial conditions for the 30 days preceding the delivery date of a Put Notice, (vi) our Common Stock shall not have been delisted from the market on which it is then trading nor suspended from trading, and (vii) a supplement to the prospectus included in the Registration Statement, if required, shall have been filed with the Securities and Exchange Commission and sufficient copies thereof delivered to the Investor on the first trading day immediately following the delivery of the Put notice.

EFFECT ON OUTSTANDING COMMON STOCK. Issuing our Common Stock under the PELC Agreement will have no effect on the rights or privileges of existing holders of Common Stock except that the economic and voting interests of each Shareholder will be diluted as a result of such issuance. Although the number of shares of the Common Stock that Shareholders presently own will not decrease, such shares will represent a smaller percentage of the total shares of the Company that will be outstanding after such events. If we satisfy the conditions that allow us to put the entire $30 million available under the equity line, and we choose to do so, then generally, as the market price of our Common Stock decreases, the number of shares we will have to issue increases. To illustrate, the following table reflects how the ownership dilution increases as the market price of our common stock declines:

     Purchase Price per          Number of Shares           Percentage of Total
          Share(1)                   Issuable              Shares Outstanding(2)

          $8.75                     3,918,367                   29.1%
           7.50                     4,571,429                   32.4%
           6.25                     5,485,714                   36.5%
           5.00                     6,857,143                   41.8%
           3.75                     9,142,857                   48.9%
           2.50                    13,714,286                   59.0%


(1) Under the terms of the PELC Agreement, the actual purchase price per share is equal to 87.5% of the daily volume weighted average of the Company's Common Stock. Thus, each Purchase Price Per Share included in the table represents 87.5% of a particular daily volume weighted average of our Common Stock. For instance, if the daily volume weighted average of the Company's Common Stock is $10.00, $8.57, $7.14, $6.06, $4.29, or $2.86, the
     purchase price per share shall be $8.75, $7.50, $6.25, $5.00, $3.75, and $2.50, respectively. $2.72 represents the minimum daily volume weighted average of the Company's Common Stock upon which the Company may request to purchase shares under a Put Notice.

(2) Based upon 8,970,249 shares of the Company's Common Stock outstanding, after giving effect to our issuing an additional 8,305,950 to certain former GeneThera shareholders.

The following are all of the material additional conditions that must be met before Prima Capital is obligated to buy any shares of our Common Stock upon delivery of a Put Notice:

o We shall have obtained the effectiveness of the Registration Statement and shall have obtained the effectiveness of any additional registration statement if required pursuant to the Registration Rights Agreement that we entered into with Prima Capital in connection with the PELC Agreement, and no such registration statement, after its initial effectiveness, shall have lapsed and any such registration statement must be effective on the date we deliver a Put Notice;

o We shall not at any time during the term of the PELC Agreement have breached any material representation, warranty or covenant contained in either the PELC Agreement or the Registration Rights Agreement and all such representations, warranties and covenants must be true and correct on the date we deliver a Put Notice;

o Our Common Stock must remain traded on OTC, NASDAQ National Market System, The American Stock Exchange or The New York Stock Exchange (collectively "Principal Market");

o The trading of the Common Stock is not suspended by the SEC or by the Principal Market on which the Common Stock is listed nor will our Common Stock be delisted from the Principal Market. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of a Principal Market, if applicable.

o We shall have performed and complied with all obligations under the PELC Agreement and the Registration Rights Agreement;

o No statute, rule, regulation, executive order, decree, ruling or injunction shall be in effect which prohibits or directly and adversely affects any of the transactions contemplated by PELC Agreement;

o We must certify, by delivery of the Put Notice, that there has been no material adverse change in the our business, operations, properties, prospectus or financial conditions preceding the delivery date of the Put Notice;

o We must have no knowledge of any event that would reasonably be expected to have the effect of causing the Registration Statement, of which this prospectus is a part, to be suspended or otherwise be deemed ineffective;

o A supplement to the prospectus included in the Registration Statement, of which this prospectus is a part, if required, shall have been filed with the SEC and sufficient copies thereof delivered to Prima Capital on the first trading day immediately following the delivery of a Put Notice;

o The mandatory ten (10) Trading Days after the most recent closing date shall have elapsed since the immediately preceding Put Date.

o Prima Capital is not subject to voting or other restrictions arising under any applicable "anti-takeover" laws, rules or regulations.

There is no guarantee that we will be able to meet these or any other conditions under the PELC Agreement or the Registration Rights Agreement, or that we will be able to Put any portion of the $30,000,000 equity line.

CONSEQUENCES IF SHAREHOLDER APPROVAL IS NOT OBTAINED. While currently there is no consequence if Shareholder approval is not obtained, if our Common Stock were to trade on NASDAQ or other exchanges and share limitations were required if Shareholder approval were not obtained, only a limited number of shares of Common Stock may be issued and sold in all Put transactions under the PELC Agreement. As a result, the Company's ability to use the PELC Agreement to raise capital will be limited and, in the event the Company needs additional capital, it will have to seek alternatives, which may be less favorable or unavailable.

WHAT DOES OUR BOARD OF DIRECTORS RECOMMEND?

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
              PROPOSAL TO APPROVE THE ISSUANCE OF SHARES OF COMMON
                STOCK TO PRIMA CAPITAL GROWTH FUND LLC UNDER THE
                              TERMS OF THE CREDIT.

                                 OTHER BUSINESS

We know of no other business to be brought at the Special Meeting.

                       MARKET FOR THE COMPANY COMMON STOCK

Shares of the Company Common Stock have been registered with the Securities and Exchange Commission (the "Commission") and are included on the OTC Bulletin Board price quotation for the Company's shares published by such service. As of May 24, 2002, there were approximately [155] holders of record of the Company's Common Stock.

                                 DIVIDEND POLICY

The Company has not declared or paid cash dividends or made distributions in the past, and New GeneThera does not anticipate that it will pay cash dividends or make distributions in the foreseeable future. New GeneThera currently intends to retain and reinvest future earnings, if any, to finance its operations.

                                  MISCELLANEOUS

The Company requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Company Stock and the Company will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from the Exchange Agent by writing to it at the following address:
Florida  Atlantic Stock Transfer  Corp.,  7130 Nob Hill Road,  Tamarac,  Florida
33321.

                                OTHER INFORMATION

You may also obtain a copy of our periodic reports electronically filed by us via the Internet, by accessing the Securities and Exchange Commission's EDGAR website at www.sec.gov/edaux/searches.html.

                                  By Order Of the Board of Directors



                                  /s/ Antonio Milici, Chairman of the Board

New York, New York
June 4, 2002

                                LIST OF EXHIBITS

Exhibit "A" - Amendment to Articles of Incorporation to Change Our Name, Increase our Authorized Stock and authorized "blank check" preferred stock.

Exhibit "B" - Agreement and Plan of Merger

Exhibit "C" - Florida Statutes Regarding Dissenting Rights

Exhibit "D" - Certificate of Incorporation for GeneThera Inc.

Exhibit "E" - 2002 Hand Brand (GeneThera) Stock Incentive Plan

Exhibit "F" - Family Health News, Inc. Agreement

Exhibits "G-1", "G-2", "G-3" and "G-4", as amended -- to Private Equity Line of Credit Agreement, including

         --G-1  Private  Equity Line of Credit  Agreement
         --G-2  Form of Warrant
         --G-3  Registration Rights Agreement
         --G-4  Amendment to the above.

                                   EXHIBIT "A"

                          FORM OF ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                          HAND BRAND DISTRIBUTION, INC.

     Hand Brand Distribution, Inc. (the Corporation), a corporation organized and existing under and by virtue of the Florida Business Corporation Act, does hereby certify:

     1. The current name of the corporation is Hand Brand Distribution, Inc. The date of filing of its Articles of Incorporation with the Secretary of State was November 8, 1995.

     2. Article 1 of the Articles of Incorporation of the Corporation is hereby amended in its entirety as follows:

              The name of this Corporation shall be: GENETHERA INC.

     3. Article IV of the Articles of Incorporation of the Corporation is hereby amended in its entirety as follows:

     This Corporation is authorized to issue and have outstanding at any time the maximum number of One Hundred Million (100,000,000) shares of Common Stock having a par value of $.001 per share, and Twenty Million (20,000,000) shares of Preferred Stock having a par value of $.001 per share. The Board of Directors may authorize the issuance from time to time of the Preferred Stock in one or more series with such designations and such powers, preferences and rights, and the qualifications, limitations or restrictions thereof (which may differ with respect to each series) as the Board may fix by resolution.

The amendments to the Articles of Incorporation of the Corporation set forth in the preceding paragraphs have been duly adopted in accordance with the Florida Business Corporation Act. On May 20, 2002, the Board of Directors of the Corporation adopted resolutions setting forth such amendments, declaring their advisability, and directing that it be submitted to the shareholders of the Corporation for their approval. On June 25, 2002, the holders of outstanding stock necessary to authorize such action approved such amendments at a meeting of the shareholders.

This amendment will be effective as of June 25, 2002.

IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this Amendment on the ___ day of ______, 2002.

                          HAND BRAND DISTRIBUTION, INC.


                                    By:  ________________________________
                                    Name: _______________________________
                          .         Its:  _______________________________

                                   EXHIBIT "B"

                          AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (hereinafter referred to as this "Agreement") dated as of May 24, 2002, is made and entered into by and between Hand Brand Distribution, Inc., a Florida corporation ("Company") and GeneThera Inc., a Delaware corporation ("GeneThera").

                                    RECITALS

A. The Company is a corporation organized and existing under the laws of the State of Florida; and

B. GeneThera is a wholly owned subsidiary of the Company, having been incorporated on _______, 2002.

NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Company shall be merged into GeneThera (the "Merger") upon the terms and conditions hereinafter set forth.

                                   ARTICLE I
                                     Merger.

On June 25, 2002, or as soon as practicable thereafter (the "Effective Date"), the Company shall be merged into GeneThera, the separate existence of the Company shall cease and GeneThera (following the Merger referred to as "New GeneThera") shall continue to exist under the name of "GeneThera Inc.," by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of New GeneThera in the State of Delaware will be The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of Newcastle, State of Delaware.

                                   ARTICLE II
                   Certificate of Incorporation of GeneThera.

The Certificate of Incorporation of New GeneThera shall be the Certificate of Incorporation of GeneThera as in effect on the date hereof without change unless and until amended in accordance with applicable law.

                                  ARTICLE III
                              Bylaws of GeneThera.

The Bylaws of New GeneThera shall be the Bylaws of GeneThera as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

                                   ARTICLE IV
              Effect of Merger on Stock of Constituent Corporation.

     4.1 On the Effective Date, (i) each outstanding share of Company common stock, $.001 par value ("Company Common Stock"), shall be converted into one share of New GeneThera common stock, $.001 par value, ("New GeneThera Common Stock"), except for those shares of Company Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under Florida law,
(ii) any fractional New GeneThera Common Stock interests to which a holder of Company Common Stock would be entitled will be canceled with the holder thereof being entitled to receive the next highest number of whole shares of GeneThera Common Stock, and (iii) each outstanding share of GeneThera Common Stock held by the Company shall be retired and canceled and shall resume the status of an authorized and unissued GeneThera Common Stock.

     4.2 All options and rights to acquire Company Common Stock under or pursuant to any options, warrants or contractual rights which are outstanding on the Effective Date of the Merger will automatically be converted into equivalent options and rights to purchase that whole number of GeneThera Common Stock into which the number of Company Common Stock subject to such options or warrants immediately prior to the Effective Date would have been converted in the merger had such rights been exercised immediately prior thereto (with any fractional New GeneThera interests resulting from the exercise being rounded up to the next highest whole number). The exercise price per share of options or warrants to acquire New GeneThera shall be the exercise price per share of options or warrants to acquire Company Common Stock in effect prior to the Effective Date, and the other terms shall also be equivalent. All plans or agreements of the Company under which such options and rights are granted or issued shall be continued and assumed by New GeneThera unless and until amended or terminated in accordance with their respective terms.

     4.3 All rights to acquire shares of the Company Common Stock by the former shareholders of GeneThera Inc., a Colorado corporation, pursuant to Stock Purchase Agreements dated on or about February 2002, as amended on or about May 2002, shall be converted into shares of New GeneThera Common Stock on the basis of one share of New GeneThera Common Stock for each right to acquire one share of the Company Common Stock; provided, however, that if prior to the Effective Date such holders have been issued authorized shares of Company Common Stock with respect to such rights, this Section 4.3 shall be inapplicable and the Company Common Stock owned by such holders shall instead be converted in the manner provided by Section 4.1 hereof.

     4.4 (a) Florida Atlantic Stock Transfer, 7130 Nob Hill Road, Tamarac, Florida 33321, Attention: Rene Garcia, shall act as exchange agent in the Merger.

         (b) Prior to, or as soon as practicable after the Effective Date, GeneThera (or New GeneThera) shall mail to each person who was, at the time of mailing or at the Effective Date, a holder of record of issued and outstanding Company Common Stock ("Company Stock") (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the certificate or certificates, which immediately prior to the Effective Date represented issued and outstanding shares of Company Stock ("Company Certificates"), in exchange for certificates representing New GeneThera Common Stock ("New GeneThera Stock"). Upon surrender of a Company Certificate for cancellation to GeneThera, together with a duly executed letter of transmittal, the holder of such Company Certificate shall be subject to paragraph (f) of this section 4.03 and be entitled to receive in exchange therefor a certificate representing that number of New GeneThera Stock into which the Company Stock theretofore represented by the Company Certificate so surrendered shall have been converted pursuant to the provisions of this
Article IV, and the Company Certificate so surrendered shall forthwith be canceled.

         (c) No dividends or other distributions declared after the Effective Date with respect to New GeneThera and payable to holders of record thereof after the Effective Date shall be paid to the holder of any unsurrendered Company Certificate with respect to New GeneThera Stock which by virtue of the Merger are represented thereby, nor shall such holder be entitled to exercise any right as a holder of New GeneThera, until such holder shall surrender such Company Certificate. Subject to the effect, if any, of applicable law, after the subsequent surrender and exchange of a Company Certificate, the holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which became payable prior to such surrender and exchange with respect to New GeneThera Stock represented by such Company Certificate.

         (d) If any stock certificate representing New GeneThera is to be issued in a name other than that in which the Company Certificate surrendered with respect thereto is registered, it shall be a condition of such issuance that the Company Certificate so surrendered shall be properly endorsed, or otherwise in proper form for transfer, and that the person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance to a person other than the registered holder of the Company Certificate surrendered or shall establish to the satisfaction of New GeneThera that such tax has been paid or is not applicable.

         (e) After the Effective Date, there shall be no further registration of transfers on the stock transfer books of the Company of the shares of Company Stock, or of any other shares of stock of the Company, which were outstanding immediately prior to the Effective Date. If after the Effective Date certificates representing such shares are presented to New GeneThera they shall be canceled and, in the case of Company Certificates, exchanged for certificates representing New GeneThera Stock as provided in this Article IV.

                                   ARTICLE V.
           Corporate Existence, GeneThera and Liabilities of GeneThera

     5.1 On the Effective Date, the separate existence of the Company shall cease. The Company shall be merged with and into GeneThera in accordance with the provisions of this Agreement. Thereafter, New GeneThera shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement and all and singular; the rights, privileges, powers and franchises of the Company and GeneThera, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in New GeneThera; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of New GeneThera, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Company and GeneThera or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to New GeneThera, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     5.2 The Company agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as GeneThera may deem necessary or desirable in order to vest in and confirm to New GeneThera title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of the Company and otherwise to carry out the intent and purposes of this Agreement.

                                  ARTICLE VI.
                       Officers and Directors of GeneThera

     6.1 Upon the Effective Date, the officers and directors of New GeneThera shall be officers and directors of GeneThera in office at such date, and such persons shall hold office in accordance with the Bylaws of GeneThera or until their respective successors shall have been appointed or elected.

     6.2 If, upon the Effective Date, a vacancy shall exist in the Board of Directors of GeneThera, such vacancy shall be filled in the manner provided by its Bylaws.

                                  ARTICLE VII.
               Approval by Shareholders; Amendment; Effective Date

     7.1 This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of shareholders in accordance with applicable Florida law. As promptly as practicable after approval of this Agreement by shareholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Florida and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of Florida and Delaware. The Effective Date of the Merger shall be the date on which the Merger becomes effective under the laws of Florida or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

     7.2 The Board of Directors of the Company and GeneThera may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of Company shall not (1) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the Company Stock (2) alter or change any term of the Certificate of Incorporation of GeneThera, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Company Stock.

                                 ARTICLE VIII.
                              Termination of Merger

This Agreement may be terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Florida and the Secretary of State of Delaware, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of the Company and GeneThera.

                                  ARTICLE IX.
                                  Miscellaneous

In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.

HAND BRAND DISTRIBUTION INC., a Florida corporation

By: _______________________________
    Nicolas Wollner, President

GENETHERA INC., a Delaware corporation

By:  ________________________________
Name: _______________________________
Its: ________________________________

                                    EXHIBIT C
                                FLORIDA STATUTES

607.1301. DISSENTERS' RIGHTS; DEFINITIONS The following definitions apply to ss.
607.1302 and 607.1320:

         (1)  "Corporation"  means the issuer of the shares held by a dissenting
shareholder   before  the  corporate   action  or  the  surviving  or  acquiring
corporation by merger or share exchange of that issuer.

         (2) "Fair value" with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

         (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302.  RIGHT OF SHAREHOLDERS TO DISSENT

         (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his shares in the event of, any of the corporate actions:

                  (a) Consummation of a plan of merger to which the corporation is a party:

                           1.       If the shareholder is entitled to vote on
the merger, or

                           2.       If the  corporation  is a  subsidiary  that
is merged with its parent under s. 507.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

                  (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

                  (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

                  (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

                  (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

                           1.       Altering or abolishing any preemptive rights
 attached to any of his shares;

                           2.       Altering  or  abolishing  the voting  rights
pertaining to any of his shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

                           3.       Effecting an exchange,  cancellation, or
reclassification of any of his shares, when such exchange, cancellation, or reclassification would alter or abolish his voting rights or alter his percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

                           4.       Reducing the stated redemption price of any
of his redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his shares, or making any of his shares subject to redemption when they are not otherwise redeemable;

                           5.       Making  noncumulative,  in whole or in part,
dividends of any of his preferred shares upon voluntary or involuntary liquidation; or

                  (f)      Any   corporate  action  taken,  to  the  extent  the
articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares;

         (2) A shareholder  dissenting from any amendment specified in paragraph
(1)(e) has the right to dissent only as to those of his shares which are adversely affected by the amendment.

         (3) A shareholder may dissent as to less than all the shares registered in his name. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

         (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or held of record by not fewer than 2,000 shareholders.

         (5) A shareholder entitled to dissent and obtain payment for his shares under this section may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

607.1320. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

         (1) (a) If a proposed corporate action creating dissenters' rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and
607.1320. A shareholder who wishes to assert dissenters' rights shall:

                           1.       Deliver to the  corporation before  the vote
is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated, and

                           2.       Not vote his shares in favor of the proposed
action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

                  (b) If proposed corporate action creating dissenters' rights under s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for his written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

         (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his shares pursuant to paragraph
(1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in Writing to, the proposed action.

         (3) Within 20 days after the giving of notice to him, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating his name and address, the number, classes, and series of shares as to which he dissents, and a demand for payment of the fair value of his shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

         (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his shares shall cease, and he shall be reinstated to have all his rights as a shareholder as of the filing of his notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

                  (a)      Such demand is withdrawn as provided in this section;

                  (b)      The   proposed   corporate  action  is  abandoned  or
rescinded or the shareholders revoke the authority to effect such action;

                  (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

                  (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

         (5)  Within  10 days  after  the  expiration  of the  period  in  which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

                  (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

                  (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period. for the portion thereof during which it was in existence.

         (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

         (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

         (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

         (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

         (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as in the case of other treasury shares, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

                                    EXHIBIT D

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 GENETHERA INC.
                                 --------------


The undersigned incorporator, in order to form a corporation under the General Corporation Law of Delaware, certifies as follows:

                                  ARTICLE One
                                      Name

The name of the corporation is GeneThera Inc. (the "Corporation").

                                  ARTICLE Two
                                Registered Agent

The registered office of the Corporation is to be located c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at that address is The Corporation Trust Company.

                                 ARTICLE Three
                                    Purposes

The purpose of the Corporation is to engage in, carry on and conduct any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of Delaware.

                                  ARTICLE Four
                                 Capitalization

The Corporation shall have the authority to issue 100,000,000 shares of Common Stock having a par value of $.001 per share and 20,000,000 shares of Preferred Stock having a par value of $.001 per share. The Board of Directors may authorize the issuance from time to time of the Preferred Stock in one or more series and with such designations and such powers, preferences and rights, and the qualifications, limitations or restrictions thereof (which may differ with respect to each series) as the Board may fix by resolution.

                                  ARTICLE Five
                                  Incorporator

The name and mailing address of the incorporator is as follows:

                          Donald E. Thompson, II, Esq.
                               Proskauer Rose LLP
                          2255 Glades Road, Suite 340W
                              Boca Raton, FL 33431

                                  ARTICLE Six
                              Repurchase of Shares

The Corporation may from time to time, pursuant to authorization by the Board of Directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the Board of Directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.

                                 ARTICLE Seven
                             Meeting of Stockholders

Meeting of stockholders may be held at such place as the bylaws may provide.

                                 ARTICLE Eight
                    Combinations with Interested Stockholders

The Corporation specifically elects not to be governed by Section 203 (Business Combinations with Interested Stockholders) of the Delaware General Corporation Law.

                                  ARTICLE Nine
                                 Indemnification

Any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters that antedate the adoption of this Article Nine. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article Nine shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

                                  ARTICLE Ten
                       Limitation on Directors' Liability

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except: (A) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, or
(D) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law of the State of Delaware is amended after the date of filing of this Certificate to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                 ARTICLE Eleven
                    Amendment of Certificate of Incorporation

Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of _______, 2002.

                                                    _________________________

                                   EXHIBIT "E"

                          HAND BRAND DISTRIBUTION, INC.

                              STOCK INCENTIVE PLAN
                          HAND BRAND DISTRIBUTION, INC.


[NOTE: ALL REFERENCES TO FLORIDA LAW WILL BE CHANGED SUBJECT TO SHAREHOLDER APPROVAL TO REINCORPORATE IN DELAWARE. LIKEWISE, TO THE EXTENT THAT OUR CORPORATE NAME CHANGES, THE REFERENCES TO THE PLAN WILL BE ACCORDINGLY CHANGED]:

                                   SECTION I.
                                   1. PURPOSE

The purpose of this Hand Brand Distribution, Inc. Stock Incentive Plan is to enhance the Company's profitability and value for the benefit of its shareholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors of the Company and its Affiliates stock-based incentives in the Company, thereby creating a means to raise the level of stock ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's shareholders.

                                   SECTION II.
                                   DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1 Acquisition Events has the meaning set forth in Section 4.2(d).

2.2 Affiliate means each of the following:  (a) any Subsidiary;  (b) any Parent;
(c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (d) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an Affiliate by resolution of the Committee.

2.3 Award means any award under this Plan of a Stock Option or Restricted Stock.

2.4 Board means the Company's Board of Directors.

2.5 Cause means, with respect to a Participant's Termination of Employment or Termination of Consultancy: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define cause (or words of like import)), termination due to a Participant's insubordination, dishonesty, fraud, incompetence, moral turpitude, misconduct, violation of any proprietary rights agreement, engaging in Detrimental Activity, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate, as determined by the Committee in its sole discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines cause (or words of like import), cause as defined under such agreement; provided, however, that with regard to any agreement that conditions cause on occurrence of a Change in Control, such definition of cause shall not apply until a Change in Control actually takes place and then only with regard to a termination thereafter.

With respect to a Participant's Termination of Directorship, cause shall mean an act or failure to act that constitutes cause for removal of a director under applicable Florida law.

2.6 Change in Control has the meaning set forth in Article IX.

2.7 Change in Control Price has the meaning set forth in Section 9.1(b).

2.8 Code means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulations promulgated thereunder.

2.9 Committee means (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee of the Board appointed from time to time by the Board, which committee shall be intended to consist of two or more Non-Employee Directors, each of whom shall be (i) to the extent required by Rule 16b-3, a non-employee director as defined in Rule 16b-3 and (ii) to the extent required by Section 162(m) of the Code, an outside director as defined under
Section 162(m) of the Code and (b) with respect to the application of this Plan to Non-Employee Directors, the Board. Notwithstanding the foregoing, if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the Awards, grants, interpretations or other actions of the Committee.

2.10 Common Stock means the Company's common stock, $.001 par value per share, of the Company.

2.11 Company means Hand Brand Distribution, Inc., a Florida corporation, and its successors by operation of law.

2.12 Consultant means any Person who is an advisor or consultant to the Company or its Affiliates.

2.13 Detrimental Activity means (a) the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company's or its Affiliate's business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company or its Affiliates, acquired by a Participant prior to the Participant's Termination; (b) activity while employed or performing services that results, or if known could result, in the Participant's Termination that is classified by the Company as a Termination for Cause; (c) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hire) any non-clerical employee of the Company or its Affiliates to be employed by, or to perform services for, the Participant or any Person with which the Participant is associated (including, but not limited to, due to the Participant's employment by, consultancy for, equity interest in, or creditor relationship with such Person) or any Person or entity from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (d) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company or its Affiliates without, in all cases, written authorization from the Company; (e) the Participant's Disparagement, or inducement of others to do so, of the Company or its Affiliates or their past and present officers, directors, employees or products; (f) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its Affiliates, or which organization or business, or the rendering of services to such organization or business, is otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates, or (g) any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to any interest of the Company or its Affiliates. Unless otherwise determined by the Committee at grant, Detrimental Activity shall not be deemed to occur after the end of the one-year period following the Participant's Termination. For purposes of subparagraphs (a), (c), (c) and (f) above, the Chief Executive Officer and the General Counsel of the Company shall each have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

2.14 Disability means with respect to a Participant's Termination, (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define disability (or words of like import), total and permanent disability, as defined in Section 22(e)(3) of the Code, as determined by the Committee in its sole discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or other similar agreement between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines disability (or words of like import), disability as defined under such agreement at the time of the grant of the Award, as determined by the Committee in its sole discretion. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

2.15 Disparagement means making comments, whether orally or in writing, or statements to the press, employees, consultants, vendors or customers of the Company or those of its Affiliates or to any other Person which is negative in nature or which could adversely affect: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products, services or business plans or prospects), or (b) the reputation or quality of the products or services of the Company or its Affiliates, or those of any of their employees, consultants, shareholders, directors or officers, past or present, or the manner in which any of them conducts their respective businesses.

2.16 Effective Date means the effective date of this Plan as defined in Section XIV.

2.17 Eligible Employee means each employee of the Company or an Affiliate.

2.18 Exchange Act means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.19 Fair Market Value means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any Treasury Regulations promulgated thereunder, as of any date, the last closing price reported for the Common Stock on the applicable date: 1. as reported by the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market, Inc. or 2. if not traded on any such national securities exchange or The Nasdaq Stock Market, Inc. as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange on which the Common Stock is listed or traded. If the Common Stock is not readily tradable on a national securities exchange, The Nasdaq Stock Market, Inc. or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., its Fair Market Value shall be set in good faith by the Committee. Notwithstanding anything herein to the contrary, for purposes of granting Incentive Stock Options, Fair Market Value means the price for Common Stock set by the Committee in good faith based on reasonable methods set forth under
Section 422 of the Code and the Treasury Regulations promulgated thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee. For purposes of the grant of any Stock Option, the applicable date shall be the date for which the last sales price is available at the time of grant.

2.20 Family Member means, solely to the extent provided for in Securities Act Form S-8, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests or as otherwise defined in Securities Act Form S-8.

2.21 Incentive Stock Option means any Stock Option awarded to an Eligible Employee under this Plan intended to be and designated as an Incentive Stock Option within the meaning of Section 422 of the Code.

2.22 Non-Employee Director means a member of the Board of the Company who is not an active employee of the Company or an Affiliate.

2.23 Non-Qualified Stock Option means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.24 Parent means any parent  corporation  of the Company  within the meaning of
Section 424(e) of the Code.

2.25 Participant means any Eligible Employee, Consultant or Non-Employee Director to whom an Award has been granted under this Plan; provided, however, that a Non-Employee Director shall be a Participant for purposes of the Plan solely with respect to awards of Stock Options pursuant to Section XI.

2.26 Performance Criteria has the meaning set forth in Appendix A.

2.27 Performance Goal means the objective performance goals established by the Committee in accordance with Section 162(m) of the Code and based on one or more Performance Criteria.

2.28 Person means any individual,  corporation,  partnership,  limited liability
company,  firm,  joint  venture,   association,   joint-stock  company,   trust,
incorporated organization, governmental or regulatory or other entity.

2.29 Plan means this 2002 Hand Brand Distribution, Inc. Stock Incentive Plan, as amended from time to time.

2.30 Restricted Stock means an Award of shares of Common Stock under this Plan that is subject to the restrictions under Section VII.

2.31 Restriction Period has the meaning set forth in Section 7.3 with respect to Restricted Stock.

2.32 Retirement means a Termination of Employment or Termination of Consultancy without Cause by a Participant on or after age 65 or such earlier date after age 50 as may be approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected at or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 50.

2.33 Rule 16b-3 means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

2.34 Section 162(m) of the Code means the exception for performance-based compensation under Section 162(m) of the Code and any Treasury Regulations promulgated thereunder.

2.35 Securities Act means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.36 Stock Option or Option means any option to purchase shares of Common Stock granted to Eligible Employees or Consultants under Section VI or to Non-Employee Directors under Section XI.

2.37 Subsidiary means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.38 Ten Percent Shareholder means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.39 Termination means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as the case may be.

2.40 Termination of Consultancy means (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his consultancy, unless otherwise determined by the Committee, in its sole discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director.

Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.41 Termination of Directorship means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his directorship, the date he ceased to be a director of the Company and becomes an Eligible Employee or Consultant shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.42 Termination of Employment means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or Non-Employee Director upon the termination of his employment, the Committee, in its sole discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.43 Transfer means (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, hypothecate, encumber, or otherwise dispose of (including the issuance of equity in a Person), whether for value or no value and whether voluntarily or involuntarily (including by operation of law. Transferred, Transferable and Transferability shall have a correlative meaning.

                                  SECTION III.

                                 ADMINISTRATION

3.1 Committee. The Plan shall be administered and interpreted by the Committee.

3.2 Grants of Awards. The Committee shall have full authority to grant Stock Options and Restricted Stock to Eligible Employees and Consultants and the Board shall have full authority to grant Stock Options to Non-Employee Directors pursuant to the terms of this Plan. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant. In particular, the Committee (and, the Board, with respect to Non-Employee Directors) shall have the authority:

(a) to select the Eligible Employees and Consultants to whom Awards may from time to time be granted hereunder;

(b) to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees or Consultants;

(c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under

Section 6.3(d) or, with respect to Stock Options granted to Non-Employee Directors, under Section 11.3(d);

(f) to determine whether, to what extent and under what circumstances to provide loans (which shall be on a recourse basis and bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Stock Options or to purchase Awards under this Plan (including shares of Common Stock);

(g) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option or whether an Award is intended to satisfy Section 162(m) of the Code;

(h) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Option or vesting of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award;

(i) to modify, extend or renew an Award, subject to Section X herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; and

(j) to offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made.

3.3 Guidelines. Subject to Section X hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, foreign jurisdictions to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such foreign jurisdictions. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and with regard to Options and certain other Awards, the applicable provisions of
Section 162(m) of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the sole discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6 Designation of Consultants/Liability.

(a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.

(b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

3.7 Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person or any independent contractual right of indemnification, each officer or former officer and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer's, former officer's, member's, or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of
indemnification  the  employees,   officers,  directors  or  members  or  former
officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                   SECTION IV.

                           SHARE AND OTHER LIMITATIONS

4.1 Shares.

(a) General Limitation. The aggregate number of shares of Common Stock, which may be issued or used for reference purposes under this Plan or with respect to which Awards may be granted under this Plan, shall not shall not exceed 600,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2) with respect to Awards. The shares of Common Stock available under this Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If any Stock Option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or the Company repurchases any Stock Option, the number of shares of Common Stock underlying such unexercised or repurchased Stock Option shall again be available for the purposes of Awards under this Plan. If any shares of Restricted Stock awarded under this Plan to a Participant are forfeited, repurchased, terminated or canceled by the Company for any reason the number of forfeited, repurchased, terminated or canceled shares of Restricted Stock shall again be available for the purposes of Awards under this Plan. In addition, in determining the number of shares of Common Stock available for Awards other than Awards of Incentive Stock Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for payment of the exercise price, or for payment of withholding taxes, or if the number shares of Common Stock otherwise deliverable has been reduced for payment of the exercise price or for payment of withholding taxes, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available for purposes of Awards under this Plan.

(b) Individual Participant Limitations.

1. The maximum number of shares of Common Stock subject to any Award of Stock Options or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 7.3 herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 40,000 shares per type of Award (subject to any increase or decrease pursuant to Section 4.2).

2. There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 7.3(a)(ii) hereof.

3. The individual Participant limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

4.2 Changes.

(a) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize 1. any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, 2. any merger or consolidation of the Company or any Affiliate, 3. any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting Common
Stock, the dissolution or liquidation of the Company or any Affiliate, 4. any sale or transfer of all or part of the assets or business of the Company or any Affiliate or any other corporate act or proceeding.

 (b)  Subject  to the  provisions  of Section  4.2(d),  in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company's assets or business, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. Except as provided in this Section 4.2, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company's assets or business or any other change affecting the Company's capital structure or business.

 (c) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

(d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as Acquisition Events), then the Committee may, in its sole discretion, terminate all outstanding Stock Options, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Stock Option), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void. If an Acquisition Event occurs but the Committee does not terminate the outstanding Stock Options pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

4.3 Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   SECTION V.

                                   ELIGIBILITY

5.1 General Eligibility. All Eligible Employees and Consultants and prospective employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options and Restricted Stock. Eligibility for Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion. The vesting and exercise of Awards granted to a prospective employee or Consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

5.2 Incentive Stock Options. All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.3 Non-Employee Directors. Non-Employee Directors are only eligible to receive an Award of Stock Options in accordance with Article XI of the Plan.

                                   SECTION VI.

                                  STOCK OPTIONS

6.1 Stock Options. Each Stock Option granted hereunder shall be one of two types: 1. an Incentive Stock Option intended to satisfy the requirements of
Section 422 of the Code; or 2. a Non-Qualified Stock Option.

6.2 Grants. Subject to the provisions of Section V, the Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. Subject to the provisions of Section 6.3(e) below, to the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option.

6.3 Terms of Stock Options. Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

(a) Exercise Price. The exercise price per share of Common Stock subject to an Incentive Stock Option or a Stock Option intended to be performance-based for purposes of Section 162(m) of the Code shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock. The exercise price per share of Common Stock subject to a Non-Qualified Stock Option shall be determined by the Committee.

(b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Shareholder shall not exceed five years.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

Unless otherwise determined by the Committee at grant, the grant shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity,
(iii) in the event the Participant engages in Detrimental Activity, the Company shall be entitled to receive from the Participant at any time within one year after such exercise, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). If, at any time, the provisions of this paragraph shall be deemed unenforceable under applicable law, the Stock Option shall be immediately canceled, retroactively or prospectively. The foregoing provisions described in (i), (ii) and (iii) shall cease to apply upon a Change in Control.

(d) Method of Exercise. Subject to whatever installment exercise and waiting period and vesting provisions apply under subparagraph (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Committee specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, and the Committee authorizes, through a cashless exercise procedure whereby the Participant delivers irrevocable instructions to a broker approved by the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for a period of at least six months or such other period necessary to avoid a charge, for accounting purposes, against the Company's earnings as reported in the Company's financial statements (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for and the conditions of Section 13.5 are satisfied.

(e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

(f) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Stock Option may not be modified to reduce the exercise price thereof nor may a new Stock Option at a lower exercise price be substituted for a surrendered Stock Option, provided that the foregoing shall not apply to adjustments or substitutions made in accordance with Section 4.2 hereof.

(g) Deferred Delivery of Common Shares. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

(h) Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant's Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Section VII and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(i) Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall deem appropriate including, without limitation, permitting reloads such that the same number of Stock Options are granted as the number of Stock Options exercised, shares used to pay for the exercise price of Stock Options or shares used to pay withholding taxes (Reloads). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the reload and the term of the Stock Option shall be the same as the remaining term of the Stock Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

                                  SECTION VII.

                                RESTRICTED STOCK

7.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Restricted Stock, the Committee may direct (at any time within two years thereafter) that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock which had vested in the period referred to above. The foregoing provision shall cease to apply upon a Change in Control.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals, including established Performance Goals in accordance with Section 162(m) of the Code, or such other factors as the Committee may determine, in its sole discretion.

7.2 Awards and Certificates. An Eligible Employee or Consultant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the applicable Award agreement relating thereto and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b) Acceptance. Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c) Legend. Each Participant receiving shares of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of Hand Brand Distribution, Inc. (the Company) Stock Incentive Plan (the Plan) and an Agreement entered into between the registered owner and the Company dated ____________. Copies of such Plan and Agreement are on file at the principal office of the Company.

(d) Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition to the grant of such Award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

7.3 Restrictions and Conditions on Restricted Stock Awards. Shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article VIII and the following restrictions and conditions:

(a) Restriction Period;

(i) Vesting and Acceleration of Vesting. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the Restriction Period) commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 7.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

(ii) Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Appendix A hereto.

(b) Rights as Shareholder. Except as provided in this subparagraph (b) and subparagraph (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of

Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law or other limitations imposed by the Committee.

                                  SECTION VIII.

                     NON-TRANSFERABILITY AND TERMINATION OF
                       EMPLOYMENT/CONSULTANCY/DIRECTORSHIP

8.1 Non-Transferability. Except as otherwise specifically provided herein, no Stock Option or Common Stock acquired pursuant to the exercise of a Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Except as otherwise specifically provided herein, shares of Restricted Stock under Section VII or Common Stock issued on account of such shares of Restricted Stock may not be Transferred prior to the date on which such shares are issued, or if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award except as otherwise specifically provided herein, shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option (other than a Non-Qualified Stock Option granted to a Non-Employee Director) that is otherwise not Transferable pursuant to this Section 8.1 is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the Stock Option agreement.

8.2 Termination of Employment and Termination of Consultancy. The following rules apply with regard to the Termination of a Participant. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

(a) Rules Applicable to Stock Options. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

(1) Termination by Reason of Death, Disability or Retirement. If a Participant's Termination is by reason of death, Disability or Retirement, all Stock Options held by such Participant may be exercised, to the extent exercisable at the time of the Participant's Termination, by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options; provided, however, that, in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

(2) Involuntary Termination Without Cause. If a Participant's Termination is by involuntary termination without Cause, all Stock Options held by such Participant may be exercised, to the extent exercisable at the time of a Participant's Termination, by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(3) Voluntary Termination. If a Participant's Termination is voluntary (other than a voluntary termination described in Section 8.2(a)(iv)(B) below) all Stock

Options held by such Participant may be exercised, to the extent exercisable at the time of a Participant's Termination, by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options.

(4) Termination  for Cause.  If a Participant's  Termination (A) is for Cause or
(B) is a voluntary termination (as provided in subsection (iii) above) within 90 days after an event which would be grounds for a Termination for Cause, all Stock Options, even if vested, held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(5) Unvested Stock Options. Stock Options that are not vested as of the date of a Participant's Termination for any reason shall terminate and expire as of the date of such Termination.

(b) Rules Applicable to Restricted Stock. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                                   SECTION IX.

                          CHANGE IN CONTROL PROVISIONS

9.1 Benefits. In the event of a Change in Control of the Company, except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:

(a) Except to the extent provided in the applicable Award agreement, the Participant's employment agreement with the Company or an Affiliate, as approved by the Committee, or other written agreement approved by the Committee (as such agreement may be amended from time to time), (i) Awards granted and not previously exercisable shall become exercisable upon a Change in Control and
(ii) restrictions to which any shares of Restricted Stock granted prior to the Change in Control are subject shall lapse upon a Change in Control.

(b) In the event Section 4.2(d) of the Plan becomes applicable, the Committee, in its sole discretion, may provide for the purchase of any Stock Option by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this
Section 9.1, Change in Control Price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the 60 day period preceding a Change in Control.

(c) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time a Stock Option is granted hereunder or thereafter, a Participant's Stock Options granted and not previously exercisable shall become fully exercisable and vested upon a Change in Control if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Stock Options shall not be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted stock option hereinafter called an Alternative Option), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control. A Stock Option shall not be Alternative Option unless the Committee determines, in good faith, that it meets the following criteria:

(1) the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within 30 days of the Change in Control;

(2) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Stock Option, including, but not limited to, an identical or better exercise schedule; and

(3) the Alternative Option must have economic value substantially equivalent to the value of such Stock Option (determined at the time of the Change in Control).

For purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulations. 1.425-1 (and any amendments thereto).

(d) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award or accelerated lapsing of restrictions on shares of Restricted Stock at any time.

(e) If the Company and the other party to a transaction constituting a Change in Control agree that such transaction shall be treated as a pooling of interests for financial reporting purposes, and if the transaction is in fact so treated, then the acceleration of exercisability, vesting or lapse of the applicable Restriction Period shall not occur to the extent that the Company's independent public accountants determine in good faith that such acceleration would preclude pooling of interests accounting.

9.2 Change in Control. A Change in Control shall be deemed to have occurred:

(a) upon any person as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; provided, however, that if any person becomes the beneficial owner of such securities but does not become entitled to the voting power of such securities, such person's acquisition of such securities shall not constitute a Change in Control of the Company;

(b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than 50% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

(d) upon the shareholders of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

                                   SECTION X.

                        TERMINATION OR AMENDMENT OF PLAN

Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in
Section XIII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the shareholders of the Company in accordance with the laws of the State of Florida, solely to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m), or, solely to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees, Consultants or Non-Employee Directors eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option; (v) extend the maximum Stock Option period under Section 6.3; or (vi) materially alter the Performance Criteria for the Award of Restricted Stock as set forth in Appendix
A. In no event may this Plan be amended without the approval of the shareholders of the Company in accordance with the applicable laws of the State of Florida to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Stock Option, or to make any other amendment that would require shareholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                   SECTION XI.

                  STOCK OPTION GRANT FOR NON-EMPLOYEE DIRECTORS

11.1 Stock Options. The terms of this Article XI shall apply only to Stock Options granted to Non-Employee Directors.

11.2 Grants for Non-Employee Directors. Without further action by the Board or the shareholders of the Company, each Non-Employee Director shall, subject to the terms of the Plan, be granted Stock Options to purchase 50,000 shares of Common Stock as of the later of (i) the date the Non-Employee Director begins service as a Non-Employee Director or (ii) the Effective Date.

11.3 Terms of Stock Options. Stock Options granted under this Section XI shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

(a) Exercise Price. The exercise price per share of Common Stock shall be determined by the Board but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant.

(b) Stock Option Term. The term of each Stock Option granted under this Article XI shall be 10 years.

(c) Exercisability. Stock Options granted under this Section XI shall be 50% vested and exercisable on the date such Stock Option is granted and 50% vested and exercisable on the first anniversary of the date of grant (the Vesting
Date).

(d) Method of Exercise. Subject to whatever installment exercise and waiting period and vesting provisions apply under subparagraph (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Board specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National

Association of Securities Dealers, and the Board authorizes, through a cashless exercise procedure whereby the Non-Employee Director delivers irrevocable instructions to a broker approved by the Board to deliver promptly to the Company an amount equal to the exercise price; or (iii) on such other terms and conditions as may be acceptable to the Board (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for a period of at least six months or such other period necessary to avoid a charge, for accounting purposes, against the Company's earnings as reported in the Company's financial statements (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Board). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, a Stock Option shall be evidenced by such form of agreement or grant as is approved by the Board, and the Board may modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Non-Employee Director are not reduced without his or her consent).

11.4 Termination of Directorship. The following rules apply with regard to Options upon a Termination of Directorship:

(a) Termination of Directorship. Except as otherwise provided herein, upon the Termination of Directorship for any reason, all outstanding Stock Options then exercisable and not exercised by the Non-Employee Director prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, by the Non-Employee Director, or, in the case of death, by the Non-Employee Director's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, for a three (3) year period commencing on the date of the Termination of Directorship, provided that such three (3) year period shall not extend beyond the stated term of such Stock Options.

(b) Cancellation of Stock Options. Except as otherwise provided herein, no Stock Options that were not exercisable during the period such person serves as a Director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Stock Options shall terminate and become null and void upon a Termination of Directorship.

11.5 Acceleration of Exercisability.

(a) Death or Disability. All Stock Options granted to Non-Employee Directors under this Article XI and not previously exercisable shall become fully exercisable immediately upon a Termination of Directorship due to a Non-Employee Director's death or Disability.

(b) Change in Control. All Stock Options granted to Non-Employee Directors under this Article XI and not previously exercisable shall become fully exercisable immediately upon a Change in Control.

11.6 Changes. The Awards to a Non-Employee Director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 11.6, but shall not be subject to Section 4.2(d) of the Plan.

11.7 Amendment. The provisions of this Article XI shall not be amended more than once in any six month period, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or other applicable federal or state law.

                                  SECTION XII.

                                  UNFUNDED PLAN

This Plan is intended to constitute an unfunded plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

                                  SECTION XIII.

                               GENERAL PROVISIONS

13.1 Legend. The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law related representations as the Committee shall request. In addition to any legend required by this Plan, the certificates for such shares may include any legend, which the Committee deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Each certificate for shares of Common Stock delivered under this Plan shall include a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE STATE ACTS), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTION AFFORDED BY RULE 144). UNLESS WAIVED BY THE ISSUER, THE ISSUER SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AS A PRECONDITION TO ANY SUCH TRANSFER

13.2 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. In the event of any conflict between the provisions of this Plan and any agreement (including any Stock Option agreement) approved by the Board or the Committee, between the Company and any Eligible Employee, Consultant or Non-Employee Director, the provisions of such agreement shall govern.

13.3 No Right to Employment/Consultancy/Directorship. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee, Consultant or Non- Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non- Employee Director is retained to terminate his or her employment or consultancy at any time.

13.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company.

Any statutorily required withholding obligation with regard to any Eligible Employee may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

13.5 Listing and Other Conditions.

(a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful and will not result in the imposition of excise taxes on the Company.

(1) Upon termination of any period of suspension under this Section 13.5, an Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

(2) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

13.6 Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Florida (regardless of the law that might otherwise govern under applicable Florida principles of conflict of laws).

13.7 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, this Plan shall be limited, construed and interpreted in a manner so as to comply with the applicable requirements of Rule 16b-3; however, noncompliance with Rule 16b-3 shall have no impact on the effectiveness of an Award under this Plan.

13.8 Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

13.9 Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

13.10 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

13.11 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the Transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

13.12 Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

13.13 Successors and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

13.14 Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

13.15 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

13.16 Payment to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

                                  SECTION XIV.

                             EFFECTIVE DATE OF PLAN

The Plan shall become effective upon adoption by the Board, subject to the approval of this Plan by the shareholders of the Company in accordance with the requirements of the laws of the State of Florida, or such later date as provided in the adopting resolution.

                                   SECTION XV.

                                  TERM OF PLAN

No Award shall be granted pursuant to this Plan on or after the tenth anniversary of the earlier of the date this Plan is adopted or the date of shareholder approval, but Awards granted prior to such tenth anniversary may, and the Committee's authority to administer the terms of such Stock Options shall, extend beyond that date.

                                   APPENDIX A

                              PERFORMANCE CRITERIA

Performance Goals established for purposes of conditioning the grant of an Award of Restricted Stock based on performance or the vesting of performance-based Awards of Restricted Stock, Performance Units and/or Performance Shares shall be based on one or more of the following performance criteria (Performance Criteria): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, funds from operation of real estate investments or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital;
(vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on shareholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company's common stock; (x) the growth in the value of an investment in the Company's common stock assuming the reinvestment of dividends; and (xi) reducing costs of the Company, as evidenced by meeting or reducing budgeted expenses established by the Company. For purposes of item (i) above, extraordinary items shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Code Section 162(m), but only to the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for shareholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

                                                                     EXHIBIT "F"

                          HAND BRAND DISTRIBUTION, INC.
                            900 BROADWAY, SUITE 1002
                            NEW YORK, NEW YORK 10003


                                  May 23, 2002


John H. Taggart
10418 N.E. 2nd Avenue
Miami Shores, Florida  33138

         Re:      Stock Purchase Agreement

Dear Mr. Taggart:

         The purpose of this letter is to clarify and amend certain provisions of the Stock Purchase Agreement dated as of January 23, 2002, as amended, between our company (the "Company"), you and the Family Health News, Inc. (the "Buyer") (the "Agreement"). Pursuant to the Agreement you will acquire all of the Company's shares of the Sub. All other assets will remain with the Company. Defined terms used in this letter and not otherwise defined herein will have the same meanings as ascribed to them in the Agreement. The parties acknowledge that the references to "Sub" in the Agreement and this letter shall mean The Family Health News, Inc. (rather than The Family News, Inc.), a Florida corporation.

         As you know, the Company intends to obtain shareholder approval of the transactions contemplated by the Agreement at a special meeting to be held on or about June 25, 2002. The Closing of the Agreement will take place on such date or soon thereafter in accordance with the provisions of Section 1.4 of the Agreement. You confirm that you will be responsible for any and all liabilities of the Sub and the Business, whether direct or indirect, absolute, accrued, contingent or otherwise, and whether due or to become due, of any nature. In addition, you confirm that you will be responsible and will assume all liabilities and obligations of the Company (whether director and direct, absolute, accrued, contingent or otherwise, and whether due or to become due, of any nature) relating in whole or in part to the period prior to and including the Closing, other than (i) the Company's obligations as payor under those certain convertible notes dated in January and February, 2002, in the aggregate principal amount of $100,000 and (ii) liabilities of the Company's Colorado subsidiary, GeneThera, Inc. Upon the Closing of the Agreement, the Company will either pay the Buyer the sum of $50,000 or make payment directly to creditors of the Company.

         You acknowledge that the indemnification provisions of Section 5 of the Agreement shall also extend to any breach or failure to observe or perform any of your covenants, undertakings or agreements in this letter. The Agreement shall continue in full force and effect without modification except as provided in this letter agreement.

         You also acknowledge that you resigned as an officer and director of the Company on February 25, 2002.

         Please acknowledge your agreement with the foregoing by signing in the space provided below and returning a signed copy to the undersigned.

                                            Sincerely,

                                            HAND BRAND DISTRIBUTION, INC.


                                            By:
                                                 -------------------------------
                                            Its:
                                                 -------------------------------


Acknowledged and Agreed this _____ day of May, 2002.



--------------------------------------------
John Taggart


Family Health News, Inc.


By:
   -----------------------------------------
         John Taggart
Its:
     ---------------------------------------

                                                                  EXECUTION COPY



                         STOCK PURCHASE AGREEMENT AMONG
                          HAND BRAND DISTRIBUTION, INC.
                                 JOHN H. TAGGART
                                       AND
                            FAMILY HEALTH NEWS, INC.

                                                                  EXECUTION COPY


                            STOCK PURCHASE AGREEMENT


This Stock Purchase Agreement (this "Agreement"), dated as of the 23rd day of January, 2002, among HAND BRAND DISTRIBUTION INC., a Florida corporation ("HBDB"), John H. Taggart ("Taggart") and FAMILY NEWS INC. ("Buyer").

                                    RECITALS:

A. HBDB wishes to sell, and Buyer wishes to purchase all of the outstanding common stock (the "Sub Shares") of THE FAMILY NEWS, INC., a Florida corporation (the "Sub"), a wholly owned subsidiary of HBDB, which publishes the Family News and distributes nutritional and lifestyle products ("Business"), on the terms and conditions set forth in this Agreement.

B. Taggart is the President and Chief Executive Officer of HBDB, and Sub and as the inducement to HBDB to enter into this Agreement, Taggart is a party hereto.

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is acknowledged, it is hereby agreed as follows:

1.       PURCHASE AND SALE OF SUB SHARES

1.1 Sale of Sub Shares. In reliance on the representations, warranties and undertakings of the other parties hereto, HBDB shall sell and transfer to Buyer on the Closing Date, and Buyer shall purchase from HBDB, the Sub Shares.

1.2 Shareholder Approval. The transactions contemplated hereunder are subject to shareholder approval that HBDB will use its best efforts to obtain; provided that the transfer shall be unwound to the extent that shareholder approval is not obtained. If the transaction is unwound because the requisite shareholder approval has not been obtained, HBDB shall have no liability or obligations to any of the other parties hereto.

1.3 Purchase Price. In consideration for sale of the Sub Shares, Buyer shall assume all outstanding liabilities and obligations of HBDB (other than debentures set forth in Section 2.2) the Sub and the Business, whether direct or indirect, absolute, accrued, contingent, or otherwise, and whether due or to become due of any nature.

1.4 Closing. Subject to the conditions set forth below, the purchase and sale of the Sub Shares shall take place at the offices of Proskauer Rose LLP, 2255 Glades Road, Suite 340W, Boca Raton, Florida 33431, at 10:00AM, Eastern time on the business day of the date of approval of the shareholders of HBDB of the transaction contemplated herein or at such other time and place as the parties mutually agree upon in writing (which time and place are designated as the "Closing" and the "Closing Date"). At the Closing, HBDB shall deliver to Buyer, a stock certificate for the Sub Shares with stock powers executed by HBDB

2. REPRESENTATIONS AND WARRANTIES OF BUYER AND TAGGART. Buyer and Taggart jointly and severally represent and warrant to HBDB as follows:

2.1 Due Diligence and Review. The Buyer and Taggart have each had access to review the business operations and financial condition of the Sub and the liabilities and obligations referred to in Section 1.3. The Buyer and Taggart have had the opportunity to consult with independent counsel and such professional advisors as each may deem necessary or appropriate.

2.2 Business "As Is". The Buyer and Taggart each take the Sub Shares and the underlying Business, including, without limitation, all assets of the Sub and liabilities of HDGB and the Sub now known or known in the future, in their actual condition "AS IS, WHERE IS." The previous sentence notwithstanding, the Buyer and Taggart understand and agree that the convertible notes with HBDB as payee in the principal amount of approximately $83,000 shall be excluded from the liabilities of the Sub ("Excluded Liabilities").

2.3      Security Matters

         (a) The Sub Shares are received by Buyer for investment purposes for his own account, and not with the view to, or for resale in connection with, any distribution thereof. Buyer understands that the Sub Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of various states, by reason of a specified exemption from the registration provisions thereunder.

         (b) Buyer acknowledges that the Sub Shares must be held indefinitely unless they are subsequently registered under the Securities Act and under applicable state securities laws or an exemption from such registration is available. The Buyer and Taggart is a sophisticated investor with knowledge and experience in business and financial matters and is able to bear the economic risk and lack of liquidity inherent in owning the Sub Shares.

         (c) Buyer is aware that no federal or state or other agency has passed upon or made any finding or determination concerning the fairness of the transactions contemplated by this Agreement or the adequacy of the disclosure of the exhibits and schedules hereto.

         (d) Buyer understands and acknowledges that neither the Internal Revenue Service nor any other tax authority has been asked to rule on nor has it ruled on the tax consequences of the transactions contemplated hereby.

         (e) Buyer represents and covenants that he is an "Accredited Investor" as the term is defined in Rule 501(a) of Regulation D under the Securities Act.

         (f) Buyer and Taggart each understands that all certificates for Sub Shares shall bear a legend in substantially the following form:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION OR THE DELIVERY TO THE ISSUER OF AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, THAT SUCH DISPOSITION WILL NOT REQUIRE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS."

3.       COVENANTS OF TAGGART AND THE BUYER.

         3.1 Taggart and the Buyer, joint and severally assume and are solely responsible for each and every liability of the HDGB , Sub and the Business, whether direct or indirect, absolute, accrued, contingent, or otherwise, and whether due or to become due of any nature, other than with respect to Excluded Liabilities, which shall remain the property of HBDB.

4. CONDITIONS TO CLOSING.The obligations of the parties contemplated by this Agreement are subject to fulfillment prior to or at the Closing, of each of the following conditions:

         4.1 Stock Certificates. At the Closing, HBDB shall have tendered to Buyer a certificate representing the Sub Shares, together with a stock power, in accordance with Section 1 hereof. The certificate delivered by HBDB shall be in form and substance satisfactory to Buyer.

         4.2 Sub's Books and Records. Buyer has made copies of such portions of books and records of the Sub as it deemed necessary; provided that the original books and records of the Sub shall remain with HBDB.

5.       INDEMNIFICATION.

         5.1 Indemnification of HBDB. From and after the Closing, Buyer and Taggart jointly and severally agree to indemnify, defend and save Seller, and each of its officers, directors, employees, agents, affiliates and subsidiaries (each, a "Seller Indemnified Party"), harmless from and against, and to promptly pay to a Seller Indemnified Party or reimburse a Seller Indemnified Party for, any and all liabilities, losses, costs, expenses, interest and fines (including reasonable fees and expenses of attorneys, accountants and other experts incurred by any Seller Indemnified Party in any action or proceeding between such indemnified party and the indemnitor or between any indemnified party and any third party or otherwise) ("Loss") sustained or incurred by any Seller Indemnified Party relating to, resulting from, arising out of or otherwise by virtue of any breach of a representation or warranty made herein by HBDB, Sub or Taggart , a breach or failure to observe or perform any of the covenants, undertakings or agreements made by Buyer and Taggart contained in this Agreement.

         5.2 Remedy for Damages. The indemnification obligations of the parties set forth in this Section 6 shall not constitute the sole and exclusive remedies of the parties for the recovery of money damages with respect to any and all matters arising out of this Agreement. Notwithstanding the foregoing, the terms of this Section shall not be construed as limiting in any way whatsoever any remedy to which any party may be entitled other than the recovery of money damages, including, but not limited to, equitable remedies, specific performance, injunctive relief and rescission.

6.       MISCELLANEOUS.

         6.1 Survival. All representations, warranties, covenants and agreements contained in or made pursuant to this Agreement or contained in any certificate delivered pursuant to this Agreement, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any party hereto, and shall survive the transfer of the Sub Shares and the consummation of the transactions contemplated herein

         6.2 Assignment. This Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Buyer and Taggart may not assign their rights or obligations hereunder. Nothing herein shall relieve an assigning party of its obligations under this Agreement.

         6.3 Amendment; Waiver. Any term, covenant, agreement or condition of this Agreement may be amended, and compliance therewith may be waived (either generally or in a particular circumstance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by HBDB, Taggart and Buyer. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each of HBDB, Taggart and Buyer.

         6.4 Governing Law This agreement shall be governed by and construed and enforced in accordance with, the laws of the
                  State of Florida, without regard to conflicts of law principles. Any disputes with respect to the interpretation of this Agreement or the rights and obligations of the parties hereto shall be exclusively brought in the U.S. District Court for the Southern District of Florida or if such court lacks subject matter jurisdiction, in the court of general jurisdiction in Miami, Florida Each of the parties waives any right to object to the jurisdiction or venue of either of such Courts or to claim that such Courts are an inconvenient forum.

         6.5 Amendment; Waiver. Any term, covenant, agreement or condition of this Agreement may be amended, and compliance therewith may be waived (either generally or in a particular circumstance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the parties hereto. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the parties hereto.

         6.6 Notices. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given (x) on the date of delivery, if delivered personally or by telecopier, receipt confirmed, (y) on the second following business day, if delivered by a recognized overnight courier service, or (z) seven days after mailing, if sent by registered or certified mail, return receipt requested, postage prepaid, in each case, to the party to whom it is directed at the following address (or at such other address as any party hereto shall hereafter specify by notice in writing to the other parties hereto):

                  (i)      If to HBDB, to it at the following address:

                                    HBDB Corporation
                                    9845 N.E. 2nd Avenue
                                    Miami Shores, FL  33138
                                    Facsimile:  (305)
                                    Attention:  President

                           with a copy to:

                                    Proskauer Rose LLP
                                    2255 Glades Road, Suite 340W
                                    Boca Raton, Florida 33431
                                    Attention: David W. Sloan
                                    Facsimile: (561)  241-7145

                  (ii) If to Buyer or Taggart, to either of them at the following addresses:

                  (iii)    with a copy to:

         6.7 Integration. Exhibits. This Agreement and the documents referred to herein or delivered pursuant hereto or pursuant to such documents, including all exhibits and schedules, contain the entire understanding of the parties with respect to their subject matter and supersede all prior agreements and understandings between the parties with respect to their subject matter.

         6.8 Severability. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         6.9 Descriptive Headings. The section and other headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

         6.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

HAND BRAND DISTRIBUTION, INC.

By:  ________________________________
Name_________________________________
Its:  _______________________________

FAMILY HEALTH NEWS, INC.

By:  ________________________________
Name_________________________________
Title:_______________________________

-------------------------------------
John H. Taggart

                                                                     Exhibit G-1

                     PRIVATE EQUITY LINE OF CREDIT AGREEMENT


                                     BETWEEN


                          PRIMA CAPITAL GROWTH FUND LLC


                                       AND


                          HAND BRAND DISTRIBUTION, INC.




                          DATED AS OF JANUARY 16, 2002




                                       G-1-1

     This PRIVATE EQUITY LINE OF CREDIT AGREEMENT is entered into as of the 16th day of January, 2002 (this "Agreement"), by and between Prima Capital Growth Fund LLC, a New York limited liability corporation ("Investor"), and Hand Brand Distribution, Inc., a corporation organized and existing under the laws of the State of Florida (the "Company").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase up to $30,000,000 of the Common Stock (as defined below).

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

     Section 1.1 "Average Daily Price" shall be the price based on the VWAP.

     Section 1.2 "Bid Price" shall mean the closing bid price (as reported by Bloomberg, L.P.) of the Common Stock on the Principal Market.

     Section 1.3 "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

     Section 1.4 "Closing" shall mean one of the closings of a purchase and sale of the Common Stock pursuant to Section 2.1.

     Section 1.5 "Closing Date" shall mean, with respect to a Closing the twelfth (12th) Trading Day following the Optional Purchase Date related to such Closing with respect to the first ten Trading Days of the Valuation Period, and the first Trading Day following the Valuation Period with respect to the final ten Trading Days of the Valuation Period, provided all conditions to such Closing have been satisfied on or before such Trading Days. There shall be two Closing Dates for each Optional Purchase Notice.

     Section 1.6 "Commitment Amount" shall mean the $30,000,000 up to which the Investor has agreed to provide to the Company in order to purchase Put Shares pursuant to the terms and conditions of this Agreement.

     Section 1.7 "Commitment Period" shall mean the period commencing on the earlier to occur of (i) the Effective Date or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price of $30,000,000, (y) the date this Agreement is terminated pursuant to Section 2.5, or (z) the date occurring thirty-six (36) months from the date of commencement of the Commitment Period.

     Section 1.8 "Common Stock" shall mean the Company's common stock, $.002 par value per share.

     Section 1.9 "Common Stock Equivalents" shall mean any securities that are convertible into or exchangeable for Common Stock or any warrants, options or other rights to subscribe for or purchase Common Stock or any such convertible or exchangeable securities.


                                       G-1-2

     Section 1.10 "Condition Satisfaction Date"- See Section 7.2.

     Section 1.11 "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of expert witnesses and investigation).

     Section  1.12  "Effective  Date" shall mean the date on which the SEC first
declares   effective  a  Registration   Statement   registering  resale  of  the
Registrable Securities as set forth in Section 7.2(a).

     Section 1.13 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder.

     Section 1.14 "Finder" - See Section 13.4.

     Section 1.15 "Finder's Fee" - See Section 13.4.

     Section 1.16 "Floor Price" shall mean the lowest price per share at which the Company will issue Put Shares, as may be determined from time to time by the Company and designated in an Optional Purchase Notice.

     Section 1.17 "Investment Amount" shall mean the dollar amount (within the range specified in Section 2.2) to be invested by the Investor to purchase Put Shares with respect to any Optional Purchase Notice as notified by the Company to the Investor in accordance with Section 2.2 hereof.

     Section 1.18 "Legend" - See Section 9.1.

     Section 1.19 "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under any of (a) this Agreement and (b) the Registration Rights Agreement in any material respect.

     Section 1.20 "Maximum Put Amount" shall mean the least of (i) fifteen percent (15%) of the Average Daily Prices for each of the twenty Trading Days immediately preceding the Optional Purchase Date multiplied by the reported daily trading volume of the Common Stock on the Principal Market for the twenty Trading Days immediately preceding the Optional Purchase Date, (ii) the maximum amount of Common Stock that may be issued without the approval of the Company's Shareholders according to the rules and regulations of the Principal Market, or
(iii) the amount specified in Section 7.2(j).

     Section 1.21 "Minimum Put Amount" shall mean $100,000 to the Investor for each Optional Purchase Notice.

     Section 1.22 "NASD" shall mean the National Association of Securities Dealers, Inc.

     Section 1.23 "Optional Purchase Date" shall mean the Trading Day during the Commitment Period that an Optional Purchase Notice to sell Common Stock to the Investor is deemed delivered pursuant to Section 2.2(b) hereof.

                                       G-1-3

     Section 1.24 "Optional Purchase Notice" shall mean a written notice to the Investor setting forth the Investment Amount that the Company intends to sell to the Investor.

     Section 1.25 "Outstanding" when used with reference to Common Shares or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

     Section  1.26  "Person"  shall  mean  an  individual,   a  corporation,   a
partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Section 1.27 "Principal Market" shall mean the Nasdaq National Market, the Nasdaq Small-Cap Market, the OTC Bulletin Board, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock. As of the date of this Agreement, the OTC Bulletin Board Market is the Principal Market.

     Section 1.28 INTENTIONALLY LEFT BLANK.

     Section 1.29 "Purchase Price" as used in this Agreement shall mean the following: For each Trading Day during a Valuation Period (or such other date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement) the Purchase Price shall be 87.5% of the VWAP.

     Section 1.30 "Put" shall mean each occasion the Company elects to exercise its right to tender an Optional Purchase Notice requiring the Investor to purchase a discretionary amount as determined by the Company of the Company's Common Stock, subject to the terms of this Agreement, which tender must be given to the Investor.

     Section 1.31 "Put Shares" shall mean all shares of Common Stock issued or issuable pursuant to a Put that has occurred or may occur in accordance with the terms and conditions of this Agreement.

     Section 1.32 "Registrable Securities" shall mean the Put Shares and Warrant Shares until the Registration Statement has been declared effective by the SEC and all Put Shares and Warrant Shares have been disposed of pursuant to the Registration Statement.

     Section 1.33 "Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor as of the Subscription Date.

     Section 1.34 "Registration Statement" shall mean a registration statement on Form S-1 or Form SB-2 (if use of such forms are then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

     Section 1.35 "Regulation D" shall mean Regulation D of the Securities Act.

                                       G-1-4

     Section 1.36 "SEC" shall mean the Securities and Exchange Commission.

     Section 1.37 "Section 4(2)" shall mean Section 4(2) of the Securities Act.

     Section 1.38 "Securities Act" shall mean the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder.

     Section 1.39 "SEC Documents" shall mean the Company's latest Form 10-KSB as of the time in question, all Forms 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

     Section 1.40 "Subscription Date" shall mean the date on which this Agreement is executed and delivered by the parties hereto.

     Section 1.41 "Trading  Cushion"  shall mean, at any time, the mandatory ten
(10) Trading Days after the most recent Closing Date.

     Section 1.42 "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.

     Section 1.43 "Valuation Event" shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions:

               (a) subdivides or combines its Common Stock;

               (b) pays a dividend in its Capital Stock or makes any other distribution of its Capital Shares;

               (c) issues any additional Capital Shares ("Additional Capital Shares"), otherwise than as provided in the foregoing Subsections (a) and (b) above, at a price per share less, or for other consideration lower, than the Bid Price in effect on the Trading Day immediately prior to such issuance, or without consideration;

               (d) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance;

               (e) issues any securities convertible into or exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance;

               (f) makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (e); or

                                       G-1-5

               (g) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Subsections (a) through (f) hereof, inclusive, which in the opinion of the Company's Board of Directors, determined in good faith, would have a materially adverse effect upon the rights of the Investor at the time of a Put or Closing Date.

Upon each occurrence of any one or more of the foregoing Valuation Events, the Purchase Price and number of Put Shares to be issued shall be adjusted to offset the dilutive effect of such one or more Valuation Events.

     Section 1.44 "Valuation Period" shall mean the period of twenty (20) Trading Days during which the Purchase Price of the Common Stock is determined, which period shall be with respect to the Purchase Prices on any Optional Purchase Date, the twenty (20) Trading Days following the day on which an Optional Purchase Notice is deemed to be delivered.

     Section 1.45 "VWAP" shall mean the daily volume weighted average price of the Common Stock on the Principal Market as reported by Bloomberg, L.P. using the AQR function.

     Section 1.46 "Warrant" shall mean the common stock purchase warrants of the Company described in Section 13.1, a form of which is annexed hereto as Exhibit
E. Each Warrant shall evidence the right of the holder to purchase one Warrant Share.

     Section 1.47 "Warrant Recipient" - See Section 13.1.

     Section 1.48 "Warrant Shares" shall mean the Common Stock issuable upon exercise of a Warrant.

                                   ARTICLE II

                        PURCHASE AND SALE OF COMMON STOCK

     Section 2.1 Puts. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article III hereof), on any Optional Purchase Date the Company may exercise a Put by the delivery of an Optional Purchase Notice. Optional Purchase Notices must be delivered to the Investor for such Investment Amount. The number of Put Shares that the Investor shall receive pursuant to such Put shall be determined by dividing the relevant portions of the Investment Amount specified in the Optional Purchase Notice by the corresponding Purchase Prices for each Trading Day during the Valuation Period.

     Section 2.2  Mechanics.

               (a) Optional Purchase Notice. At any time during the Commitment Period, the Company may deliver an Optional Purchase Notice to the Investor, subject to the conditions set forth in Section 7.2; provided, however, the aggregate Investment Amount for each Put for the Investor, as designated by the Company in the applicable Optional Purchase Notices shall be neither less than the Minimum Put Amount to the Investor nor more than the Maximum Put Amount. The Optional Purchase Notice shall state the commencement date of the Valuation Period which may not be prior to the delivery of the Optional Purchase Notice. The Optional Purchase Notice must also state (i) the maximum amount of Common Stock that may be issued pursuant to Section 1.20, (ii) support for the calculation thereof,

                                       G-1-6


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(iii) the amount of Common Stock  outstanding on the Optional Purchase Date, and
(iv) the number of shares of Common Stock available for resale by the Investor pursuant to the Registration Statement.

               (b) Date of Delivery of Optional Purchase Notice. An Optional Purchase Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon New York time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon New York time on a Trading Day or at any time on a day which is not a Trading Day. No Optional Purchase Notice may be deemed delivered on a day that is not a Trading Day.

               (c) Determination of Put Shares Issuable. The Purchase Price shall be based on the Average Daily Price on each separate Trading Day during the Valuation Period. The number of Put Shares to be purchased by the Investor shall be determined on a daily basis during each Valuation Period and settled on each Closing Date. Five percent (5%) of the Investment Amount will be allocated to each Trading Day during the Valuation Period. The portion of Investment Amount for which Put Shares may be issued for each Trading Day during the Valuation Period will equal five percent (5%) of the Investment Amount.

               (d) Maximum Optional Purchase Notices/Amount. The Company has no obligation to make any puts under the agreement but if they choose to do so then there shall be a maximum of thirty-six (36) Optional Purchase Notices given during the term of this Agreement. Subject to the terms and conditions of this Agreement, the Company shall have the right to issue each Optional Purchase Notice for an Investment Amount up to the Maximum Put Amount. The Company may not issue an Optional Purchase Notice in connection with any amount of shares which would exceed the amount permitted to be issued without approval of the Company's shareholders, if such approval is required pursuant to the rules of the Principal Market.

               (e) Trading Halt Limitations and Blackouts. The Investor is not required to purchase Put Shares for any Trading Day during which trading of the Common Stock is suspended or halted for three or more hours or for any day during which any of the events described in Section 6.8 has occurred or is continuing. In such case, five percent (5%) of the Investment Amount shall be withdrawn from the Investment Amount for each such Trading Day.

               (f) Floor Price. On each such date during the Valuation Period that the Purchase Price of the Common Stock is less than the Floor Price ("Low Price Day"), (i) the Investment Amount specified in the applicable Put Notice shall be reduced by one-twentieth (1/20th), and (ii) the Company shall not sell and the Investor shall not purchase Put Shares equal to such reduction in the Investment Amount for such Low Price Day and the Valuation Period shall be extended for each such Low Price Day as if such Low Price Day were not in the Valuation Period. However, the Valuation Period may not be extended more than six Trading Days corresponding to six Low Price Days, in relation to each Optional Purchase Notice.

     Section 2.3 Closings. On each Closing Date for a Put the Company shall deliver to the Investor or to escrow one or more certificates, at the Investor's option, representing the Put Shares to be purchased by the Investor pursuant to
Section 2.1 herein, after the Optional Purchase Date and on or prior to such Closing Date, registered in the name of the Investor or, at the Investor's option, deposit such certificate(s) into such account or accounts belonging to the Investor designated by the Investor. If the Company is qualified to do so, delivery of Put Shares shall, at the Investor's election, be made by electronic transfer. The Investor shall deliver to escrow the Investment Amount specified in the Optional Purchase Notice by wire transfer of immediately available funds to an account designated by the Company on or before the Closing Date. In addition, on or prior to the Closing Date, each of the

                                       G-1-7

Company and the Investor shall deliver all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the certificates to the Investor shall occur out of escrow in accordance with the escrow agreement referred to in Section 7.2(p) following (x) the Company's deposit into escrow of the certificates representing the Put Shares and (y) the Investor's deposit into escrow of the Investment Amount; provided, however, that to the extent the Company has not paid the fees, expenses and disbursements of the Investor's counsel in accordance with Section 13.1, the amount of such fees, expenses and disbursements shall be paid in immediately available funds drawn out of the deposited funds, at the direction of the Investor, to Investor's counsel with no reduction in the number of Put Shares issuable to the Investor on such Closing Date.

     Section 2.4 Liquidated Damages. In the event the Company issues an Optional Purchase Notice but fails or refuses to deliver Put Shares on a Closing Date, the Company will pay the Investor, as liquidated damages for such failure to deliver, and not as a penalty, five percent (5%) of the applicable Investment Amount for each seven (7) day period, or part thereof following such failure, in cash, until such Put Shares have been delivered. The Escrow Agent shall be directed to pay such liquidated damages to the Investor out of the Investment Amount delivered by the Investor to the Escrow Agent.

     Section 2.5 Termination of Investment Obligation. The obligation of an Investor to purchase shares of Common Stock, unless waived by an Investor, shall terminate permanently (including with respect to a Closing Date that has not yet occurred) in the event that (i) there shall occur any stop trade order by the SEC or Principal Market or suspension by the SEC of the effectiveness of the Registration Statement for a consecutive five day calendar period or for an aggregate of twenty (20) Trading Days during the Commitment Period, for any reason, or (ii) the Company shall at any time fail to comply with the requirements of Article VI hereof, without regard to any cure period or written notice to cure which may be permitted or required.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

     The Investor represents and warrants to the Company that:

     Section 3.1 Intent. The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

     Section 3.2 Sophisticated Investor. The Investor is a sophisticated Investor (as described in Rule 506(b)(2)(ii) of Regulation D) or an accredited Investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock. The Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

     Section 3.3 Authority. This Agreement has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                                       G-1-8

     Section 3.4 Not an Affiliate. The Investor is not an officer, director or, to Investor's good faith belief, an "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

     Section 3.5 Absence of Conflicts. The execution and delivery of this Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor, or, to the Investor's knowledge, (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound, (b) conflict with or constitute a material default thereunder, (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party, or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

     Section 3.6 Disclosure; Access to Information. Investor has received all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and Investor has had access to copies of any such reports that have been requested by it.

     Section 3.7 Manner of Sale. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Investor that:

     Section 4.1 Organization of the Company. The Company is a corporation duly organized and existing in good standing under the laws of the State of Florida and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. Except as set forth in the SEC Documents, the Company does not have any subsidiaries. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure to so qualify would not have a Material Adverse Effect.

     Section 4.2 Authority. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and to issue the Put Shares; (ii) the execution, issuance and delivery of this Agreement and the Registration Rights Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (iii) this Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                                       G-1-9

     Section 4.3 Capitalization. The authorized and outstanding capital stock of the Company as of the Subscription Date is set forth on Schedule 4.3 hereto. Except as set forth in the SEC Documents or Schedule 4.3, as of the Subscription Date, there are no options, warrants or rights to subscribe for securities, rights or obligations convertible into or exchangeable for, or giving any rights to receive any Capital Shares. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

     Section 4.4 Common Stock. As of the commencement of and throughout the Commitment Period, the Company will have registered its Common Stock pursuant to
Section 12(b) or 12(g) of the Exchange Act and be in full compliance with all reporting requirements of the Exchange Act, and the Company will have maintained all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is then listed or quoted on the Principal Market.

     Section 4.5 SEC Documents. The Company has delivered or made available to the Investor true and complete copies of the SEC Documents (including, without limitation, proxy information and solicitation materials). The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company described above and/or included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     Section 4.6 Valid Issuances. If made in accordanc with this Agreement, the sale by the Company of the Put Shares and Warrant will be properly accomplished pursuant to Section 4(2), Regulation D and/or any applicable state law. The sale by the Company of the Warrant Shares, if made in accordance with the terms of the Warrant, will be properly accomplished pursuant to Section 4(2), Regulation D and any applicable state law. When issued, the Put Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Put Shares and Warrant Shares pursuant to, nor the Company's performance of its obligations under, this Agreement or the Registration Rights Agreement will (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Put Shares or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company. The Put Shares and Warrant Shares shall not subject the Investor or holder to personal liability by reason of the possession thereof.

     Section 4.7 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf, if any, (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Put Shares or Warrant Shares, or (ii) made any offers

                                       G-1-10
or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the sale of the Put Shares or the Warrant Shares under the Securities Act.

     Section 4.8 Corporate Documents. The Company has furnished or made available to the Investor true and correct copies of the Company's Articles of Incorporation, as amended and in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as amended and in effect on the date hereof (the "By-Laws").

     Section 4.9 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of Common Stock, Warrant and Warrant Shares do not and will not (i) result in a violation of the Company's Articles of Incorporation or By-Laws or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing; provided that, for purposes of the Company's representations and warranties as to violations of foreign law, rule or regulation referenced in clause (iv), such representations and warranties are made only to the best of the Company's knowledge insofar as the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby are or may be affected by the status of the Investor under or pursuant to any such foreign law, rule or regulation. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof other than any SEC, NASD, Principal Market or state securities filings that may be required to be made by the Company subsequent to any Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Principal Market.

     Section 4.10 No Material Adverse Change. Since the date of the most recent financial statements included in the SEC Documents, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents.

     Section 4.11 No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, and are not disclosed in the SEC Documents or otherwise publicly announced, other than those incurred in the ordinary course of the Company's businesses since the date of the most recent financial statements included in the SEC Documents and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

     Section 4.12 No Undisclosed Events or Circumstances. Since the date of the most recent financial statements included in the SEC Documents, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date

                                       G-1-11
hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

     Section 4.13 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement, under circumstances that would require registration of the Common Stock under the Securities Act.

     Section 4.14 Litigation and Other Proceedings. Except as may be set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the best knowledge of the current management and Board of Directors of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which might have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which might result in a Material Adverse Effect.

     Section 4.15 No Misleading or Untrue Communication. The Company and any Person representing the Company, in connection with the transactions contemplated by this Agreement, have not made, at any time, any oral or written communication in connection with same, which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

     Section 4.16 Material Non-Public Information. The Company is not in possession of, nor has the Company or its agents disclosed to the Investor, any material non-public information that (i) if disclosed, would, or could reasonably be expected to have, an effect on the price of the Common Stock or
(ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

                                    ARTICLE V

                            COVENANTS OF THE INVESTOR

     Section 5.1 Compliance with Law. The Investor covenants for himself only, that such Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

     Section 6.1 Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all respects with the terms thereof.

     Section 6.2 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Put Shares; such amount of shares of Common Stock to be reserved shall be calculated based upon the minimum Purchase Price therefor under the terms of this Agreement.

     Section 6.3 Listing of Common Stock. The Company shall maintain the listing of the Common Stock on a Principal Market, and as soon as practicable (but in any event prior to the

                                       G-1-12
commencement of the Commitment Period) to list the Put Shares and Warrant Shares on the Principal Market. The Company further shall, if the Company applies to have the Common Stock traded on any other Principal Market, include in such application the Put Shares, and shall take such other action as is necessary or desirable in the opinion of the Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company shall take all action necessary to continue the listing and trading of its Common Stock on a Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such Principal Market.

     Section 6.4 Exchange Act Registration. The Company shall cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act. The Company will take all action to continue the listing and trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.

     Section 6.5 Legends. The certificates evidencing the Common Stock to be sold by the Investor pursuant to Section 9.1 shall be free of legends.

     Section  6.6  Corporate  Existence.  The  Company   will  take   all  steps
necessary to preserve and continue the corporate existence of the Company.

     Section 6.7 Additional SEC Documents. The Company will deliver to the Investor, as and when the originals thereof are submitted to the SEC for filing, copies of all SEC Documents so furnished or submitted to the SEC.

     Section 6.8 Blackout Period. Subject to the requirements of Regulation FD under the Exchange Act, the Company will immediately notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities; (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Optional Purchase Notice during the continuation of any of the foregoing events.

                                       G-1-13

     Section 6.9  Expectations Regarding  Optional Purchase Notices.  Within ten
(10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company undertakes to notify the Investor as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Optional Purchase Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Optional Purchase Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor at any time as to its reasonable expectations with respect to the current calendar quarter.

     Section 6.10 Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

     Section 6.11 Issuance of Put Shares. The sale and issuance of the Put Shares and Warrant Shares shall be made in accordance with the provisions and requirements of applicable state law.

                                   ARTICLE VII

                       CONDITIONS TO DELIVERY OF OPTIONAL
                   PURCHASE NOTICES AND CONDITIONS TO CLOSING

     Section 7.1 Conditions Precedent to the Obligation of the Company to Issue and Sell Common Stock. The obligation hereunder of the Company to issue and sell the Put Shares to the Investor incident to each Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below.

               (a) Accuracy of the Investor's Representation and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

               (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

     Section 7.2 Conditions Precedent to the Right of the Company to Deliver an Optional Purchase Notice and the Obligation of the Investor to Purchase Put Shares. The right of the Company to deliver an Optional Purchase Notice and the obligation of the Investor hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on (i) the date of delivery of such Optional Purchase Notice, (ii) for each day during the Valuation Period; and (iii) the applicable Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions:

               (a) Registration of the Common Stock with the SEC. As set forth in the Registration Rights Agreement, the Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities that shall have been declared effective by the SEC prior to the first Optional Purchase Date, but in no event later than the date set forth in the Registration Rights Agreement and shall have filed a prospectus supplement on the first trading day after each Closing Date.

                                       G-1-14

               (b) Effective Registration Statement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so, and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist.

               (c) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties herein to be incorrect and which have been corrected with no continuing impairment to the Company or the Investor.

               (d) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

               (e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

               (f) Adverse Changes. Since the date of filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

               (g) No Suspension of Trading In or Delisting of Common Stock. The trading of the Common Stock (including, without limitation, the Put Shares) shall not have been suspended by the SEC, the Principal Market or the NASD and the Common Stock (including, without limitation, the Put Shares) shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

               (h) Legal Opinions. The Company shall have caused to be delivered to the Investor, within five (5) Trading Days of the effective date of the Registration Statement, an opinion of the Company's independent counsel in the form of Exhibit B hereto, addressed to the Investor; provided, however, that in the event that such an opinion cannot be delivered by the Company's independent counsel to the Investor, the Company shall promptly revise the Registration Statement and shall not deliver an Optional Purchase Notice. If an Optional Purchase Notice shall have been delivered in good faith without knowledge by the Company that an opinion of independent counsel cannot be delivered as required, at the option of the Investor, either the applicable Closing Date shall automatically be postponed for a period of up to five (5) Trading Days until such an opinion is delivered to the Investor, or such Closing shall otherwise be canceled. Liquidated damages determined pursuant to Section 2.4 shall be calculated and payable on the Closing Date. The Company's independent counsel shall also deliver to the

                                       G-1-15

Investor, upon execution of this Agreement, an opinion in form and substance reasonably satisfactory to the Investor addressing, among other things, corporate matters and the exemption from registration under the Securities Act of the issuance of the Registrable Securities by the Company to the Investor under this Agreement.

               (i) Registration. No dispute between the Company and the Investor shall exist pursuant to Section 8.2(c) as to the adequacy of the disclosure contained in the Registration Statement.

               (j) LEFT INTENTIONALLY BLANK.

               (k) Cross Default. The Company shall not be in default of a material term, covenant, warranty or undertaking of any other agreement to which the Company and any Investor are parties, nor shall there have occurred an event of default under any such other agreement.

               (l) No Knowledge. The Company shall have no knowledge of any event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen Trading Days following the Trading Day on which such Notice is deemed delivered).

               (m) Trading Cushion. The Trading Cushion shall have elapsed since the immediately preceding Optional Purchase Date and Closing Date.

               (n) Shareholder Vote. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market or the laws of any jurisdiction to which the Company is subject.

               (o) Escrow Agreement. If requested by the Company or any Investor, the parties hereto shall have entered into a mutually approved escrow agreement for the Purchase Price due hereunder and the Company shall have agreed to pay the fees and expenses of the Escrow Agent and not be in default of any such payments. A form of Escrow Agreement is annexed hereto as Exhibit E.

               (p) Voting Restrictions. The Investor shall not be subject to voting or other restrictions arising under any applicable "anti-takeover" laws, rules or regulations.

               (q) Other. On each Condition Satisfaction Date, the Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2. including, without limitation, a certificate in substantially the form and substance of Exhibit C hereto, executed in either case by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

                                  ARTICLE VIII

         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION

     Section 8.1 Due Diligence Review. The Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration

                                       G-1-16

Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD, Principal Market, or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

     Section 8.2  Non-Disclosure of Non-Public Information.

               (a) The Company represents and warrants that the Company and its officers, directors, employees and agents have not disclosed any non-public information to the Investor or advisors to or representatives of the Investor. The Company covenants and agrees that it shall refrain from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

               (b) The Company acknowledges and understands that the Investor is entering into this Agreement and the Registration Rights Agreement at the request of the Company and in good faith reliance on the Company's representation set forth in Section 4.16 that neither it nor its agents have disclosed to the Investor any material non-public information.

               (c) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any Investor who purchases stock in the Company in a public offering, to money managers or to securities analysts, in violation of Regulation FD of the Exchange Act provided, subject to its compliance with Regulation FD of the Exchange Act, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                       G-1-17

     Section 8.3 Confidentiality. The Company agrees that it will not publicly or privately disclose the identities of the Investor, Warrant Recipients, or Finders unless expressly agreed to in writing by the Investor or otherwise required by law.

                                   ARTICLE IX

                                     LEGENDS

     Section 9.1 Legends.  Unless  otherwise  provided below,  each  certificate
representing   Registrable  Securities  will  bear  the  following  legend  (the
"Legend"):

               THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A
               PRIVATE EQUITY LINE OF CREDIT AGREEMENT AMONG HAND BRAND DISTRIBUTION, INC. AND THE CERTAIN INVESTOR DATED JANUARY --, 2002. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES.

          Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form of Exhibit D hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investor to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Investor:

               (a) at any time after the Effective Date, upon surrender of one or more certificates evidencing Common Stock that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered, or prior to issuance of a certificate; provided that (i) the Registration Statement shall then be effective; (ii) the Investor confirms to the transfer agent that it has sold, pledged or otherwise transferred or agreed to sell,

                                       G-1-18
pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (iii) the Investor or sales agent confirms to the transfer agent that the Investor or sales agent has complied with the prospectus delivery requirement; and

               (b) at any time upon any surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing representations that (i) the Investor is permitted to dispose of such Registrable Securities without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act or (ii) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities in a manner other than pursuant to an effective registration statement, to a transferee who will upon such transfer be entitled to freely tradeable securities. Any of the notices referred to above in this Section 9.1 may be sent by facsimile to the Company's transfer agent.

     Section 9.2 No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 9.1 has been or shall be placed on the share certificates representing the Common Stock and no instructions or "stop transfers orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article IX.

                                    ARTICLE X

                               CHOICE OF LAW/VENUE

     Section 10.1 Choice of Law/Venue. This Agreement and the Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement or the Registration Rights Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                                   ARTICLE XI

              ASSIGNMENT; ENTIRE AGREEMENT, AMENDMENT; TERMINATION

     Section 11.1 Assignment. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other person.

     Section 11.2 Termination. This Agreement shall terminate twenty-four (24) months after the commencement of the Commitment Period; provided, however, that the provisions of Articles VI, VIII, IX, X, XI, XII, XIII and XIV shall survive the termination of this Agreement.

     Section  11.3  Entire   Agreement,   Amendment.   This  Agreement  and  the
Registration Rights Agreement constitute the full and entire understanding and agreement between the parties with regard to

                                       G-1-19
the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by both parties hereto.

                                   ARTICLE XII

                            NOTICES; INDEMNIFICATION

     Section 12.1 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to Hand Brand Distribution, Inc.:

     Hand Brand  Distribution,  Inc.
     9845 N.E. 2nd Avenue
     Miami Shores,  Florida  33138

     With a copy to (which communication shall not constitute notice):

     JOEL  BERNSTEIN,  ESQ.,  P.A.
     11900  Biscayne  Boulevard
     Suite 604
     Miami, Florida 33181
     Attn: Joel Bernstein
     Telecopier: (305) 892-0822

     If to the Investor:

     Prima Capital Growth Fund LLC
     676A 9th Avenue, Suite 259
     New York, NY 10036
     Telecopier: 561-241-7145

     with a copy to (which communication shall not constitute notice):

     Proskauer Rose, LLP

                                       G-1-20

     2255 Glades Road, Suite 340W
     Boca Raton, FL 33431
     Attn: Gayle Coleman, Esq.
     Telecopier: (561) 241-7145

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section 12.2  Indemnification.

               (a) The Company agrees to indemnify and hold harmless the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the Controlling Persons (as defined in the Registration Rights Agreement) from and against any Damages, joint or several, and any action in respect thereof to which the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Controlling Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Company contained in this Agreement in any event as such Damages are incurred.

               (b) The Investor agrees to indemnify and hold harmless the Company, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the Controlling Persons (as defined in the Registration Rights Agreement) from and against any Damages, joint or several, and any action in respect thereof to which the Company, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Controlling Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Investor contained in this Agreement.

     Section 12.3 Method of Asserting Indemnification Claims. All claims for indemnification by any Indemnified Party (as defined below) under Section 12.2 will be asserted and resolved as follows:

               (a) In the event any claim or demand in respect of which any person claiming indemnification under any provision of Section 12.2 (an "Indemnified Party") might seek indemnity under Section 12.2 is asserted against or sought to be collected from such Indemnified Party by a person other than the Company, the Investor or any affiliate of the Company (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of Section 12.2 against any person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party will not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party will notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute

                                       G-1-21

Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section 12.2 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

          1. If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 12.3(a), then the Indemnifying Party will have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief which affects the Indemnified Party, other than the payment of monetary damages, or that provides for the payment of monetary damages as to which the Indemnified Party will not be indemnified in full pursuant to Section 12.2). The
Indemnifying Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause 1, file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause 1, and except as provided in the preceding sentence, the Indemnified Party will bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 12.2 with respect to such Third Party Claim.

          2. If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 12.3(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause 2, if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause 3 below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause 2 or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause 2, and the Indemnifying Party will bear its own costs and expenses with respect to such participation.

                                       G-1-22

          3. If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 12.2 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the loss in the amount specified in the Claim Notice will be conclusively deemed a liability of the Indemnifying Party under Section 12.2 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. In the event any Indemnified Party should have a claim under Section 12.2 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 12.2 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the Loss in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 12.2 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand.

                                  ARTICLE XIII

                             FEES-EXPENSES-WARRANTS

     Section 13.1 Warrants. The Investor (sometimes referred to herein as "Warrant Recipient") shall receive 600,000 Warrants. A form of Warrant is annexed hereto as Exhibit F. The Purchase Price (as defined in the Warrant) shall be $1.00. The Warrants will be exercisable for five years from the Issue Date (as defined in the Warrant). The Investor is granted the registration rights set forth in the Registration Rights Agreement with respect to the Warrant Shares. The Warrants must be delivered to the Investor on the Subscription Date. All the representations, undertakings and covenants made by the Company to or for the benefit of the Investor relating to the Put Shares and to or for the benefit of the holder of Put Shares are also made by the Company to and for the benefit of the Investor in relation to the Warrant Shares.

     Section 13.2 Timely Delivery. In the event any Warrants are not timely delivered, the Investor shall have no obligation to purchase Put Shares pursuant to this Agreement.

     Section 13.3 Fees and Expenses. Each of the Company and the Investor agrees to pay its own expenses incident to the performance of its obligations hereunder, except that the Company shall pay the fees, and reasonable expenses and disbursements of the Investor's counsel on or before the Subscription Date as follows: Proskauer Rose LLP shall be paid $30,000.00.

     Section 13.4 Finders. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the Company or Investor except as described on Schedule 13 (each a "Finder"). The Company agrees to pay to the Finders the fee set forth on Schedule 13 ("Finder's Fee"). The Finder's Fee shall be paid out of the escrow account established for deposit of Investment Amounts, if any, but in any event not later than the Closing Date with respect to which Finder's Fees are payable. A default by the Company of the Company's obligations to the Finder shall be deemed a default under the Agreement, and

                                       G-1-23
shall terminate the Investor's obligation to comply with any Optional Purchase Notices provided such default is not due to a failure by an escrow agent to comply with his obligations. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any other persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions.

     Section 13.5 Commitment Fee. The Company agrees to pay, on or before the Subscription Date, the aggregate amount of $300,000.00 ("Commitment Fee") to the Investor. In the event the Commitment Fee is not timely paid, then the Investor shall have no obligation to purchase Put Shares pursuant to this Agreement.

                                   ARTICLE XIV

                                  MISCELLANEOUS

     Section 14.1 Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Agreement may be delivered by telecopier transmission which such copy shall be deemed an original executed Agreement.

     Section 14.2 Entire Agreement. This Agreement, the Exhibits hereto, the documents delivered in connection herewith, and the Registration Rights
Agreement set forth the entire Agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein.

     Section 14.3 Survival; Severability. The representations, warranties, covenants and agreements of the parties hereto shall survive each Closing hereunder. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

     Section 14.4 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     Section 14.5 Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the Bid Price, VWAP, trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

     Section 14.6 Remedies for Breach. The Company and the Investor acknowledges that the other party's remedy at law for the breach of the provisions provided in this Agreement is inadequate. Therefore, the Company and the Investor agree that a breach or violation of this Agreement by the Company, on the one hand, and the Investor, on the other hand, will entitle the other party, as a matter of right, to an injunction or other equitable relief, issued by any court or arbitration panel of competent

                                       G-1-24
jurisdiction, restraining any further or continued breach or violation of this Agreement. Such right to an injunction will be cumulative and in addition to, and not in lieu of, any other remedies to which the Company and the Investor may show themselves justly entitled.

     Section 14.7 Publicity. Except as required by applicable law, neither the Company nor the Investor shall issue any press release or otherwise make any public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed.

     Section 14.8 Confidentiality. Investor agrees to maintain the confidentiality of all information about the Company received from any officer, employee or agent of the Company, until such time as that confidential information is released to the public generally as contemplated by Regulation FD of the Exchange Act other than as a result of any disclosure by Investor.

                                       G-1-25

     IN WITNESS WHEREOF, the parties hereto have caused this Private Equity Line
of  Credit  Agreement  to  be  executed  by  the  undersigned,   thereunto  duly
authorized, as of the date first set forth above.

                                    HAND BRAND DISTRIBUTION, INC.
                                    "Company"


                                        /s/
                                    By: ----------------------------------------


                                    PRIMA CAPITAL GROWTH FUND LLC
                                    "Investor"


                                    By: ----------------------------------------


                                       G-1-26

                                    EXHIBIT B

              FORM OF OPINION OF THE COMPANY'S INDEPENDENT COUNSEL
                WITHIN 5 TRADING DAYS FOLLOWING EFFECTIVE DATE OF
                             REGISTRATION STATEMENT


TO: Prima Capita Growth Fund LLC

     We have acted as counsel to -----------------------------, a --------------
corporation (the "Company"), in connection with the Private Equity Line of Credit Agreement between the Company and you, dated as of -------------------- (the "Line of Credit Agreement"), pursuant to which the Company will issue to you from time to time shares of Common Stock, $---------- par value (the "Put Shares") and the Registration Rights Agreement between you and the Company, dated --------------- (the "Registration Rights Agreement," and together with the Line of Credit Agreement, the "Agreements"). This opinion is rendered to you pursuant to Section 7.2(h) of the Line of Credit Agreement. Capitalized terms used without definition in this opinion have the meanings given to them in the Line of Credit Agreement.

In connection with this opinion, we have assumed the authenticity of all records, documents, and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all records, documents, and instruments submitted to us as copies. We have also assumed that there are no facts or circumstances relating to you that might prevent you from enforcing any of the rights to which our opinion relates. We have based our opinion upon our review of the following records, documents and instruments:

     (a) The Articles of Incorporation of the Company, as amended to date (the "Articles"), certified by the Secretary of State [the jurisdiction of incorporation] as of ---------------------- and certified to us by an officer of the Company as being complete and in full force and effect as of the date of this opinion;

     (b) The Bylaws of the Company certified to us by an officer of the Company as being complete and in full force and effect as of the date of this opinion (the "Bylaws");

     (c) Records certified to us by an officer of the Company as constituting all records of proceedings and actions of the Board of Directors and the shareholders of the Company relating to the transactions contemplated by the Agreement;

     (d) The Agreements;

     (e) A certificate related to the good standing of the Company issued by the Secretary of State of the State of [the jurisdiction of incorporation] dated -------------------;

     (f) A Certificate of the Chief Executive Officer of the Company as to certain factual matters (the "Officer's Certificate");

     (g) The SEC Documents.

     With your consent, we have based our opinion expressed in paragraph 1 below as to the good standing of the Company solely upon the documents enumerated in
(e) and (f) above.

                                       G-1-27

     Where our opinion relates to our "knowledge," such knowledge is based upon our examination of the records, documents, instruments, and certificates enumerated or described above and the actual knowledge of attorneys in this firm who are currently involved in substantive legal representation of the Company on matters related to the Agreements. With your consent, we have not examined any records of any court, administrative tribunal or other similar entity in connection with our opinion expressed in paragraph 2 of Part III below. We have assumed, for purposes of our opinion, to the effect that the Put Shares are fully paid and that the consideration for such Put Shares will be received by the Company in accordance with the Line of Credit Agreement.

     We express no opinion as to any anti-fraud provisions of applicable federal or state securities laws, any tax, anti-trust, land use, export, safety, environmental or hazardous materials laws, rules or regulations.

     This opinion is limited to the federal laws of the United States of America and the laws of the States of [jurisdiction of incorporation] and New York. We disclaim any opinion as to the laws of any other jurisdiction and we further disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental body.

     Based upon the foregoing and our examination of such questions of law as we have deemed necessary or appropriate for the purpose of this opinion, and subject to the limitations and qualifications expressed below, it is our opinion that:

     1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of [jurisdiction of incorporation] and has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets as described in the SEC Documents. To our knowledge, the Company does not have any subsidiaries other than as set forth in the SEC Documents.

     2. To our knowledge, except as described in the SEC Documents, there are no claims, actions, suits, proceedings or investigations that are pending against the Company or its properties, or to our knowledge, any officer or director of the Company in his or her capacity as such, nor to our knowledge has the Company received any written threat of any such claims, actions, suits, proceedings or investigations.

     3. To our knowledge, except as described in the Company's representations and warranties contained in Article IV of the Line of Credit Agreement, there are no outstanding options, warrants, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understanding, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

     4. Subject to the accuracy of your representations in Article III of the Line of Credit Agreement on the date hereof and on the date of issuance of any Put Shares and Warrant Shares, and the statement in the Officer's Certificate that the Company has not offered or sold, and will not offer or sell, any Put Shares by means of advertising or public solicitation, the issuance of the Warrant Shares in conformity with the terms of the Line of Credit Agreement constitutes transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended. The Put Shares and the Warrant Shares, when issued in compliance with the Line of Credit Agreement and Registration Rights Agreement, will be duly authorized, validly issued, fully paid, and non-assessable and free of preemptive rights set forth in the Articles, Bylaws and any agreement filed as an exhibit to the SEC Documents,

                                       G-1-28
provided, however, that the Put Shares and Warrant Shares may be subject to restrictions on transfer under state and federal securities laws, but only to the extent set forth in the Line of Credit Agreement.

     5. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreements and to issue the Put Shares.

     Each of the Agreements has been duly authorized, executed and delivered by the Company and the consummation by it of the transactions contemplated thereby has been duly authorized by all necessary corporate action and no further consent or authorization of the Company's board of directors or shareholders is required. Each of the Agreements has been duly executed and delivered on the part of the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other laws of general applicability relating to or affecting creditors' rights, (ii) to general principles of equity, whether such enforcement is considered in a proceeding in equity or at law, and (iii) to limitations imposed by applicable law or public policy on the enforceability of the indemnification provisions contained in the Agreements.

     6. The execution, delivery and performance of and compliance with the respective terms of each of the Agreements, and issuance of the Put Shares in accordance with the Line of Credit Agreement, will not violate any provision of the Articles or Bylaws or any law applicable to the Company.

     7. The holders of the Common Stock will not be subject to the provisions of
the  States  of  [states  of   incorporation   and  principal  office  location]
anti-takeover statutes.

     In connection with the registration of the Put Shares and Warrant Shares, we advised the Company as to the requirements of the Securities Act and the applicable Rules and Regulations and rendered other legal advice and assistance in the course of preparation of the Registration Statement and Prospectus, including review and discussion of the contents thereof. On the basis of the information that was developed in the course of the performance of such services considered in light of our understanding of the Securities Act, including the requirements of Forms S-1 and SB-2, we have no reason to believe that (i) the Registration Statement (other than the financial statements and related statements and schedules, as to which we express no belief), as of its Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) the Prospectus (other than the financial statements and related statements and schedules, as to which we express no belief), as of the Effective Date of the Registration Statement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that except as set forth in this opinion letter we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

     Our opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

     A. The effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the relief of debtors or the rights and remedies of creditors generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances and preferential transfers.

                                       G-1-29

     B. Limitations imposed by state law, federal law or general equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of any applicable agreement and upon the availability of injunctive relief or other equitable remedies, regardless of whether enforcement of any such agreement is considered in a proceeding in equity or at law.

     C. This opinion letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, including the General Qualifications and the Equitable Principles Limitation, and this opinion letter should be read in conjunction therewith.

     This opinion is rendered as of the date first written above, is solely for your benefit in connection with the Agreement and may not be relied upon or used by, circulated, quoted, or referred to nor may any copies hereof be delivered to any other person without our prior written consent. We disclaim any obligation to update this opinion letter or to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

                                              Very truly yours,


                                       G-1-30

                                    EXHIBIT C

                             COMPLIANCE CERTIFICATE

     The undersigned, --------------------------, hereby certifies, with respect to the shares of Common Stock of --------------------------- (the "Company") issuable in connection with the Optional Purchase Notice dated ---------------- (the "Notice"), delivered pursuant to Article II of the Private Equity Line of Credit Agreement dated ----------------------------------, by and among the
Company and the Investor (the "Agreement"), as follows:

     1. The undersigned is the duly elected -------------------------- of the Company.

     2. The representations and warranties of the Company set forth in the Agreement are true and correct in all material respects as though made on and as of the date hereof.

     3. The Company has performed, in all material respects, all covenants and agreements to be performed by the Company on or prior to the Closing Date related to the Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

     4. The amount of Common Stock remaining registered in an effective registration statement on behalf of the Investor as of this date is set forth on the schedule hereto.

     The   undersigned   has  executed  this   Certificate   this  ----  day  of
--------------.


                                       ----------------------------------------


                                       By: ------------------------------------
                                              Name:
                                              Title:

                                       G-1-31

                                    EXHIBIT D

                         INSTRUCTIONS TO TRANSFER AGENT

[TRANSFER AGENT]

Dear Sirs:

     Reference  is made to the  Private  Equity  Line of Credit  Agreement  (the
"Agreement"), dated as of -------------------- among the Investor (the "Investor") and --------------------- (the "Company"). Pursuant to the Agreement, subject to the terms and conditions set forth in the Agreement, the Investor has agreed to purchase from the Company and the Company has agreed to sell to the Investor from time to time during the term of the Agreement shares of Common Stock of the Company, $-------- par value (the "Common Stock"). As a condition to the effectiveness of the Agreement, the Company has agreed to issue to you, as the transfer agent for the Common Stock (the "Transfer Agent"), these instructions relating to the Common Stock to be issued to the Investor (or a permitted assignee) pursuant to the Agreement. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

     1. ISSUANCE OF COMMON STOCK WITHOUT THE LEGEND

Pursuant to the Agreement, the Company is required to prepare and file with the Commission, and maintain the effectiveness of, a registration statement or registration statements registering the resale of the Common Stock to be acquired by the Investor under the Agreement. The Company will advise the
Transfer Agent in writing of the effectiveness of any such registration statement promptly upon its being declared effective. The Transfer Agent shall be entitled to rely on such advice and shall assume that the effectiveness of such registration statement remains in effect unless the Transfer Agent is otherwise advised in writing by the Company and shall not be required to independently confirm the continued effectiveness of such registration statement. In the circumstances set forth in the following two paragraphs, the Transfer Agent shall deliver to the Investor certificates representing Common Stock not bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investor or its counsel or any other party (other than as described in such paragraphs).

     At any time after the effective date of the applicable registration statement (provided that the Company has not informed the Transfer Agent in writing that such registration statement is not effective) upon any surrender of one or more certificates evidencing Common Stock which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered, the Transfer Agent shall deliver to the Investor the certificates representing the Common Stock not bearing the Legend, in such names and denominations as the Investor shall request, provided that:

     (a) in connection with such event, the Investor (or its permitted assignee) shall confirm in writing to the Transfer Agent that (i) the Investor confirms to the transfer agent that it has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide

                                       G-1-32
transaction to a transferee that is not an affiliate of the Company; and (ii) the Investor confirms to the transfer agent that the Investor has complied with the prospectus delivery requirement;

     (b) the Investor (or its permitted assignee) shall represent that it is permitted to dispose of such securities without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act; or

     (c) the Investor, its permitted assignee, or either of their brokers confirms to the transfer agent that (i) the Investor has held the shares of Common Stock for at least one year, (ii) counting the shares surrendered as being sold upon the date the unlegended Certificates would be delivered to the Investor (or the Trading Day immediately following if such date is not a Trading
Day), the Investor will not have sold more than the greater of (a) one percent (1%) of the total number of outstanding shares of Common Stock or (b) the average weekly trading volume of the Common Stock for the preceding four weeks during the three months ending upon such delivery date (or the Trading Day immediately following if such date is not a Trading Day), and (iii) the Investor has complied with the manner of sale and notice requirements of Rule 144 under the Securities Act.

     Any advice, notice or instructions to the Transfer Agent required or permitted to be given hereunder may be transmitted via facsimile to the Transfer Agent's facsimile number of --------------------.

     2. MECHANICS OF DELIVERY OF CERTIFICATES REPRESENTING COMMON STOCK

          In connection with any Closing pursuant to which the Investor acquires Common Stock under the Agreement, the Transfer Agent shall deliver certificates representing Common Stock (with or without the Legend, as appropriate) as promptly as practicable, but in no event later than three (3) business days after such Closing.

     3. FEES OF TRANSFER AGENT; INDEMNIFICATION

          The Company agrees to pay the Transfer Agent for all fees incurred in connection with these Irrevocable Instructions. The Company agrees to indemnify the Transfer Agent and its officers, employees and agents, against any losses, claims, damages or liabilities, joint or several, to which it or they become subject based upon the performance by the Transfer Agent of its duties in accordance with the Irrevocable Instructions.

                                       G-1-33

     4. THIRD PARTY BENEFICIARY

          The Company and the Transfer Agent acknowledge and agree that the Investor is an express third party beneficiary of these Irrevocable Instructions and shall be entitled to rely upon, and enforce, the provisions hereof.

                                       [THE COMPANY]


                                       By:------------------------------------
                                             Name:
                                             Title:
AGREED:

[TRANSFER AGENT]


By:-------------------------------

                                       G-1-34

                                   SCHEDULE 13


FINDERS                                      CASH FINDERS FEE
None                                         None
TOTAL                                        None


                                       G-1-35

                                                                     Exhibit G-2


                          REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of January 16, 2002, is made and entered into among Hand Brand Distribution, Inc., a Florida corporation (the "Company"), and Prima Capital Growth Fund LLC, a New York limited liability corporation ("Investor").

     WHEREAS, the Company and the Investor have entered into that certain Private Equity Line of Credit Agreement, dated as of the date hereof (the "Investment Agreement"), pursuant to which the Company will issue, from time to time, to the Investor up to $30,000,000 worth of Common Stock and 600,000 Warrants;

     WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor's agreement to enter into the Investment Agreement, the Company has agreed to provide the Investor with certain registration rights with respect to the Registrable Securities (as defined in the Investment Agreement);

     NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein and in the Investment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows (capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Investment Agreement):

                                    ARTICLE I
                               REGISTRATION RIGHTS

     Section 1.1       FORM OF REGISTRATION STATEMENTS.

     (a) Filing of Registration Statement. Subject to the terms and conditions of this Agreement, the Company shall file with the SEC, within forty-five (45) days following the Subscription Date, a registration statement on Form S-1 or SB-2 under the Securities Act (the "Registration Statement") for the registration of the resale by the Investor of Registrable Securities.

     (b) Effectiveness of the Registration Statement. The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC by no later than one hundred and twenty (120) days after the Subscription Date and to insure that the Registration Statement remains in effect throughout the term of this Agreement as set forth in Section 4.2, subject to the terms and conditions of this Agreement.

     (c) Failure to Obtain Effectiveness of Registration Statements. In the event the Company fails for any reason to obtain the effectiveness of a Registration Statement within the time period set forth in Section 1.1(b), the Company shall pay to the Investor, within three (3) Trading Days of the date by which such Registration Statement was required to have been declared effective, $50,000.00 in immediately available funds into an account designated by the Investor. Such payments shall be made by wire transfer of immediately available funds.

     (d) Failure to Maintain Effectiveness of Registration Statements. Subsequent to the initial effectiveness of a Registration Statement, in the event the Company fails to maintain the effectiveness of a Registration Statement (or the underlying prospectus) throughout the period set forth in
Section 4.2, and the Investor holds any Registrable Securities at any time during the period of such ineffectiveness (an "Ineffective Period"), the Company shall pay to the Investor, in immediately available funds into accounts designated by the Investor, an amount equal to one percent (1%) of the aggregate purchase price of such

                                     G-2-1

Registrable Securities which are issued and payable to the Investor and aggregate Purchase Price (as defined in the Warrant) of the Warrant Shares (payable proportionately to the Investor of all of the Registrable Securities then held by the Investor for each seven-calendar-day period (or portion thereof) of an Ineffective Period. Such payments shall be made on the first Trading Day after the earliest to occur of (i) the expiration of the Commitment Period, (ii) the expiration of an Ineffective Period, (iii) the expiration of the first twenty-eight calendar days of an Ineffective Period and (iv) the expiration of each additional twenty-eight calendar-day periods during an Ineffective Period.

     (e) The parties hereto acknowledge and agree that the sums payable under Sections 1(c) or 1(d) above shall constitute liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the parties reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                                   ARTICLE II
                             REGISTRATION PROCEDURES

     Section 2.1 FILINGS; INFORMATION. The Company will facilitate the registration of such Registrable Securities in accordance with the Investor's intended methods of disposition thereof. Without limiting the foregoing, the Company in each such case will do the following as expeditiously as possible, but in no event later than the deadline, if any, prescribed therefor in this
Agreement:

     (a) The Company shall prepare and file with the SEC a registration statement on Form S-1 or Form SB-2 (if use of such forms are then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and in accordance with the intended method of distribution of such Registrable Securities); use reasonable best efforts to cause such filed Registration Statement to become and remain effective (pursuant to Rule 415 under the Securities Act, if applicable, or otherwise); prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective during the term of this Agreement; prepare and file, within one day after each Closing Date, any prospectus supplement required under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Investor set forth in such Registration Statement.

     (b) The Company shall file all necessary amendments to the Registration Statement in order to effectuate the purpose of this Agreement.

     (c) If so requested by the managing underwriters, if any, or the holders of a majority in aggregate amount of the Registrable Securities being registered, the Company shall (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holders agree should be included therein, and (ii) make all required filings of such prospectus supplement or post-effective



                                     G-2-2
amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 2.1(c)(ii) that would, in the opinion of counsel for the Company, violate applicable law.

     (d) In connection with the filing of a Registration Statement, the Company shall enter into such agreements and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the holders of a majority in aggregate principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company (including with respect to businesses or assets acquired or to be acquired by the Company), and the Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling holders of such Registrable Securities and the underwriters, if any, than those set forth herein (or such other provisions and procedures acceptable to the holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters, if any); and (iii) deliver such documents and certificates as may be reasonably requested by the holders of a majority in aggregate principal amount of the Registrable Securities being sold, their counsel and the managing underwriters, if any, to evidence the continued validity of their representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

     (e) Five Trading Days prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto (excluding amendments deemed to result from the filing of documents incorporated by reference therein), the Company shall deliver to the seller of Registrable Securities and counsel representing the seller of Registrable Securities, in accordance with the notice provisions of Section 4.8, copies of such Registration Statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review by such parties, and thereafter deliver to the seller of Registrable Securities and its counsel, in accordance with the notice provisions of Section 4.8, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as the Investor or counsel may reasonably request in order to facilitate the disposition of the Registrable Securities.

     (f) After the filing of the Registration Statement, the Company shall promptly notify the Investor of any stop order issued or threatened by the SEC in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

     (g) The Company shall use its reasonable best efforts to (i) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Investor may reasonably (in light of its intended plan of distribution) request, and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Investor to consummate the disposition of the Registrable Securities; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (g), subject itself to taxation in any such jurisdiction, or consent or subject itself to general service of process in any such jurisdiction.



                                     G-2-3

     (h) The Company shall immediately notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;
(iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus.

     (i) The Company shall enter into customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities (whereupon the Investor may, at its option, require that any or all of the representations, warranties and covenants of the Company also be made to and for the benefit of the Investor).

     (j) The Company shall make available to the Investor (and will deliver to Investor's counsel), subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the SEC and the Company, its counsel or auditors and will also make available for inspection by the Investor and any attorney, accountant or other professional retained by the Investor (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless
(i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided further, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records which counsel has advised the Inspectors that the Inspectors are compelled to disclose. The Investor agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Investor after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary


                                     G-2-4
obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public. The Investor further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

     (k) The Company shall deliver,  in accordance with the notice provisions of
Section 4.8, to the Investor a signed counterpart, addressed to the Investor, of
(1) an opinion or opinions of counsel to the Company, in such form reasonably acceptable to the Investor, and (2) to the extent required by law or reasonably necessary to effect a sale of Registrable Securities in accordance with prevailing business practices at the time of any sale of Registrable Securities pursuant to a Registration Statement, a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Investor therefore reasonably requests.

     (l) The  Company  shall  otherwise  comply  with all  applicable  rules and
regulations  of  the  SEC,  including,   without  limitation,   compliance  with
applicable reporting  requirements under the Exchange Act.

     (m) The Company shall appoint a transfer agent and registrar for all such Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement.

     (n) The Company may require the Investor to promptly furnish in writing to the Company such information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the SEC or the National Association of Securities Dealers. The Investor agrees to provide such information requested in connection with such registration within ten (10) business days after receiving such written request and the Company shall not be responsible for any delays in obtaining or maintaining the effectiveness of the Registration Statement directly caused by the Investor's failure to timely provide such information.

     Section 2.2  REGISTRATION  EXPENSES.  In connection with each  Registration
Statement, the Company shall pay all registration expenses incurred in connection with the registration thereunder (the "Registration Expenses"), including, without limitation: (i) all registration, filing, securities exchange listing and fees required by the National Association of Securities Dealers,
(ii) all registration, filing, qualification and other fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all word processing, duplicating, printing, messenger and delivery expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audits or comfort letters or costs associated with the delivery by independent certified public accountants of such special audit(s) or comfort letter(s) requested pursuant to Section 2.1(l) hereof), (vii) the fees and expenses of any special experts retained by the Company in connection with such registration, (viii) premiums and other costs of policies of insurance against liabilities arising out of any public offering of the Registrable Securities being registered, and (ix) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting fees, discounts, transfer taxes or commissions, if any, attributable to the sale of Registrable Securities, which shall be payable by each seller of Registrable



                                     G-2-5

Securities pro rata on the basis of the number of Registrable Securities of each such seller that are included in a registration under this Agreement.

                                   ARTICLE III
                        INDEMNIFICATION AND CONTRIBUTION

     Section 3.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each seller of Registrable Securities, its partners, Affiliates, officers, directors, employees and duly authorized agents, and each Person or entity, if any, who controls the seller of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, Affiliates, officers, directors, employees and duly authorized agents of such controlling Person or entity (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of investigating and defending any such claim) (collectively, "Damages"), joint or several, and any action or proceeding in respect thereof to which the seller of Registrable Securities, its partners, Affiliates, officers, directors, employees and duly authorized agents, and any such Controlling Person may become subject under the Securities Act or otherwise as incurred and, insofar as such Damages (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to the Registrable Securities or any preliminary prospectus, or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by the seller of Registrable Securities expressly for use therein, and shall reimburse the seller of Registrable Securities, its partners, Affiliates, officers, directors, employees and duly authorized agents, and each such Controlling Person for any legal and other expenses reasonably incurred by the seller of Registrable Securities, its partners, Affiliates, officers, directors, employees and duly authorized agents, or any such Controlling Person, as incurred, in investigating or defending or preparing to defend against any such Damages or actions or proceedings; provided, however, that the Company shall not be liable to the seller of Registrable Securities to the extent that any such Damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (A) the seller of Registrable Securities failed to send or deliver a copy of the final prospectus delivered by the Company to the seller of Registrable Securities with or prior to the delivery of written confirmation of the sale by the seller of Registrable Securities to the Person asserting the claim from which such Damages arise, and (B) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (C) such untrue statement or omission made in any prospectus was furnished to the Company by a seller of Registrable
Securities or described such seller of Registrable Securities in a manner consistent with representations made by any Investor in the Investment Agreement.

     Section 3.2 INDEMNIFICATION BY SELLER OF REGISTRABLE SECURITIES. Each Seller of Registrable Securities agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company, or entity, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each officer of the Company who signs the Registration Statement, the Company's directors, together with the partners, Affiliates, officers, directors, employees and duly authorized agents of such controlling Person or entity (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of investigating and defending any such claim) (collectively, "Damages"), joint or several, and any action or proceeding in respect thereof to which the Company and Controlling Person may become subject under the Securities Act or otherwise as incurred and, insofar as such Damages (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact



                                     G-2-6
contained in any Registration Statement or prospectus relating to the Registrable Securities or any preliminary prospectus, or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, only insofar as the same are based upon information furnished in writing to the Company by the seller of Registrable Securities expressly for use therein, and shall reimburse the Company and each such Controlling Person for any legal and other expenses reasonably incurred by the Company, or any such Controlling Person, in investigating or defending or preparing to defend against any such Damages or actions or proceedings; provided, however, that the seller of Registrable Securities shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by the seller under such Registration Statement bears to the total public offering price of all securities offered thereunder, but not in any event to exceed the net proceeds received by the seller of Registrable Securities from the sale of Registrable Securities covered by such registration statement.

     Section 3.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by any person or entity in respect of which indemnity may be sought pursuant to
Section 3.1 or 3.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person or entity against whom such indemnity may be sought (the "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action; in the event an Indemnified Party shall fail to give such notice as provided in this Section 3.3 and the Indemnifying Party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, the indemnification provided for in Section
3.1 and 3.2 shall be reduced to the extent of any actual prejudice resulting from such failure to so notify the Indemnifying Party; provided, that the failure to notify the Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified Party otherwise than under Section 3.1 or
3.2. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of the Company and such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reasonable. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to




                                     G-2-7
any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

     Section 3.4 OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding paragraphs of this Article 3 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Article III shall be in addition to any other rights to indemnification, contribution or other remedies which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

     Section  3.5  CONTRIBUTION.  If the  indemnification  provided  for in this
Article III is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such
Indemnified Party as a result of such Damages between the Company on the one hand and the Investor on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Investor in connection with such statements or omissions, as well as other equitable considerations. The relative fault of the Company on the one hand and of the Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this
Section 3.5 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.5, the Investor shall in no event be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the seller of Registrable Securities were sold to the public (less underwriting discounts and commissions) exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE IV
                                  MISCELLANEOUS

     Section 4.1 NO OUTSTANDING REGISTRATION RIGHTS. The Company represents and warrants to the seller of Registrable Securities that there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction that would conflict or be inconsistent with any provision of this Agreement or the Investment Agreement. The Company further represents and warrants that upon issuance, the Registrable Securities will not have been issued or sold in violation of any preemptive or other similar rights of holders of any securities of the Company or any other person.

     Section 4.2 TERM. The registration rights provided to the holders of Registrable Securities hereunder shall terminate at such time as all Put Shares and Warrant Shares (i) have been disposed of pursuant to the Registration Statement, (ii) have been sold under circumstances under which all of the



                                     G-2-8
applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (iv) may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the holder of Registrable Securities; provided, however, that such registration rights shall not terminate sooner than two years following the end of the Commitment Period. Notwithstanding the foregoing, paragraph (d) of Section 1.1,
Article III, Section 4.8 and Section 4.9 shall survive the termination of this Agreement.

     Section 4.3 RULE 144. The Company covenants that it will file all reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable the seller of Registrable Securities to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. If at any time the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144. Upon the request of the seller of Registrable Securities, the Company will deliver to the seller of Registrable Securities a written statement as to whether it has complied with such requirements.

     Section 4.4 CERTIFICATE. The Company will, at its expense, forthwith upon the request of any holder of Registrable Securities, deliver to such holder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of shares of each class of Stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

     Section 4.5 AMENDMENT AND MODIFICATION. Any provision of this Agreement may be waived, provided that such waiver is set forth in a writing executed by the parties to this Agreement. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, the waiver of any provision hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. No course of dealing between or among any Person having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

     Section 4.6 SUCCESSORS AND ASSIGNS; ENTIRE AGREEMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto. The Investor and Company may not assign their rights under this Agreement. This Agreement, together with the Investment Agreement set forth the entire agreement and understanding between the parties as to the



                                     G-2-9
subject  matter  hereof  and  merges  and  supersedes  all  prior   discussions,
agreements and understandings of any and every nature among them.

     Section 4.7 SEPARABILITY. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

     Section 4.8 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

         If to Hand Brand Distribution, Inc.:

                  Hand Brand Distribution, Inc.
                  9845 N.E. 2nd Avenue
                  Miami Shores, Florida 33138
                  Telecopier: _______________

         With a copy to (which communication shall not constitute notice):

                  JOEL BERNSTEIN, ESQ., P.A.
                  11900 Biscayne Boulevard
                  Suite 604
                  Miami, Florida 33181
                  Attn: Joel Bernstein
                  Telecopier: (305) 892-0822

         If to the Investor:

                  Prima Capital Growth Fund LLC
                  676A 9th Avenue, Suite 259
                  New York, NY 10036
                  Telecopier: 561-241-7145



                                     G-2-10

        And also a copy to (which communication shall not constitute notice):

                  Proskauer Rose, LLP
                  2255 Glades Road, Suite 340W
                  Boca Raton, FL 33431
                  Attn: Gayle Coleman, Esq.
                  Telecopier: (561) 241-7145

Either party hereto may from time to time change its address or facsimile number for notices under this Section 4.8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section 4.9 GOVERNING LAW. This Agreement shall be subject to the same choice of law, venue and jurisdiction as the Investment Agreement and construed under the laws of the State of New York, without giving effect to provisions regarding conflicts of law or choice of law.

     Section 4.10 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

     Section 4.11 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

     Section 4.12 FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.


                                     G-2-11

     Section 4.13 REMEDIES. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.




                                     HAND BRAND DISTRIBUTION, INC.
                                     "Company"


                                     By: /s/
                                         --------------------------------------




                                     PRIMA CAPITAL GROWTH FUND LLC
                                     "Investor"


                                     By: /s/
                                         --------------------------------------
                                         Manager



                                     G-2-12

                                                                     Exhibit G-3

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE
HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE EQUITY LINE OF CREDIT AGREEMENT AMONG HAND BRAND DISTRIBUTION, INC. AND THE INVESTOR DATED AS OF THE SUBSCRIPTION DATE. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES.


                         Right to Purchase 600,000 Shares of Common Stock of Hand Brand Distribution, Inc. (subject to adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT
                                  (Equity Line)

                                                    Issue Date: January 16, 2002

         HAND BRAND DISTRIBUTION, INC., a corporation organized under the laws of the State of Florida (the "Company"), hereby certifies that, for value received, Prima Capital Growth Fund LLC, a New York limited liability corporation, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through five (5) years after such date (the "Expiration Date"), up to 600,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $.001 par value per share, of the Company, at a per share purchase price of $1.00 (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "Company" shall include Hand Brand Distribution, Inc. and any corporation which shall succeed or assume the obligations of Hand Brand Distribution, Inc. hereunder.

         (b) The term "Common Stock" includes (a) the Company's Common Stock, $.002 par value per share, as defined in the Private Equity Line of Credit Agreement referred to in Section 9 hereof, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation, as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even if the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.


                                     G-3-1

         (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

         1.       Exercise of Warrant.

                  1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

                  1.2. Full Exercise. This Warrant may be exercised in full by the holder hereof by delivery of an original or fax copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such holder, and surrender of the original Warrant within seven (7) days of exercise to the Company at its principal office or at the office of its Warrant agent (as provided hereinafter), accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price (as hereinafter defined) then in effect.

                  1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, the number of shares of Common Stock for which such Warrant may still be exercised.

                  1.4. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") for each share of Common Stock as of a Determination Date shall mean:

                       (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System or the NASDAQ SmallCap Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

                       (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System or the NASDAQ SmallCap Market but is traded on the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

                       (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

                       (d)  If  the   Determination   Date  is  the  date  of  a
liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then


                                     G-3-2
all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

                  1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

                  1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

         2.1 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within seven (7) days thereafter, the Company, at its expense, (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct in compliance with applicable Securities Laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

                  2.2. Cashless Exercise.

                       (a) Payment may be made either in (i) cash or by certified or official bank check or checks payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of Warrants, Common Stock and/or Common Stock receivable upon exercise of the Warrants in accordance with Section (b) below, or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

                       (b) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:



                                     G-3-3

                            X=Y (A-B)
                                 ---
                                   A
                            --------

                      Where X= the number of shares of Common Stock to be issued to the holder

                            Y= the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

                            A= the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

                            B= Purchase Price (as adjusted to the date of such calculation)

                       (c) The Holder may not employ the cashless exercise feature described above at any time that the Warrant Stock to be issued upon exercise is included at the date of exercise for unrestricted resale in an effective registration statement.

         3.       Adjustment for Reorganization, Consolidation, Merger, etc.

                  3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization,
(b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

                  3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company having its principal office in New York, NY, as trustee for the holder or holders of the Warrants.

                  3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the holders of the Warrants be delivered to the Trustee as contemplated by Section 3.2.



                                     G-3-4

         4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

         5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 11 hereof).

         6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

         7. Assignment; Exchange of Warrant. Subject to compliance with applicable Securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the Shares. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

         8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the


                                     G-3-5

Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9. Registration Rights. This Warrant is issued pursuant to a Private Equity Line of Credit Agreement and Registration Rights Agreement dated at or about January 16, 2002. The terms of the Private Equity Line of Credit Agreement is incorporated herein by this reference.

         10.      INTENTIONALLY LEFT BLANK.

         11. Warrant Agent. The Company may, by written notice to the each holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         13. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

         14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. Any dispute relating to this Warrant shall be adjudicated in New York State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.



                                     G-3-6

         IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

                                            HAND BRAND DISTRIBUTION, INC.



                                            By: /s/
                                               ---------------------------------
                                                John Taggart



Witness:


------------------------------


                                     G-3-7

                                                                       EXHIBIT A
                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

TO: Hand Brand Distribution, Inc.

The  undersigned,  pursuant to the provisions set forth in the attached  Warrant
(No.     ), hereby irrevocably elects to purchase (check applicable box):

             shares of the Common Stock covered by such Warrant; or

      the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is
$           . Such payment takes the form of (check applicable box or boxes):

      $           in lawful money of the United States; and/or

      the cancellation of such portion of the attached Warrant as is exercisable
for a total of          shares of Common  Stock  (using a Fair  Market  Value of
$        per share for purposes of this calculation); and/or

      the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchaseable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned  requests that the certificates for such shares be issued in the
name   of,   and   delivered   to                           whose   address   is
                                                                  .

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:
      ------------------           ---------------------------------------------
                                   (Signature must conform to name of holder as specified on the face of the Warrant)


                                   ---------------------------------------------
                                   (Address)



                                     G-3-8

                                                                       EXHIBIT B


                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)


                  For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Hand Brand Distribution, Inc. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Hand Brand Distribution, Inc. with full power of substitution in the premises.

       TRANSFEREES        PERCENTAGE                      NUMBER
       -----------        TRANSFERRED                   TRANSFERRED
                          -----------                   -----------







Dated:
       ----------,  ----           ---------------------------------------------
                                   (Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:


-------------------------------    ----------------------------------
         (Name)                             (address)


                                   ----------------------------------
ACCEPTED AND AGREED:                        (address)
[TRANSFEREE]


-------------------------------
         (Name)



                                     G-3-9

                                                                     EXHIBIT G-4


                           AMENDMENT TO PRIVATE EQUITY
                            LINE OF CREDIT AGREEMENT


         This Agreement, dated as of March 4, 2002, between Prima Capital Growth Fund LLC. ("Prima") and Hand Brand Distribution, Inc. is an agreement of amendment to the Private Equity Line of Credit Agreement ("PELC Agreement") between the parties dated as of January 16, 2002.

         The amendments to the PELC Agreement are as follows:

(1) The "Subscription Date" shall be May 10, 2002 as it relates to the PELC Agreement and the Registration Rights Agreement, attached thereto as per Exhibit
10.4 of the Company's Form 8K filing dated January 14, 2002 with the SEC.

(2) The Commitment Fee referred to in Section 13.5 of the PELC Agreement shall be paid upon the earlier of: (i) the Company receiving $800,000 of equity financing prior to the effective registration as defined in Article I of the Registration Rights Agreement; or (ii) September 15, 2002. Prima shall have the right at any time prior to September 15, 2002 to convert all or a portion of the Commitment Fee, at $1.00 per share, to Company Common Stock and the Company shall issue such Common Stock from those included in the Registration Statement.

 All other terms and conditions of the PELC Agreement shall remain in full force and effect. This Agreement shall be construed in accordance with the laws of the New York, without regard to conflicts of law principles and may not be amended except by a writing signed by both parties.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above written.
                                                   Prima Capital Growth Fund LLC

                                                   By:/s/ Gary Morgan
                                                      --------------------------
                                                   Name:  Gary Morgan
                                                      --------------------------
                                                   Title:  Manager
                                                           ---------------------

                                                   Hand Brand Distribution Inc.

                                                   By:  /s/ Nicolas Wollner
                                                        ------------------------
                                                   Name:  Nicolas Wollner
                                                          ----------------------
                                                   Title:  President
                                                           ---------------------

                                     G-4-1